UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. Natixis Distributors, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

ANNUAL REPORT

SEPTEMBER 30, 2011

LOOMIS SAYLES SMALL CAP GROWTH FUND

Fund and manager review

FUND FACTS

Managers:

Mark F. Burns, CFA

John Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

December 31, 1996

Net Assets:

$267.4 million

Market Conditions

The period began positively, as prospects for global economic growth appeared to be in place. Nevertheless, the markets began to struggle following a multitude of shocks, including a devastating earthquake and tsunami in Japan, which caused negative growth in the world’s third largest economy and disrupted the global supply chain, unrest in the Middle East and Northern Africa, which caused oil to spike above $100 a barrel, and Standard & Poor’s downgrade of the United States’ long-term credit rating. In Europe, the sovereign-debt crisis sent fears through the region’s banking system further roiling markets. These headwinds, coupled with weaker-than-anticipated U.S. economic data, led to an increase in market volatility as the second half of the period unfolded. Small-cap stocks were hit especially hard during the market volatility.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 7.34%. The fund outperformed its benchmark, the Russell 2000 Growth Index, which returned -1.12% for the period.

Explanation of Fund Performance

Robust stock selection in most sectors drove the fund’s outperformance. Relative to the benchmark, only the financial services sector underperformed, and the lagging results were due primarily to stock selection. Overall, positions in the consumer discretionary, producer durables, energy and materials and processing sectors made the greatest contributions to the fund’s 12-month relative return. In terms of individual holdings, Pharmasset, IPG Photonics and Ulta Salon Cosmetics & Fragrance were among the fund’s top performers. Pharmasset, a biotechnology company, advanced during the period after reporting multiple strong quarters and releasing positive data relating to its hepatitis C treatment, which was effective in 98% of patients participating in a recent clinical trial. Fiber laser

1  |

manufacturer IPG Photonics, a long-time holding of the fund, performed well after reporting a strong fourth quarter resulting from higher-than-expected revenues. Beauty products retailer Ulta Salon Cosmetics & Fragrance’s shares rose sharply from new product launches leading to successful penetration of their existing customer base and success in acquiring new customers.

On a sector basis, financial services was the only negative performer. In terms of individual holdings, Newpark Resources, Nektar Therapeutics and Dice Holdings were among the largest detractors from fund performance. Newpark Resources, a drilling services company, declined after reporting earnings that fell short of estimates, as a large customer reduced their usage of a Newpark product. Shares of Nektar Therapeutics, a biopharmaceutical company, declined after the company decided not to add a financial partner to help develop its cancer drug. The company raised capital to fund the drug’s development, which diluted earnings and caused the stock to sell off. In addition, shares of career services company Dice Holdings declined as the employment outlook weakened, which put pressure on Dice’s key business segments.

Outlook

The market remains highly responsive to and strongly influenced by macroeconomic and related geopolitical considerations, and we think it’s unlikely this pattern will change in the near term. It appears corporate earnings growth rates have peaked. For certain sectors, industries and many companies, earnings actually may decline in the year ahead. We also believe much of this bad news already has been priced into the market. Stock market valuation indicators point to equities being attractively valued relative to history, and equity valuations appear especially attractive relative to interest rates. While our long-term conviction in equities remains intact, especially at these low historical valuation levels, the near to intermediate term could offer a wide range of outcomes and continued volatility.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 12/31/96)	7.34%	4.65%	5.48%
Retail Class (Inception 12/31/96)	7.16	4.40	5.23

Comparative Performance
Russell 2000 Growth Index(c)	-1.12	0.96	5.45
Russell 2000 Index(c)	-3.53	-1.02	6.12
Lipper Small-Cap Growth Funds Index(c)	-1.10	0.27	4.52
Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 1.03% Retail: 1.28%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

September 30, 2001 to September 30, 2011(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

3  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Fund and manager review

FUND FACTS

Managers:

Joseph Gatz, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers including emerging market securities.

Fund Inception Date:

May 13, 1991

Class Inception Date:

Institutional Class: May 13, 1991

Retail Class: December 31, 1996

Admin Class: January 2, 1998

Net Assets:

$845.0 million

Market Conditions

Small cap value stocks began the period with robust gains in late 2010 and early 2011, only to see markets reverse in the late spring and summer of 2011. Initial gains were fueled by a modest improvement in U.S. business conditions and investor optimism stemming from continued accommodation from the Federal Reserve Board. The subsequent decline was triggered by moderating economic data points and renewed concerns over global sovereign debt, the European banking sector, and the lack of political initiative to solve these problems. Nearly all sectors in the Russell 2000 Value Index declined during the period, with economically sensitive sectors suffering the most. Utilities were the only sector to record a material gain for the 12-month period, aided by higher dividend yields and less sensitivity to economic trends.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned -1.88%. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned -5.99% for the period.

Explanation of Fund Performance

Favorable stock selection in the producer durables, financial services and consumer discretionary sectors drove the fund’s relative outperformance, offsetting a slight shortfall in the materials and processing sector. The leading stocks during the period included Baldor Electric, a manufacturer of industrial electric motors and power transmission products. Baldor was among the fund’s largest holdings during the fourth quarter of 2010, when the company announced a merger agreement with Switzerland-based power and automation engineering company ABB Ltd. Another leading performer was DFC Global Corporation, a provider of consumer loans, including pawn and payday lending services. The company has maintained strong earnings growth through international expansion and a

|  4

growing available market due to traditional banks cutting back on consumer lending services. Genesco Inc., a specialty retailer of footwear and headwear, also was a leading contributor. The company’s shares advanced after earnings exceeded expectations and the company announced a potentially promising international acquisition.

Among the worst individual performers were industrial battery supplier EnerSys Inc., specialty chemical manufacturer Ferro Corporation., and hotel real estate investment trust Hersha Hospitality. All three stocks declined on mounting concerns about economic growth and the potential for reduced earnings.

In terms of absolute performance, a positive contribution was achieved within the producer durables and consumer discretionary sectors, offset by a negative contribution from materials & processing and financial services.

Outlook

The market remains highly responsive to and strongly influenced by macroeconomic and related geopolitical considerations, and we think it’s unlikely this pattern will change in the near term. It appears corporate earnings growth rates have peaked. For certain sectors, industries and many companies: earnings actually may decline in the year ahead. We also believe much of this bad news already has been priced into the market. Stock market valuation indicators point to equities being attractively priced relative to history, and equity valuations appear especially attractive relative to interest rates. While our long-term conviction in equities remains intact, especially at these low historical valuation levels, the near to intermediate term could offer a wide range of outcomes and continued volatility.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

5  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 5/13/91)	-1.88%	0.55%	7.22%
Retail Class (Inception 12/31/96)	-2.12	0.31	6.96
Admin Class (Inception 1/2/98)	-2.40	0.04	6.69

Comparative Performance
Russell 2000 Value Index(c)	-5.99	-3.08	6.47
Russell 2000 Index(c)	-3.53	-1.02	6.12
Lipper Small-Cap Core Funds Index(c)	-2.54	0.26	6.52

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.96% Retail: 1.21% Admin: 1.46%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

September 30, 2001 to September 30, 2011(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

|  6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

7  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$810.50	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

Retail Class
Actual	$1,000.00	$809.80	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.96% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  8

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$778.00	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$777.10	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$776.00	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

9  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of

|  10

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance was attributable, to a significant

11  |

extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that although the Fund’s performance lagged that of its relevant peer group for certain recent periods, performance was stronger when compared to the Fund’s relevant performance benchmark; and (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

|  12

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that although each Fund’s management fee was not subject to breakpoints, each Fund’s management fee and overall net expense ratio was at or below the median fee for a peer group of funds and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

13  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.7% of Net Assets

	Aerospace & Defense – 2.4%
60,185	HEICO Corp.	$2,963,510
160,695	Hexcel Corp.(b)	3,561,001

		6,524,511

	Air Freight & Logistics – 1.4%
57,775	Atlas Air Worldwide Holdings, Inc.(b)	1,923,330
68,723	HUB Group, Inc., Class A(b)	1,942,799

		3,866,129

	Auto Components – 1.7%
196,986	Amerigon, Inc.(b)	2,507,632
78,838	Tenneco, Inc.(b)	2,019,041

		4,526,673

	Biotechnology – 3.1%
84,556	Cepheid, Inc.(b)	3,283,310
84,410	Cubist Pharmaceuticals, Inc.(b)	2,981,361
137,162	Incyte Corp. Ltd.(b)	1,916,153

		8,180,824

	Building Products – 0.6%
204,644	NCI Building Systems, Inc.(b)	1,547,109

	Capital Markets – 2.5%
102,159	Evercore Partners, Inc., Class A	2,329,225
104,582	Financial Engines, Inc.(b)	1,893,980
91,736	Stifel Financial Corp.(b)	2,436,508

		6,659,713

	Commercial Banks – 1.9%
58,796	Signature Bank(b)	2,806,333
59,482	SVB Financial Group(b)	2,200,834

		5,007,167

	Commercial Services & Supplies – 2.6%
148,959	Mobile Mini, Inc.(b)	2,448,886
133,826	Waste Connections, Inc.	4,525,995

		6,974,881

	Construction & Engineering – 0.8%
128,529	MasTec, Inc.(b)	2,263,396

	Consumer Finance – 1.0%
62,573	First Cash Financial Services, Inc.(b)	2,624,937

	Diversified Consumer Services – 0.9%
92,548	K12, Inc.(b)	2,356,272

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Financial Services – 1.0%
93,208	MSCI, Inc., Class A(b)	$2,826,999

	Electrical Equipment – 0.9%
43,056	Polypore International, Inc.(b)	2,433,525

	Electronic Equipment, Instruments & Components – 2.6%
46,299	IPG Photonics Corp.(b)	2,011,229
149,293	Maxwell Technologies, Inc.(b)	2,748,484
83,786	Measurement Specialties, Inc.(b)	2,175,084

		6,934,797

	Energy Equipment & Services – 3.2%
73,262	C&J Energy Services, Inc.(b)	1,204,427
44,253	Lufkin Industries, Inc.	2,354,702
347,434	Newpark Resources, Inc.(b)	2,115,873
81,263	Oceaneering International, Inc.	2,871,835

		8,546,837

	Food & Staples Retailing – 1.1%
76,237	Fresh Market, Inc. (The)(b)	2,909,204

	Food Products – 0.8%
25,990	Diamond Foods, Inc.	2,073,742

	Health Care Equipment & Supplies – 5.9%
59,397	Cyberonics, Inc.(b)	1,680,935
173,627	DexCom, Inc.(b)	2,083,524
164,904	Insulet Corp.(b)	2,516,435
107,574	Masimo Corp.	2,328,977
95,650	NxStage Medical, Inc.(b)	1,995,259
86,239	Tornier NV(b)	1,767,037
113,049	Volcano Corp.(b)	3,349,642

		15,721,809

	Health Care Providers & Services – 6.9%
49,567	Catalyst Health Solutions, Inc.(b)	2,859,520
173,616	Hanger Orthopedic Group, Inc.(b)	3,279,606
174,753	HMS Holdings Corp.(b)	4,262,226
36,344	MWI Veterinary Supply, Inc.(b)	2,501,194
144,289	PSS World Medical, Inc.(b)	2,841,051
171,036	Team Health Holdings, Inc.(b)	2,808,411

		18,552,008

	Health Care Technology – 1.7%
82,771	SXC Health Solutions Corp.(b)	4,610,345

	Hotels, Restaurants & Leisure – 2.0%
25,791	Panera Bread Co., Class A(b)	2,680,717
204,966	Texas Roadhouse, Inc.	2,709,650

		5,390,367

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 0.9%
44,346	Tempur-Pedic International, Inc.(b)	$2,333,043

	Internet & Catalog Retail – 0.8%
55,525	Shutterfly, Inc.(b)	2,286,520

	Internet Software & Services – 5.1%
74,549	Ancestry.com, Inc.(b)	1,751,901
122,882	Constant Contact, Inc.(b)	2,124,630
166,132	DealerTrack Holdings, Inc.(b)	2,603,288
195,308	Dice Holdings, Inc.(b)	1,527,309
63,486	Liquidity Services, Inc.(b)	2,035,996
33,174	OpenTable, Inc.(b)	1,526,336
120,870	Vocus, Inc.(b)	2,025,781

		13,595,241

	IT Services – 0.9%
210,608	InterXion Holding NV(b)	2,487,281

	Life Sciences Tools & Services – 0.8%
96,838	Luminex Corp.(b)	2,146,898

	Machinery – 4.1%
54,116	Chart Industries, Inc.(b)	2,282,072
84,356	RBC Bearings, Inc.(b)	2,867,260
82,027	Robbins & Myers, Inc.	2,847,157
101,793	Westport Innovations, Inc.(b)	2,944,872

		10,941,361

	Media – 0.9%
159,329	MDC Partners, Inc., Class A	2,297,524

	Oil, Gas & Consumable Fuels – 3.9%
97,948	Approach Resources, Inc.(b)	1,664,136
82,154	Brigham Exploration Co.(b)	2,075,210
82,388	Oasis Petroleum, Inc.(b)	1,839,724
66,821	Rosetta Resources, Inc.(b)	2,286,615
78,703	World Fuel Services Corp.	2,569,653

		10,435,338

	Pharmaceuticals – 2.8%
134,350	Aegerion Pharmaceuticals, Inc.(b)	1,702,215
106,374	Auxilium Pharmaceuticals, Inc.(b)	1,594,546
95,775	Impax Laboratories, Inc.(b)	1,715,330
89,532	Questcor Pharmaceuticals, Inc.(b)	2,440,642

		7,452,733

	Professional Services – 5.3%
79,206	Advisory Board Co. (The)(b)	5,111,163
104,325	Corporate Executive Board Co. (The)	3,108,885

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – continued
54,510	CoStar Group, Inc.(b)	$2,832,885
82,322	FTI Consulting, Inc.(b)	3,030,273

		14,083,206

	Road & Rail – 1.0%
57,354	Genesee & Wyoming, Inc., Class A(b)	2,668,108

	Semiconductors & Semiconductor Equipment – 6.5%
79,277	Cavium, Inc.(b)	2,141,272
102,989	Ceva, Inc.(b)	2,503,663
64,719	Cymer, Inc.(b)	2,406,252
53,329	EZchip Semiconductor Ltd.(b)	1,771,589
54,107	Hittite Microwave Corp.(b)	2,635,011
35,891	Netlogic Microsystems, Inc.(b)	1,726,716
61,930	Power Integrations, Inc.	1,895,677
70,501	Silicon Laboratories, Inc.(b)	2,362,489

		17,442,669

	Software – 9.0%
169,816	Allot Communications Ltd.(b)	1,655,706
172,687	Ariba, Inc.(b)	4,785,157
60,587	CommVault Systems, Inc.(b)	2,245,354
59,369	Concur Technologies, Inc.(b)	2,209,714
92,578	QLIK Technologies, Inc.(b)	2,005,240
100,447	RealPage, Inc.(b)	2,054,141
127,932	Sourcefire, Inc.(b)	3,423,460
111,043	SuccessFactors, Inc.(b)	2,552,879
67,735	Ultimate Software Group, Inc.(The)(b)	3,164,579

		24,096,230

	Specialty Retail – 5.6%
151,881	Asbury Automotive Group, Inc.(b)	2,504,518
62,514	DSW, Inc., Class A	2,886,896
97,376	Hibbett Sports, Inc.(b)	3,300,073
91,065	Lumber Liquidators Holdings, Inc.(b)	1,375,081
41,207	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	2,564,312
63,935	Vitamin Shoppe, Inc.(b)	2,393,726

		15,024,606

	Textiles, Apparel & Luxury Goods – 3.1%
33,947	Deckers Outdoor Corp.(b)	3,165,897
101,786	G-III Apparel Group Ltd.(b)	2,326,828
46,841	PVH Corp.	2,728,020

		8,220,745

	Total Common Stocks (Identified Cost $258,763,531)	256,042,748

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.0%
$10,586,037	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $10,586,037 on 10/03/2011 collateralized by $10,785,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $10,798,575 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $10,586,037)	$10,586,037

	Total Investments – 99.7% (Identified Cost $269,349,568)(a)	266,628,785
	Other assets less liabilities – 0.3%	793,664

	Net Assets – 100.0%	$267,422,449

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $269,670,904 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$23,376,035
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(26,418,154)

	Net unrealized depreciation	$(3,042,119)

(b)	Non-income producing security.

Industry Summary at September 30, 2011 (Unaudited)

Software	9.0%
Health Care Providers & Services	6.9
Semiconductors & Semiconductor Equipment	6.5
Health Care Equipment & Supplies	5.9
Specialty Retail	5.6
Professional Services	5.3
Internet Software & Services	5.1
Machinery	4.1
Oil, Gas & Consumable Fuels	3.9
Energy Equipment & Services	3.2
Textiles, Apparel & Luxury Goods	3.1
Biotechnology	3.1
Pharmaceuticals	2.8
Commercial Services & Supplies	2.6
Electronic Equipment, Instruments & Components	2.6
Capital Markets	2.5
Aerospace & Defense	2.4
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	19.1
Short-Term Investments	4.0

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Air Freight & Logistics – 0.2%
52,301	Atlas Air Worldwide Holdings, Inc.(b)	$1,741,100

	Auto Components – 1.1%
459,158	Dana Holding Corp.(b)	4,821,159
172,744	Tenneco, Inc.(b)	4,423,974

		9,245,133

	Building Products – 1.0%
147,180	Armstrong World Industries, Inc.	5,068,879
376,559	Griffon Corp.(b)	3,080,253

		8,149,132

	Capital Markets – 1.7%
777,711	Fifth Street Finance Corp.	7,248,266
269,619	Stifel Financial Corp.(b)	7,161,081

		14,409,347

	Chemicals – 4.2%
300,663	Chemtura Corp.(b)	3,015,650
642,823	Ferro Corp.(b)	3,953,361
230,016	Koppers Holdings, Inc.	5,890,710
80,553	Minerals Technologies, Inc.	3,968,846
282,814	Olin Corp.	5,093,480
421,127	Omnova Solutions, Inc.(b)	1,507,635
228,186	WR Grace & Co.(b)	7,598,594
285,865	Zep, Inc.	4,293,692

		35,321,968

	Commercial Banks – 8.1%
587,102	BancorpSouth, Inc.	5,154,756
618,248	Cathay General Bancorp	7,035,662
181,773	City National Corp.	6,863,748
495,700	CVB Financial Corp.	3,811,933
556,621	First Financial Bancorp	7,681,370
160,056	IBERIABANK Corp.	7,532,235
379,315	Pinnacle Financial Partners, Inc.(b)	4,149,706
2,604,324	Popular, Inc.(b)	3,906,486
183,036	Prosperity Bancshares, Inc.	5,981,616
180,927	Signature Bank(b)	8,635,646
299,455	Wintrust Financial Corp.	7,728,934

		68,482,092

	Commercial Services & Supplies – 4.8%
351,957	KAR Auction Services, Inc.(b)	4,262,199
336,098	McGrath Rentcorp	7,995,771
567,866	Rollins, Inc.	10,624,773

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – continued
406,373	Standard Parking Corp.(b)	$6,355,674
130,259	Team, Inc.(b)	2,732,834
247,808	Waste Connections, Inc.	8,380,867

		40,352,118

	Communications Equipment – 1.9%
229,374	ADTRAN, Inc.	6,069,236
318,695	Brocade Communications Systems, Inc.(b)	1,376,763
853,097	Harmonic, Inc.(b)	3,634,193
205,280	NETGEAR, Inc.(b)	5,314,699

		16,394,891

	Construction & Engineering – 0.3%
168,632	MYR Group, Inc.(b)	2,974,668

	Consumer Finance – 2.4%
182,778	Cash America International, Inc.	9,350,922
506,243	DFC Global Corp.(b)	11,061,410

		20,412,332

	Distributors – 0.4%
109,064	Core-Mark Holding Co., Inc.(b)	3,340,630

	Diversified Financial Services – 1.6%
309,746	MarketAxess Holdings, Inc.	8,059,591
346,060	PHH Corp.(b)	5,564,645

		13,624,236

	Electric Utilities – 2.9%
178,898	ALLETE, Inc.	6,553,034
131,699	ITC Holdings Corp.	10,197,454
224,693	UIL Holdings Corp.	7,399,140

		24,149,628

	Electrical Equipment – 3.5%
151,992	AZZ, Inc.	5,892,730
287,466	EnerSys(b)	5,755,069
130,525	Global Power Equipment Group, Inc.(b)	3,037,317
449,943	II-VI, Inc.(b)	7,874,002
169,536	Thomas & Betts Corp.(b)	6,766,182

		29,325,300

	Electronic Equipment, Instruments & Components – 4.3%
134,768	Cognex Corp.	3,653,560
359,931	GSI Group, Inc.(b)	2,764,270
168,298	Littelfuse, Inc.	6,767,263
537,821	Methode Electronics, Inc.	3,996,010

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
246,260	Rofin-Sinar Technologies, Inc.(b)	$4,728,192
122,746	Rogers Corp.(b)	4,803,051
278,194	ScanSource, Inc.(b)	8,223,415
127,627	TTM Technologies, Inc.(b)	1,213,733

		36,149,494

	Energy Equipment & Services – 2.3%
289,873	Helix Energy Solutions Group, Inc.(b)	3,797,336
120,001	Lufkin Industries, Inc.	6,385,253
269,710	Oceaneering International, Inc.	9,531,552

		19,714,141

	Food & Staples Retailing – 1.1%
75,937	Casey’s General Stores, Inc.	3,314,650
410,633	Spartan Stores, Inc.	6,356,599

		9,671,249

	Food Products – 2.6%
112,798	Corn Products International, Inc.	4,426,194
535,716	Darling International, Inc.(b)	6,744,664
100,125	Fresh Del Monte Produce, Inc.	2,322,900
168,066	J & J Snack Foods Corp.	8,075,571

		21,569,329

	Gas Utilities – 1.2%
381,155	UGI Corp.	10,012,942

	Health Care Equipment & Supplies – 1.3%
155,947	SurModics, Inc.(b)	1,419,118
112,062	Teleflex, Inc.	6,025,574
85,911	West Pharmaceutical Services, Inc.	3,187,298

		10,631,990

	Health Care Providers & Services – 2.1%
116,531	MEDNAX, Inc.(b)	7,299,502
271,045	Vanguard Health Systems, Inc.(b)	2,753,817
206,504	WellCare Health Plans, Inc.(b)	7,843,022

		17,896,341

	Hotels, Restaurants & Leisure – 2.0%
107,958	Churchill Downs, Inc.	4,213,601
89,415	Cracker Barrel Old Country Store, Inc.	3,583,753
95,722	Six Flags Entertainment Corp.	2,653,414
222,622	Wyndham Worldwide Corp.	6,346,953

		16,797,721

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 1.2%
163,170	Jarden Corp.	$4,611,184
405,244	La-Z-Boy, Inc.(b)	3,002,858
117,495	Leggett & Platt, Inc.	2,325,226

		9,939,268

	Industrial Conglomerates – 0.8%
137,270	Raven Industries, Inc.	6,616,414

	Insurance – 3.5%
446,540	Employers Holdings, Inc.	5,697,851
326,467	HCC Insurance Holdings, Inc.	8,830,932
108,309	ProAssurance Corp.	7,800,414
156,558	Reinsurance Group of America, Inc., Class A	7,193,840

		29,523,037

	Internet & Catalog Retail – 0.5%
127,655	HSN, Inc.(b)	4,229,210

	Internet Software & Services – 1.0%
144,398	IAC/InterActiveCorp(b)	5,710,941
341,227	Perficient, Inc.(b)	2,497,782

		8,208,723

	IT Services – 1.1%
234,247	Wright Express Corp.(b)	8,910,756

	Leisure Equipment & Products – 0.3%
554,470	Callaway Golf Co.	2,866,610

	Life Sciences Tools & Services – 0.5%
155,622	Pharmaceutical Product Development, Inc.	3,993,261

	Machinery – 4.7%
334,348	Actuant Corp., Class A	6,603,373
146,584	Alamo Group, Inc.	3,047,481
439,916	Albany International Corp., Class A	8,028,467
402,453	Altra Holdings, Inc.(b)	4,656,381
308,158	Commercial Vehicle Group, Inc.(b)	2,024,598
283,740	John Bean Technologies Corp.	4,046,133
54,759	Middleby Corp. (The)(b)	3,858,319
139,684	RBC Bearings, Inc.(b)	4,747,859
49,107	Wabtec Corp.	2,596,287

		39,608,898

	Marine – 0.8%
121,016	Kirby Corp.(b)	6,370,282

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – 2.6%
137,892	Arbitron, Inc.	$4,561,468
186,322	John Wiley & Sons, Inc., Class A	8,276,423
149,604	Liberty Media Corp. - Liberty Starz, Class A(b)	9,508,830

		22,346,721

	Metals & Mining – 1.6%
102,828	Haynes International, Inc.	4,467,876
560,885	Horsehead Holding Corp.(b)	4,161,767
154,083	Reliance Steel & Aluminum Co.	5,240,363

		13,870,006

	Multiline Retail – 0.6%
486,031	Fred’s, Inc. Class A	5,181,090

	Oil, Gas & Consumable Fuels – 2.3%
149,607	Berry Petroleum Co., Class A	5,293,096
349,136	Cloud Peak Energy, Inc.(b)	5,917,855
506,035	Energy Partners Ltd.(b)	5,601,807
678,926	Magnum Hunter Resources Corp.(b)	2,247,245

		19,060,003

	Paper & Forest Products – 0.5%
67,695	Deltic Timber Corp.	4,040,038

	Pharmaceuticals – 0.9%
287,573	Impax Laboratories, Inc.(b)	5,150,432
296,279	Obagi Medical Products, Inc.(b)	2,687,251

		7,837,683

	REITs - Apartments – 3.8%
277,338	American Campus Communities, Inc.	10,319,747
124,279	Home Properties, Inc.	7,054,076
133,984	Mid-America Apartment Communities, Inc.	8,068,517
309,208	UDR, Inc.	6,845,865

		32,288,205

	REITs - Diversified – 1.5%
364,429	DuPont Fabros Technology, Inc.	7,175,607
185,220	Potlatch Corp.	5,838,134

		13,013,741

	REITs - Healthcare – 0.8%
427,396	Omega Healthcare Investors, Inc.	6,808,418

	REITs - Hotels – 0.7%
1,629,443	Hersha Hospitality Trust	5,637,873

	REITs - Office Property – 1.0%
532,268	BioMed Realty Trust, Inc.	8,819,681

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs - Single Tenant – 0.9%
290,796	National Retail Properties, Inc.	$7,813,689

	REITs - Storage – 1.5%
707,732	CubeSmart	6,036,954
180,366	Sovran Self Storage, Inc.	6,704,204

		12,741,158

	Road & Rail – 1.8%
121,198	Genesee & Wyoming, Inc., Class A(b)	5,638,131
218,510	Old Dominion Freight Line, Inc.(b)	6,330,235
163,188	Werner Enterprises, Inc.	3,399,206

		15,367,572

	Semiconductors & Semiconductor Equipment – 1.8%
965,558	Lattice Semiconductor Corp.(b)	5,069,179
278,294	Semtech Corp.(b)	5,872,003
373,453	Teradyne, Inc.(b)	4,111,718

		15,052,900

	Software – 1.8%
322,712	Monotype Imaging Holdings, Inc.(b)	3,914,497
320,750	Progress Software Corp.(b)	5,629,162
420,295	SS&C Technologies Holdings, Inc.(b)	6,006,016

		15,549,675

	Specialty Retail – 4.0%
169,583	Genesco, Inc.(b)	8,738,612
1,077,563	Hot Topic, Inc.	8,221,806
219,819	RadioShack Corp.	2,554,297
175,920	Rent-A-Center, Inc.	4,829,004
554,071	Sally Beauty Holdings, Inc.(b)	9,197,578

		33,541,297

	Textiles, Apparel & Luxury Goods – 0.8%
160,273	Kenneth Cole Productions, Inc., Class A(b)	1,719,729
418,305	Movado Group, Inc.	5,094,955

		6,814,684

	Thrifts & Mortgage Finance – 1.2%
216,184	BankUnited, Inc.	4,487,980
557,049	Capitol Federal Financial, Inc.	5,882,437

		10,370,417

	Trading Companies & Distributors – 0.8%
290,065	H&E Equipment Services, Inc.(b)	2,393,036
299,808	Rush Enterprises, Inc., Class A(b)	4,245,282

		6,638,318

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Water Utilities – 0.5%
272,189	Middlesex Water Co.	$4,646,266

	Total Common Stocks (Identified Cost $783,582,072)	818,071,676

Closed End Investment Companies – 0.9%
527,881	Ares Capital Corp. (Identified Cost $7,110,703)	7,268,921

Principal Amount

Short-Term Investments – 3.1%
$26,703,466	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $26,703,466 on 10/03/2011 collateralized by $26,770,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $27,238,475 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $26,703,466)	26,703,466

	Total Investments – 100.8% (Identified Cost $817,396,241)(a)	852,044,063
	Other assets less liabilities—(0.8)%	(7,022,971)

	Net Assets – 100.0%	$845,021,092

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $818,658,243 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$116,877,704
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(83,491,884)

	Net unrealized appreciation	$33,385,820

(b)	Non-income producing security.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2011 (Unaudited)

Commercial Banks	8.1%
Commercial Services & Supplies	4.8
Machinery	4.7
Electronic Equipment, Instruments & Components	4.3
Chemicals	4.2
Specialty Retail	4.0
REITs – Apartments	3.8
Insurance	3.5
Electrical Equipment	3.5
Electric Utilities	2.9
Media	2.6
Food Products	2.6
Consumer Finance	2.4
Energy Equipment & Services	2.3
Oil, Gas & Consumable Fuels	2.3
Health Care Providers & Services	2.1
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	37.6
Short-Term Investments	3.1

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Statements of Assets and Liabilities

September 30, 2011

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$269,349,568	$817,396,241
Net unrealized appreciation (depreciation)	(2,720,783)	34,647,822

Investments at value	266,628,785	852,044,063
Receivable for Fund shares sold	790,188	809,440
Receivable for securities sold	3,282,377	895,003
Dividends receivable	2,900	1,038,817

TOTAL ASSETS	270,704,250	854,787,323

LIABILITIES
Payable for securities purchased	2,461,160	6,795,534
Payable for Fund shares redeemed	482,225	2,190,936
Management fees payable (Note 5)	189,542	498,561
Deferred Trustees’ fees (Note 5)	69,983	141,018
Administrative fees payable (Note 5)	10,464	34,363
Other accounts payable and accrued expenses	68,427	105,819

TOTAL LIABILITIES	3,281,801	9,766,231

NET ASSETS	$267,422,449	$845,021,092

NET ASSETS CONSIST OF:
Paid-in capital	$297,408,833	$867,065,886
Distributions in excess of net investment income/Accumulated net investment (loss)	(69,983)	(141,018)
Accumulated net realized loss on investments	(27,195,618)	(56,551,598)
Net unrealized appreciation (depreciation) on investments	(2,720,783)	34,647,822

NET ASSETS	$267,422,449	$845,021,092

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$154,312,625	$431,761,314

Shares of beneficial interest	10,243,263	19,308,454

Net asset value, offering and redemption price per share	$15.06	$22.36

Retail Class:
Net assets	$113,109,824	$347,759,400

Shares of beneficial interest	7,791,683	15,710,385

Net asset value, offering and redemption price per share	$14.52	$22.14

Admin Class:
Net assets	$—	$65,500,378

Shares of beneficial interest	—	3,015,902

Net asset value, offering and redemption price per share	$—	$21.72

See accompanying notes to financial statements.

27  |

Statements of Operations

For the Year Ended September 30, 2011

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$426,462	$12,766,557 (a)
Less net foreign taxes withheld	(4,900)	—

	421,562	12,766,557

Expenses
Management fees (Note 5)	1,692,500	7,809,927
Service and distribution fees (Note 5)	284,823	1,484,623
Administrative fees (Note 5)	104,735	483,829
Trustees’ fees and expenses (Note 5)	26,536	48,139
Transfer agent fees and expenses (Notes 5 and 6)	252,076	1,264,012
Audit and tax services fees	37,707	43,244
Custodian fees and expenses	31,125	40,668
Legal fees	3,654	16,884
Registration fees	50,274	65,746
Shareholder reporting expenses	19,737	116,288
Miscellaneous expenses	10,875	34,263

Total expenses	2,514,042	11,407,623
Fee/expense recovery (Note 5)	29,470	—
Less waiver and/or expense reimbursement (Note 5)	(27,094)	(551,088)

Net expenses	2,516,418	10,856,535

Net investment income (loss)	(2,094,856)	1,910,022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	24,546,166	92,685,709
Net change in unrealized appreciation (depreciation) on:
Investments	(32,206,864)	(102,463,891)

Net realized and unrealized loss on investments	(7,660,698)	(9,778,182)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,755,554)	$(7,868,160)

(a)	Includes a non-recurring dividend of $465,154.

See accompanying notes to financial statements.

|  28

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income (loss)	$(2,094,856)	$(1,245,082)	$1,910,022	$3,463,326
Net realized gain on investments	24,546,166	14,954,786	92,685,709	58,619,537
Net change in unrealized appreciation (depreciation) on investments	(32,206,864)	10,136,058	(102,463,891)	34,774,717

Net increase (decrease) in net assets resulting from operations	(9,755,554)	23,845,762	(7,868,160)	96,857,580

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(3,276,433)	(1,798,397)
Retail Class	—	—	(1,768,636)	(522,660)
Admin Class	—	—	(178,569)	—

Total distributions	—	—	(5,223,638)	(2,321,057)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	149,332,650	(17,035,340)	(54,117,495)	(150,208,179)

Net increase (decrease) in net assets	139,577,096	6,810,422	(67,209,293)	(55,671,656)
NET ASSETS
Beginning of the year	127,845,353	121,034,931	912,230,385	967,902,041

End of the year	$267,422,449	$127,845,353	$845,021,092	$912,230,385

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(69,983)	$(53,431)	$(141,018)	$2,319,360

See accompanying notes to financial statements.

29  |

THIS PAGE INTENTIONALLY LEFT BLANK

|  30

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund
Institutional Class
9/30/2011	$14.03	$(0.13)		$1.16 (g)	$1.03	$—	$—	$—
9/30/2010	11.58	(0.11	)(i)	2.56	2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(j)	3.93	3.87	—	—	—
Retail Class
9/30/2011	13.55	(0.18)		1.15 (g)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(i)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(j)	3.83	3.74	—	—	—

Small Cap Value Fund
Institutional Class
9/30/2011	$22.93	$0.09	(k)	$(0.50)	$(0.41)	$(0.16)	$—	$(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(l)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(j)(m)	4.29	4.41	(0.17)	(3.16)	(3.33)
Retail Class
9/30/2011	22.71	0.02	(k)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(l)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(j)(m)	4.28	4.32	(0.10)	(3.16)	(3.26)
Admin Class
9/30/2011	22.30	(0.04	)(k)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(l)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(j)(m)	4.22	4.19	(0.04)	(3.16)	(3.20)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(h)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

31  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$—	$15.06	7.34		$154,313	0.98	(h)	0.98	(h)	(0.78)		76
—	14.03	21.16		52,501	1.00		1.06		(0.85	)(i)	69
—	11.58	(11.40)		45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)		44,540	1.00		1.01		(0.47)		92
0.00	15.87	32.25		28,088	1.00		1.23		(0.47)		83

—	14.52	7.16		113,110	1.25		1.27		(1.07)		76
—	13.55	20.87		75,344	1.25		1.39		(1.10	)(i)	69
—	11.21	(11.66)		75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)		79,897	1.25		1.42		(0.70)		92
0.00	15.45	31.94		20,924	1.25		1.50		(0.66)		83

$—	$22.36	(1.88	)(k)	$431,761	0.90		0.93		0.33	(k)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)		553,268	0.89		0.89		0.47		61
0.00	28.77	17.02		534,776	0.89		0.89		0.43		57

—	22.14	(2.12	)(k)	347,759	1.15		1.22		0.08	(k)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)		464,525	1.15		1.27		0.21		61
0.00	28.52	16.74		465,055	1.15		1.24		0.15		57

—	21.72	(2.40	)(k)	65,500	1.40		1.52		(0.17	)(k)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)		77,855	1.40		1.68		(0.04)		61
0.00	28.13	16.41		76,783	1.40		1.56		(0.10)		57

(i)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(j)	Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.
(k)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.
(l)	Includes a non-recurring dividend of $0.02 per share.
(m)	Includes a non-recurring dividend of $0.05 per share.

See accompanying notes to financial statements.

|  32

Notes to Financial Statements

September 30, 2011

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued

33  |

Notes to Financial Statements – continued

September 30, 2011

at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT

|  34

Notes to Financial Statements – continued

September 30, 2011

distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

35  |

Notes to Financial Statements – continued

September 30, 2011

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as expired capital loss carryforwards, distributions in excess of current earnings, net operating losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 were as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	5,223,638	—	5,223,638	2,321,057	—	2,321,057

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	—

Capital loss carryforward:
Expires September 30, 2017	(14,995,800)	—
Expires September 30, 2018	(11,878,485)	(55,289,597)

Total capital loss carryforward	(26,874,285)	(55,289,597)
Deferred net capital losses (post-October 2010)	—	—
Unrealized appreciation (depreciation)	(3,042,116)	33,385,821

Total accumulated losses	$(29,916,401)	$(21,903,776)

Capital loss carryforward utilized in the current year	$(24,342,443)	$(91,474,906)

|  36

Notes to Financial Statements – continued

September 30, 2011

The Small Cap Growth Fund had $34,940,597 of capital loss carryforwards expire in the current year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2011, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their

37  |

Notes to Financial Statements – continued

September 30, 2011

duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$256,042,748	$—	$—	$256,042,748
Short-Term Investments	—	10,586,037	—	10,586,037

Total	$256,042,748	$10,586,037	$—	$266,628,785

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$818,071,676	$—	$—	$818,071,676
Closed End Investment Companies	7,268,921	—	—	7,268,921
Short-Term Investments	—	26,703,466	—	26,703,466

Total	$825,340,597	$26,703,466	$—	$852,044,063

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  38

Notes to Financial Statements – continued

September 30, 2011

4.  Purchases and Sales of Securities. For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$304,753,106	$165,116,650
Small Cap Value Fund	426,899,177	491,443,524

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$1,692,500	0.75%
Small Cap Value Fund	7,809,927	0.75%

39  |

Notes to Financial Statements – continued

September 30, 2011

For the year ended September 30, 2011, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$27,094	$—	$27,094
Small Cap Value Fund	133,329	316,740	101,019	551,088

1Expense reimbursements are subject to possible recovery until September 30, 2012.

For the year ended September 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Growth Fund	$29,470	$—	$29,470

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with

|  40

Notes to Financial Statements – continued

September 30, 2011

respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$284,823	$—
Small Cap Value Fund	205,471	1,073,681	205,471

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$104,735
Small Cap Value Fund	483,829

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid its transfer agent had each customer’s

41  |

Notes to Financial Statements – continued

September 30, 2011

shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$80,104	$82,827	$—
Small Cap Value Fund	480,211	577,864	152,883

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Payments by Affiliates. For the year ended September 30, 2011, Loomis Sayles reimbursed Small Cap Growth Fund $36 for losses incurred in connection with a trading error.

|  42

Notes to Financial Statements – continued

September 30, 2011

6.  Class Specific Expenses. For the year ended September 30, 2011, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$83,934	$168,142	$—
Small Cap Value Fund	495,430	611,177	157,405

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, neither Fund had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$23,926
Small Cap Value Fund	124,396

9.  Concentration of Ownership. At September 30, 2011, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan
Small Cap Growth Fund	2.01%	2.37%
Small Cap Value Fund	1.04%	1.90%

From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2011, one shareholder account comprised more than 5% of Small Cap Value Fund’s total outstanding shares, representing 25.73% of the Fund’s net assets, based on accounts that represent more than 5% of an individual class of shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record.

43  |

Notes to Financial Statements – continued

September 30, 2011

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,270,565	$142,244,743	942,038	$12,157,438
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,769,935)	(30,230,462)	(1,134,399)	(14,055,822)

Net change	6,500,630	$112,014,281	(192,361)	$(1,898,384)

Retail Class
Issued from the sale of shares	5,486,059	$91,670,428	1,649,726	$20,206,682
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(3,253,098)	(54,352,059)	(2,822,162)	(35,343,638)

Net change	2,232,961	$37,318,369	(1,172,436)	$(15,136,956)

Increase (decrease) from capital share transactions	8,733,591	$149,332,650	(1,364,797)	$(17,035,340)

|  44

Notes to Financial Statements – continued

September 30, 2011

10.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,546,529	$95,137,414	2,602,888	$56,206,503
Issued in connection with the reinvestment of distributions	114,244	3,053,733	80,409	1,643,559
Redeemed	(4,186,397)	(112,560,971)	(7,355,313)	(156,910,081)

Net change	(525,624)	$(14,369,824)	(4,672,016)	$(99,060,019)

Retail Class
Issued from the sale of shares	2,574,140	$67,167,049	1,882,548	$40,646,183
Issued in connection with the reinvestment of distributions	66,486	1,762,558	25,691	521,021
Redeemed	(3,836,066)	(101,096,155)	(3,929,781)	(84,156,249)

Net change	(1,195,440)	$(32,166,548)	(2,021,542)	$(42,989,045)

Admin Class
Issued from the sale of shares	1,061,267	$27,365,871	995,292	$21,022,763
Issued in connection with the reinvestment of distributions	5,109	133,140	—	—
Redeemed	(1,344,604)	(35,080,134)	(1,389,922)	(29,181,878)

Net change	(278,228)	$(7,581,123)	(394,630)	$(8,159,115)

Increase (decrease) from capital share transactions	(1,999,292)	$(54,117,495)	(7,088,188)	$(150,208,179)

45  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of

Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

|  46

2011 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2011, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Qualified Dividend Income. For the fiscal year ended September 30, 2011, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

47  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 2003 and Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)***	Trustee from 2005 to 2009 and since 2011 and Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee since 2002 and Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

|  48

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee since 2003 and Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 and Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee since 2009 and Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

49  |

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 and Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trusts; Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee since 2009 and Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trusts; Mutual fund industry and executive experience, including roles and president and chief executive officer for an investment advisor

Cynthia L. Walker (1956)	Trustee since 2005 and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis Sayles & Company, L.P.

|  50

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[2] (1965)***	Trustee since 2011 President of Loomis Sayles Funds II; Executive Vice President of Loomis Sayles Funds I	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

***	Messrs. Baker and Giunta were appointed as trustees effective January 1, 2011.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles Company, L.P.

[2]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

51  |

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

|  52

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

ANNUAL REPORT

SEPTEMBER 30, 2011

LOOMIS SAYLES FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSFIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

The Fund will invest primarily in fixed-income securities and may invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

Fund Inception Date:

January 17, 1995

Fund Registration Date:

March 7, 1997

Net Assets:

$881.3 million

Market Conditions

Fixed-income markets rallied through the start of 2011, fueled by the Federal Reserve Board’s (the Fed) large-scale asset purchase program, known as quantitative easing. Riskier assets were the primary beneficiaries of the program, and commercial mortgage-backed securities, high-yield bonds and equity-sensitive convertible bonds posted strong returns at the start of the year. The rally stalled in the summer, after Standard & Poor’s downgraded U.S. government debt, the European sovereign debt situation worsened and economic data suggested a possible slowdown in global growth. A sudden flight to quality drove down U.S. Treasury yields to historical lows.

Performance Results

For the 12 months ended September 30, 2011, Loomis Sayles Fixed Income Fund returned 3.01%. The fund underperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 5.14% for the period.

Explanation of Fund Performance

Maintaining a relatively long duration (price sensitivity to interest rate changes) strategy during the period contributed to the fund’s 12-month return. Yields generally declined during the period, particularly among longer-term securities, which helped the fund generate solid price appreciation. When interest rates fall, funds with longer durations tend to realize greater price appreciation. A long duration stance combined with an underweight position within investment-grade financial holdings also contributed to returns. Within high yield, strong security selection helped the fund capture sufficient gains during the first half of the reporting period to overcome the impact of the flight to quality during the second half. Favorable security selection among consumer non-cyclical issues and supranational bonds (foreign bonds issued by two or more central governments to promote economic development) also aided performance.

An underweight position in Treasuries and an allocation to convertible bonds primarily accounted for the fund’s underperformance. Treasuries experienced strong price appreciation during the flight to quality in the second half of the period. Convertible performance mirrored the volatility in the equity markets, which sold off sharply during the second half of the period. Nevertheless, we believe convertibles will continue to play an important role in the fund’s performance going forward. In addition, certain currency holdings were weak contributors to performance. The euro slid on inaction regarding Greece’s sovereign-debt woes, while the Brazilian real and Australian dollar suffered as the first-half rally in commodity prices abruptly reversed course.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the United States and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform, the Dodd-Frank Act, and Basel III financial regulation) have yet to be implemented, and election posturing in the United States will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

1  |

LOOMIS SAYLES FIXED INCOME FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 1/17/95)	3.01%	7.46%	10.39%

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(b)	5.14	6.52	5.74
Lipper BBB-Rated Funds Index(b)	5.36	6.18	5.98

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.58%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.58%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

September 30, 2001 through September 30, 2011(a)

Performance data quoted represents past performance and is no guarantee of future results.Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES GLOBAL BOND FUND

Fund and manager review

FUND FACTS

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Symbols:

Institutional Class	LSGBX
Retail Class	LSGLX

Objective:

High total investment return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities including investing primarily in investment grade fixed-income securities worldwide, although it may invest up to 20% of assets in below investment grade fixed-income securities.

Fund Inception Date:

May 10, 1991

Class Inception Date:

Institutional Class:

May 10, 1991

Retail Class:

December 31, 1996

Net Assets:

$2,332.2 million

Market Conditions

Investors maintained a preference for riskier assets throughout the first half of the reporting period. That sentiment quickly changed in the second half, as investors worried about sovereign debt concerns in Europe, a slowdown in China’s economic growth rate and weaker growth in the U.S. economy. Furthermore, high volatility stemming from Standard & Poor’s downgrade of long-term U.S. debt, euro policymakers’ continued piecemeal approach to combat the ongoing debt crisis in Europe, falling commodity prices and an investor selloff of the emerging markets led to market uncertainty and deteriorating sentiment in the final months of the reporting period. Several asset categories that held up well earlier in the period also succumbed to sellers in late August, including emerging market corporate debt and non-Japan Asian currencies. Credit spreads (the difference in yields between Treasury and non-Treasury securities of similar maturity) slowly moved wider during the summer and accelerated in early August, as a flight to quality pushed government bond yields lower in the United States and Germany.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Global Bond Fund returned 1.23%. The fund underperformed its benchmark, the Barclays Capital Global Aggregate Bond Index, which returned 4.00% for the period.

Explanation of Fund Performance

Country selection was the primary driver of fund performance for the period. Specifically, we underweighted the Japanese and European local markets and overweighted the Mexican and Norwegian local markets. U.S. Treasury and other government-related securities contributed to the fund’s performance due to the flight to quality prevalent in the final months of the 12-month period.

An overweight to emerging market and peripheral currencies, including the Brazilian real, Mexican peso and Turkish lira, hurt the fund’s return. These currencies posted negative results versus the U.S. dollar toward the end of the period. An underweight in the Japanese yen also detracted from performance, as the currency was one of the few to end the 12-month period with a positive return. Within the fund’s corporate allocation, security selection among banking and financial holdings and an out-of-benchmark allocation to high-yield financials dragged down performance. In addition, the fund’s relatively short duration (price sensitivity to interest rate changes) weighed on performance. In general, yields declined during the period, and our short duration strategy relative to the U.S. dollar- and euro-pay Treasury markets had a negative impact on performance. When interest rates decline, funds with shorter durations may not experience as much price appreciation as funds with longer durations.

To better align the currency exposure of specific holdings, we traded foreign currency contracts throughout the 12-month period. These derivative securities, which are regular components of the fund’s currency strategy, had a slightly negative impact on fund performance. Additionally, we utilized Treasury futures to manage the fund’s duration. These futures had a minimal negative impact on performance, as interest rates fell toward the end of the period.

Outlook

In the euro zone, we continue to closely monitor the mounting sovereign debt problems and the steps European policymakers will take next to stanch the crisis. Sovereign risk fears have extended to Italy, Europe’s largest bond market, while a likely default in Greece continues to fuel investors’ flight-to-quality sentiment. We are marginally increasing the fund’s risk exposure via specific credit purchases, as illiquidity and forced selling are generating price discrepancies in bonds we believe are desirable.

3  |

LOOMIS SAYLES GLOBAL BOND FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 5/10/91)	1.23%	6.60%	8.54%

Retail Class (Inception 12/31/96)	0.94	6.25	8.23

Comparative Performance
Barclays Capital Global Aggregate Bond Index(c)	4.00	6.85	6.88
Lipper Global Income Funds Index(c)	2.85	5.89	6.43

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.66% Retail 1.00%

Gross expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.66% Retail: 1.00%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(a)

September 30, 2001 through September 30, 2011(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(b)	The mountain chart is based on the Institutional Class minimum initial investment of $100,000.
(c)	See page 13 for a description of the indices.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  4

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Fund and manager review

FUND FACTS

Managers:

John Hyll

Clifton V. Rowe, CFA

Symbols:

Institutional Class	LSGSX
Retail Class	LIPRX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury.

Fund Inception Date:

May 20, 1991

Class Inception Date:

Institutional Class:

May 20, 1991

Retail Class:

May 28, 2010

Net Assets:

$35.8 million

Market Conditions

In the fall of 2010, the Federal Reserve Board (the Fed) initiated a second round of quantitative easing, known as QE2, and brought some stability to the financial markets with the program’s large-scale asset purchases. Investor confidence began to improve throughout the first half of the 12-month period, and macroeconomic indicators supported continued growth. Interest rates began to trend higher, and rising import and energy prices began to fan inflation expectations. But, during the second half of the period, market turbulence outweighed previous concerns about interest rates and inflation. Heightened volatility persisted, primarily due to the European sovereign debt crisis and concerns about weakening U.S. economic growth. While the Fed’s QE2 supported riskier assets early in the period, economic and sovereign-debt concerns drove a substantial selloff in riskier assets during the second half of the period. Forecasters lowered their U.S. gross domestic product expectations in July in response to a deceleration in growth. As the U.S. debt ceiling debate played out in July and early August, another fiscal stimulus seemed unlikely. Despite Standard & Poor’s downgrade of the U.S. long-term credit rating, investors flocked to U.S. government debt, pushing yields sharply lower and signaling that in times of uncertainty, investors still favored the depth and liquidity of Treasuries.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned 9.36%. The fund slightly underperformed its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, which returned 9.87% for the period.

Explanation of Fund Performance

The fund’s significant weight in U.S. Treasury Inflation-Protected Securities (TIPS) made the largest contribution to performance. TIPS were among the strongest-performing securities during the 12-month period, initially due to renewed inflation concerns and more recently due to the flight-to-quality rally among U.S. government debt. TIPS breakeven rates (the difference between nominal Treasury and TIPS yields) narrowed fairly significantly during the period, as inflation concerns subsided along with economic growth. Nevertheless, TIPS generated strong positive returns. In particular, the fund’s long-maturity TIPS contributed the most to performance, benefitting from declining yields. When yields decline, longer-term bonds tend to realize greater price appreciation than shorter-term bonds. Similarly, an allocation to long-maturity investment-grade corporate bonds contributed favorably to performance.

While all sectors represented in the fund contributed positively to its strong return, allocations to non-U.S.-dollar and high-yield securities were among the weakest performing contributors. This primarily was due to the risk-averse climate prevalent during the second half of the reporting period, which favored high quality and safety over lower-quality and riskier securities.

Outlook

The fund has benefitted from the most recent flight to quality and may continue to do so in the shorter term, as headwinds continue to generate market volatility. While many U.S. growth forecasts have been revised downward, our longer-term outlook suggests the recovery will continue. Low rates have stifled near-term inflation concerns; but longer term, as growth eventually takes hold, we believe the Fed will shift toward a more hawkish stance on inflation. Expectations for higher longer-term inflation may emerge over time, causing TIPS breakeven rates to widen.

5  |

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 5/20/91)(e)	9.36%	6.74%	5.69%

Retail Class (Inception 5/28/10)(a)(e)	9.14	6.46	5.36

Comparative Performance
Barclays Capital U.S. Treasury Inflation Protected Securities Index(c)	9.87	7.10	7.17
Lipper Treasury Inflation Protected Securities Funds Index(c)	8.49	6.34	N/A

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.22% Retail: 2.36%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.40% Retail: 0.65%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(d)(e)

September 30, 2001 through September 30, 2011(b)(d)(e)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the fund, for the last ten years. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the fund, the Barclays Capital U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the fund from September 30, 2001 through December 31, 2004. On December 15, 2004, in connection with a change of the fund’s investment objective, the fund changed its primary benchmark to the Barclays Capital U.S. Treasury Inflation Protected Securities Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the fund’s strategy change, comparative data for the fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the fund, from December 31, 2004, through September 30, 2011. The chart above also compares the performance of the fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 through September 30, 2011. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 13 for a description of the indices. Return data is not available for the Lipper Treasury Inflation Protected Securities Index prior to July 1, 2003.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(e)	The fund revised its investment strategies on 12/15/04; performance may have been different had the current investment strategy been in place for all periods shown.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  6

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Daniel Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSHIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests in primarily below investment grade fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

June 5, 1996

Fund Registration Date:

March 7, 1997

Net Assets:

$429.6 million

Market Conditions

Early in the period, strong corporate earnings and positive economic news promoted positive returns in the credit sector, while the Federal Reserve Board’s (the Fed) second round of quantitative easing, known as QE2, helped calm markets with its large-scale asset purchases. Bumps emerged along the way, including political upheaval in the Middle East and North Africa and supply-chain disruptions originating in Japan, but positive economic data helped moderate concerns. A few months later, negative housing, inflation and employment data suggested the U.S. economy was slowing, while the expiration of QE2 in June generated uncertainty. The last few months of the period were especially harsh, due to slower-than-expected global economic growth. Standard & Poor’s downgrade of U.S. debt and persistent fears of a euro zone default further roiled markets. Market liquidity tightened, and investors staged a flight to safety that pushed U.S. Treasury yields to historical lows.

Performance Results

For the 12 months ended September 30, 2011, Loomis Sayles Institutional High Income Fund returned -0.43%. The fund underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 1.78% for the period.

Explanation of Fund Performance

The fund’s longer duration (price sensitivity to interest rate changes) was a large contributor to returns for the year. High-yield bonds in the industrials sector were among the best contributors. In particular, certain issues in the technology, basic industry, communications, consumer cyclical and consumer non-cyclical segments persevered during the flight-to-safety, maintaining their gains from earlier in the year. Small out-of-benchmark allocations to investment-grade financials and investment grade industrials benefited fund performance, particularly amid demand for higher-quality issues late in the period. Holdings in selected finance companies provided the bulk of the positive performance in the investment grade financial sector, while consumer cyclical holdings were the largest contributors in the investment grade industrial sector.

A large out-of-benchmark allocation to equity-sensitive convertible securities accounted for much of the fund’s underperformance. As investors fled riskier assets in the final months of the period, equities and equity-sensitive securities retreated. In this environment, some of the fund’s convertibles holdings in the technology, consumer non-cyclical and consumer cyclical industries were among the weakest performers. In addition, a small out-of-benchmark allocation to bank loans hampered performance. Similar to convertibles, a small out-of-benchmark position in preferred securities detracted from return, as these issues mirrored the downturn in the equity markets.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the United States and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform, the Dodd-Frank Act, and Basel III financial regulation) have yet to be implemented, and election posturing in the United States will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

7  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 6/5/96)	-0.43%	6.62%	11.11%
Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	1.78	7.08	8.78
Lipper High Current Yield Funds Index(b)	0.91	4.81	7.03

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.72%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.72%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

September 30, 2001 through September 30, 2011(a)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  8

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Fund and manager review

FUND FACTS

Managers:

Neil A. Burke

Clifton V. Rowe, CFA

Richard Raczkowski

Symbols:

Institutional Class	LSDIX
Retail Class	LSDRX

Objective:

Above-average total return through a combination of current income and capital appreciation

Strategy:

Purchases only investment-grade fixed-income securities. The fund’s weighted average duration generally is two to five years. The fund may invest any portion of its assets in U.S.-dollar-denominated Canadian securities and up to 20% of its assets in other U.S.-dollar-denominated foreign securities, including emerging market securities.

Fund Inception Date:

January 28, 1998

Class Inception Date:

Institutional Class:

January 28, 1998

Retail Class:

May 28, 2010

Net Assets:

$60.2 million

Market Conditions

During the first half of the period, the Federal Reserve Board’s (the Fed) second round of quantitative easing, known as QE2, brought some stability to the financial markets through its large-scale asset purchases. Investor confidence improved and economic growth appeared intact. Interest rates began to move higher, and rising import and energy prices began to fan inflation expectations. But, during the second half of the period, market turbulence appeared to diminish the previous concerns about interest rates and inflation. Heightened volatility persisted, primarily due to the European sovereign debt crisis and concerns about weakening U.S. economic growth. While QE2 supported riskier assets early in the period, economic and sovereign debt concerns drove a substantial selloff in riskier assets during the second half of the period. As the U.S. debt ceiling debate played out in July and early August, another fiscal stimulus seemed unlikely. Despite Standard & Poor’s downgrade of the U.S. long-term sovereign credit rating, investors flocked to U.S. government debt, pushing yields sharply lower and signaling that in times of uncertainty, investors still favored the depth and liquidity of Treasuries.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Intermediate Duration Bond Fund returned 3.26%. The fund’s performance fell just short of the return of its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 3.40% for the period.

Explanation of Fund Performance

An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) was among the top contributors to fund performance. Fundamentals within the sector gradually improved during the period, while its yield advantages remained attractive in the current interest rate environment. We focused on higher-quality, super-senior-designated issues because, in the event of a bankruptcy, holders of senior securities are repaid before other creditors. The fund’s U.S. Treasury securities also contributed strongly to returns, primarily due to the flight-to-quality environment that characterized the second half of the period. Yields at the longer end of the yield curve (the graph depicting the relationship between Treasury yields and maturities) declined more than shorter-term yields, which helped boost performance, as we favored longer-term securities. Allocations to investment-grade corporate bonds generally supported performance over the period. Within the allocation, holdings in the industrials and utilities sectors posted the strongest absolute returns, while financials made smaller gains.

The fund’s asset-backed securities (ABS) were among the weaker contributors. Though the sector generated a positive return and the fund’s holdings tended to outperform similar-duration Treasuries over the period, ABS underperformed other sectors within the portfolio. Among the fund’s investment-grade corporate holdings, positions in the banking, basic industry, communications and consumer cyclicals industries came under pressure during the flight to quality in the second half of the period. In general, the fund’s shorter-duration issues were weaker performers, as interest rates moved lower across the yield curve during the period.

Outlook

Looking ahead, we expect to maintain a benchmark-like duration and a “barbelled” yield-curve strategy, a maturity strategy that overweights securities at the short and long ends of the maturity spectrum. The fund has benefitted from this yield-curve positioning in the past, and we believe the Fed’s latest stimulus plan, named “Operation Twist,” which seeks to lower long-term rates while keeping shorter-term rates at current or higher levels, should further support the strategy. Our recent efforts to lower risk exposure within the fund have helped performance, and we may reduce some issue-specific risk going forward. The new-issue market may remain a primary source for fund additions, given the attractive relative value opportunities in an otherwise soft market.

9  |

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 1/28/98)	3.26%	6.87%	5.46%

Retail Class (Inception 5/28/10)(a)	3.00	6.63	5.16

Comparative Performance
Barclays Capital U.S. Intermediate Government/Credit Bond Index(c)	3.40	5.92	5.12
Lipper Intermediate Investment Grade Debt Funds Index(c)	3.66	5.78	5.22

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.73% Retail: 1.61%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.40% Retail: 0.65%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(d)

September 30, 2001 through September 30, 2011(b)(d)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 13 for a description of the indices.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  10

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSIGX

Objective:

Above-average total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment grade fixed-income securities. The Fund may invest up to 10% of its assets in below investment-grade fixed-income securities and up to 10% of its assets in equity securities (including preferred stocks and common stocks).

Fund Inception Date:

July 1, 1994

Fund Registration Date:

March 7, 1997

Net Assets:

$452.3 million

Market Conditions

Fixed-income markets rallied through the start of 2011, fueled by the Federal Reserve Board’s (the Fed) second large-scale asset purchase program, known technically as “quantitative easing.” Riskier assets were the primary beneficiaries of the program, and commercial mortgage-backed securities (CMBS), high-yield bonds and equity-sensitive convertible bonds posted robust returns at the start of the year. The rally stalled in the summer months, after Standard & Poor’s downgraded U.S. sovereign debt, the European sovereign debt situation worsened, and economic data suggested a possible slowdown in global growth. Investors shunned risk during the third quarter of 2011, and a sudden flight to quality drove down U.S. Treasury yields to historical lows. Spreads (the difference in yield between Treasury and non-Treasury securities of similar maturities) widened across the board and liquidity tightened.

Performance Results

For the 12 months ended September 30, 2011, Loomis Sayles Investment Grade Fixed Income Fund returned 3.82%. The fund underperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 5.14% for the period.

Explanation of Fund Performance

A substantial allocation to non-U.S.-dollar-denominated securities made the largest contribution to the fund’s return. In particular, commodity-rich nations, including Canada, New Zealand and Australia, provided strong returns. In addition, a sizable allocation to Canadian sovereign debt boosted performance, as the bonds benefitted from the market’s flight to quality. Investment-grade credit in the industrial and financial sectors also helped lift results. Specifically, the fund’s longer-duration holdings (securities with greater price sensitivity to interest rate movements) benefited from the declining yield environment. (Generally when yields fall, funds with longer durations tend to generate greater price appreciation.) Strong performers included selections in the insurance, banking, brokerage, communications and technology industries. Furthermore, modest out-of-benchmark allocations to asset-backed and CMBS buoyed performance due to positive security selection.

Out-of-benchmark allocations to high-yield bonds in the financial sector – the only sector to make a negative contribution to the fund’s return – and convertible bonds were among the weakest contributors to performance. Spreads widened during the period, as investors lost confidence in global growth and worried about mounting sovereign debt in Europe and the United States throughout the third quarter of 2011. In addition, high-yield and investment-grade utilities generated weak performance, primarily due to poor results from certain names in the electric industry.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the United States and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform, the Dodd-Frank Act and Basel III financial regulation) have yet to be implemented, and election posturing in the United States will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we will intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

11  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 7/1/94)	3.82%	8.02%	9.76%
Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(b)	5.14	6.52	5.74
Lipper BBB-Rated Funds Index(b)	5.36	6.18	5.98

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.48%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.48%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

September 30, 2001 through September 30, 2011(a)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  12

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Capital Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Lipper Global Income Funds Index is an unmanaged index that tracks the average performance of the 30 largest global income funds according to Lipper Inc.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index that tracks the average performance of the 30 largest intermediate investment grade debt funds according to Lipper Inc.

Lipper Treasury Inflation Protected Securities Funds Index is an unmanaged index that tracks the average performance of the 30 largest treasury inflation protected securities funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in each fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

13  |

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$975.10	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94

*   Expenses are equal to the Fund’s annualized expense ratio: 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$998.70	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

Retail Class
Actual	$1,000.00	$997.20	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

*   Expenses are equal to the Fund’s annualized expense ratio: 0.67% and 0.96% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$1,078.50	$2.08
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$1,077.30	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$908.50	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50

*   Expenses are equal to the Fund’s annualized expense ratio: 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$1,036.10	$2.04
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$1,033.80	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  14

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$1,004.20	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*   Expenses are equal to the Fund’s annualized expense ratio: 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

|  16

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) that although the Fund’s performance lagged that of its relevant peer group for certain periods, performance was stronger when compared to the Fund’s relevant performance benchmark or on an absolute basis.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund other than those for which current expenses are below the cap. The Trustees noted that while the Loomis Sayles Global Bond Fund’s and Loomis Sayles Institutional High Income Fund’s advisory fees were each slightly above the median of a peer group of funds, the Loomis Sayles Global Bond Fund’s total expense ratio was below the median for its peer group and Loomis Sayles Institutional High Income Fund’s total expense ratio only slightly exceeded its peer group median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Loomis Sayles Fixed Income Fund had breakpoints in its advisory fees and it was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

17  |

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

|  18

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 83.3% of Net Assets

Non-Convertible Bonds – 74.3%

	ABS Other – 0.1%
$725,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	$695,987

	Aerospace & Defense – 0.0%
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	175,875

	Airlines – 0.7%
464,615	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	506,431
219,582	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	217,112
49,951	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	48,453
70,802	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	69,386
1,361,005	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	1,340,590
347,874	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 12/17/2016	356,570
548,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	564,440
1,036,945	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1,006,542
1,651,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	1,568,450

		5,677,974

	Automotive – 3.0%
2,200,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021, 144A	1,694,000
2,400,000	Cummins, Inc., 7.125%, 3/01/2028	3,028,469
300,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	402,930
200,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	273,309
765,000	Ford Motor Co., 6.375%, 2/01/2029	739,649
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,076,110
165,000	Ford Motor Co., 6.625%, 2/15/2028	163,763
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,198,055
690,000	Ford Motor Co., 7.125%, 11/15/2025	680,768
9,250,000	Ford Motor Co., 7.450%, 7/16/2031	10,442,140
Principal Amount (‡)	Description	Value (†)

	Automotive – continued
$1,645,000	Ford Motor Co., 7.500%, 8/01/2026	$1,662,799
645,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	677,250
565,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	616,534
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	339,375

		25,995,151

	Banking – 6.2%
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	1,892,780
2,385,000	BAC Capital Trust VI, 5.625%, 3/08/2035	1,707,813
500,000	Bank of America Corp., 4.850%, 11/15/2014	472,394
1,060,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	945,683
2,420,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,060,074
250,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	167,469
535,000	BNP Paribas Capital Trust VI, (fixed rate to 1/16/2013, variable rate thereafter), 5.868%, 1/29/2049, (EUR)	516,072
1,475,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	1,017,750
800,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, 4/29/2049, (EUR)	685,952
950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, 4/29/2049, (GBP)	978,485
1,050,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, 7/29/2049, (GBP)	1,105,225
400,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, 4/29/2049, (EUR)	342,976
800,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, 10/29/2049, (GBP)	891,728
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 6/29/2049, 144A	765,000
3,830,000	Citigroup, Inc., 5.000%, 9/15/2014	3,756,307
300,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	215,147
135,000	Citigroup, Inc., 5.850%, 12/11/2034	130,341
3,320,000	Citigroup, Inc., 5.875%, 2/22/2033	2,777,080
1,215,000	Citigroup, Inc., 6.000%, 10/31/2033	1,064,609
795,000	Citigroup, Inc., 6.125%, 8/25/2036	672,494

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
200,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	$206,881
1,470,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,344,672
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	1,941,462
21,194,634,240	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	2,246,294
1,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	107,042
18,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,966,689
400,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	359,974
2,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	2,014,561
1,900,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	1,606,877
1,000,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	988,718
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	267,818
595,000	Morgan Stanley, 4.750%, 4/01/2014	565,440
7,000,000	Morgan Stanley, 5.500%, 7/24/2020	6,340,019
6,700,000	Morgan Stanley, 5.750%, 1/25/2021	6,164,449
370,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	356,894
4,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	3,932,215
625,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	606,053
350,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	513,862
1,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	868,274

		54,563,573

	Building Materials – 1.2%
860,000	Masco Corp., 4.800%, 6/15/2015	831,752
240,000	Masco Corp., 5.850%, 3/15/2017	227,690
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,535,476
305,000	Masco Corp., 6.500%, 8/15/2032	270,131
1,450,000	Masco Corp., 7.125%, 3/15/2020	1,405,104
575,000	Masco Corp., 7.750%, 8/01/2029	564,040
805,000	Owens Corning, Inc., 6.500%, 12/01/2016	868,383

	Building Materials – continued
$2,050,000	Owens Corning, Inc., 7.000%, 12/01/2036	$2,124,046
1,680,000	USG Corp., 6.300%, 11/15/2016	1,230,600

		10,057,222

	Chemicals – 1.2%
3,440,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	4,340,379
115,000	ICI Wilmington, Inc., 5.625%, 12/01/2013	123,725
1,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,611,036
5,240,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	4,034,800
55,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	45,925
905,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	678,750

		10,834,615

	Collateralized Mortgage Obligations – 0.1%
1,112,811	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.739%, 4/25/2035(c)	1,028,707

	Commercial Mortgage-Backed Securities – 0.1%
95,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	100,820
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,025,910

		1,126,730

	Construction Machinery – 0.1%
965,000	Toro Co., 6.625%, 5/01/2037(b)	1,102,871

	Distributors – 0.1%
1,000,000	ONEOK, Inc., 6.000%, 6/15/2035	1,075,381

	Diversified Manufacturing – 1.0%
245,000	Textron, Inc., 5.600%, 12/01/2017	258,418
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,170,309
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,445,151

		8,873,878

	Electric – 4.0%
730,000	AES Corp. (The), 7.750%, 3/01/2014	744,600
2,985,249	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,202,963
4,126,072	Bruce Mansfield Unit, 6.850%, 6/01/2034	4,414,897
380,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	222,300

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$810,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	$453,600
4,300,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	3,108,147
2,660,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	2,108,029
100,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	105,024
1,589,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,884,633
2,890,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	2,803,300
275,000	Enersis S.A., 7.375%, 1/15/2014	299,667
4,000,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	4,689,016
3,436,142	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	3,688,595
695,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)(d)	250,200
124,332	Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	124,454
1,046,500	Quezon Power Philippines Ltd. Co., 8.860%, 6/15/2017	1,098,825
2,865,000	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	2,292,000
765,000	TXU Corp., Series P, 5.550%, 11/15/2014	470,475
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	575,700
1,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	619,750
450,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)	485,212
670,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)	722,307
1,280,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(b)	1,241,664

		35,605,358

	Entertainment – 0.5%
2,065,000	Time Warner, Inc., 6.625%, 5/15/2029	2,370,463
730,000	Time Warner, Inc., 7.625%, 4/15/2031	911,220
1,155,000	Time Warner, Inc., 7.700%, 5/01/2032	1,465,610

		4,747,293

	Food & Beverage – 0.5%
1,540,000	Corn Products International, Inc., 6.625%, 4/15/2037	1,860,593
2,740,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	2,735,842

		4,596,435

	Gaming – 0.1%
$120,000	MGM Resorts International, 6.625%, 7/15/2015	$101,700
340,000	MGM Resorts International, 6.875%, 4/01/2016	289,000
220,000	MGM Resorts International, 7.500%, 6/01/2016	190,850
240,000	MGM Resorts International, 7.625%, 1/15/2017	205,800

		787,350

	Government Guaranteed – 0.2%
1,620,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	1,550,413

	Government Owned – No Guarantee – 0.8%
2,400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	2,184,000
18,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	1,915,904
29,200,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	3,143,900

		7,243,804

	Healthcare – 2.4%
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	456,509
290,000	Boston Scientific Corp., 5.450%, 6/15/2014	312,005
435,000	Boston Scientific Corp., 6.400%, 6/15/2016	486,192
860,000	Boston Scientific Corp., 7.000%, 11/15/2035	1,005,479
455,000	HCA, Inc., 5.750%, 3/15/2014	443,625
2,345,000	HCA, Inc., 6.250%, 2/15/2013	2,377,244
410,000	HCA, Inc., 6.375%, 1/15/2015	398,725
610,000	HCA, Inc., 6.500%, 2/15/2016	582,550
115,000	HCA, Inc., 6.750%, 7/15/2013	116,725
3,545,000	HCA, Inc., 7.050%, 12/01/2027	2,960,075
820,000	HCA, Inc., 7.190%, 11/15/2015	795,400
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,327,500
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,227,600
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,394,000
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,125,650
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,622,350
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	371,950

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$335,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019, 144A	$255,856
320,000	Owens & Minor, Inc., 6.350%, 4/15/2016(b)	344,151
1,075,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	817,000

		21,420,586

	Home Construction – 0.8%
115,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	42,550
155,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	79,438
115,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	64,400
1,700,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,547,000
1,152,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,042,560
3,920,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,626,400
1,960,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,362,200

		6,764,548

	Independent Energy – 1.0%
3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	3,532,971
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,148,293
900,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	940,500
300,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	231,000
1,465,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,566,866

		8,419,630

	Life Insurance – 1.9%
4,475,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	3,949,187
615,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	609,281
175,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	167,576
200,000	AXA, S.A., EMTN (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	192,535
4,345,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	4,473,751
2,065,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,323,125
1,000,000	MetLife, Inc., 6.400%, 12/15/2066	886,388
1,320,000	MetLife, Inc., 10.750%, 8/01/2069	1,650,000

Principal Amount (‡)	Description	Value (†)

	Life Insurance – continued
$1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	$1,304,962
1,000,000	Protective Life Secured Trust, 5.360%, 9/10/2014(c)	1,005,290

		16,562,095

	Local Authorities – 5.4%
4,505,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	4,469,261
5,390,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	5,265,350
845,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	823,900
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,352,547
619,905	Province of Alberta, 5.930%, 9/16/2016, (CAD)	673,880
11,700,000	Province of British Columbia, Zero Coupon, 8/23/2013, (CAD)	10,920,670
19,825,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	20,973,181

		47,478,789

	Lodging – 0.0%
150,000	Host Marriott LP, Series O, 6.375%, 3/15/2015	149,250

	Media Cable – 0.2%
26,000	CSC Holdings LLC, 6.750%, 4/15/2012	26,455
170,000	CSC Holdings LLC, 7.875%, 2/15/2018	178,500
1,500,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	1,668,284

		1,873,239

	Media Non-Cable – 0.3%
2,630,000	News America, Inc., 6.150%, 3/01/2037	2,809,761

	Metals & Mining – 1.4%
1,500,000	Alcoa, Inc., 5.720%, 2/23/2019	1,505,443
300,000	Alcoa, Inc., 5.870%, 2/23/2022	296,357
6,720,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	5,208,000
4,140,000	ArcelorMittal, 6.750%, 3/01/2041	3,577,805
2,110,000	ArcelorMittal, 7.000%, 10/15/2039	1,881,850

		12,469,455

	Non-Captive Consumer – 3.2%
300,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	135,000
3,905,000	Residential Capital LLC, 9.625%, 5/15/2015	3,026,375

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$31,725(††)	SLM Corp., 6.000%, 12/15/2043	$638,862
760,000	SLM Corp., MTN, 5.125%, 8/27/2012	759,652
1,665,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	1,629,832
200,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	186,511
145,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	127,431
2,920,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	2,920,134
235,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	231,271
2,575,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	2,050,460
7,986,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	8,306,782
300,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	219,000
1,050,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	966,000
700,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	654,500
595,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	434,350
1,805,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	1,543,275
1,000,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	918,750
2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,496,250
2,800,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,016,000

		28,260,435

	Non-Captive Diversified – 5.8%
1,305,000	Ally Financial, Inc., 6.000%, 12/15/2011	1,309,894
224,000	Ally Financial, Inc., 6.875%, 8/28/2012	228,200
682,000	Ally Financial, Inc., 7.500%, 12/31/2013	692,230
2,275,000	Ally Financial, Inc., 7.500%, 9/15/2020	2,058,875
1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	1,328,600
431,000	Ally Financial, Inc., 8.000%, 11/01/2031	378,203
6,055,000	Ally Financial, Inc., 8.300%, 2/12/2015	5,986,881
229,819	CIT Group, Inc., 7.000%, 5/01/2014	234,416
1,305,836	CIT Group, Inc., 7.000%, 5/01/2015	1,296,042
346,610	CIT Group, Inc., 7.000%, 5/01/2016	336,212

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified – continued
$3,046,961	CIT Group, Inc., 7.000%, 5/01/2017	$2,955,552
830,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	810,540
35,000	General Electric Capital Corp., 5.625%, 5/01/2018	38,262
170,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	174,244
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	1,090,192
5,360,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	4,434,709
1,145,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	1,222,662
9,210,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	7,418,115
5,820,000	International Lease Finance Corp., 6.250%, 5/15/2019	5,058,697
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	4,923,394
1,015,000	International Lease Finance Corp., 8.250%, 12/15/2020	994,700
3,045,000	International Lease Finance Corp., 8.625%, 9/15/2015	3,022,162
595,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	571,200
85,000	iStar Financial, Inc., 5.500%, 6/15/2012	81,388
225,000	iStar Financial, Inc., 5.850%, 3/15/2017	173,250
905,000	iStar Financial, Inc., 5.875%, 3/15/2016	714,950
30,000	iStar Financial, Inc., 6.050%, 4/15/2015	23,700
2,495,000	iStar Financial, Inc., 8.625%, 6/01/2013	2,270,450
195,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	156,000
1,245,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	1,080,037

		51,063,757

	Oil Field Services – 0.1%
420,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	411,600
235,000	Parker Drilling Co., 9.125%, 4/01/2018	237,350

		648,950

	Packaging – 0.2%
2,000,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	2,050,000

	Paper – 1.7%
2,015,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	2,243,755

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – continued
$2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	$3,229,047
6,043,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	6,988,125
53,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	62,221
1,045,000	Westvaco Corp., 7.950%, 2/15/2031	1,179,259
1,080,000	Westvaco Corp., 8.200%, 1/15/2030	1,224,404

		14,926,811

	Pipelines – 1.4%
1,740,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	1,900,604
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	290,518
1,550,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	1,799,280
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	382,258
1,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,460,040
250,000	NiSource Finance Corp., 5.250%, 9/15/2017	271,224
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,009,087
3,510,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	3,877,838

		11,990,849

	Property & Casualty Insurance – 1.6%
80,000	Axis Capital Holdings Ltd., 5.750%, 12/01/2014	85,285
3,565,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	3,737,108
2,645,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	2,982,237
180,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	199,488
1,545,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	695,250
1,425,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	1,322,879
2,140,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	2,148,292
1,430,000	XL Group PLC, 6.250%, 5/15/2027	1,465,793
1,135,000	XL Group PLC, 6.375%, 11/15/2024	1,198,453

		13,834,785

	Property Trust – 0.4%
2,960,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	3,289,057

Principal Amount (‡)	Description	Value (†)

	Railroads – 0.0%
$500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	$360,000

	REITs – Apartments – 0.2%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,635,047
70,000	ERP Operating LP, 5.125%, 3/15/2016	75,096

		1,710,143

	REITs – Diversified – 0.0%
210,000	Duke Realty LP, 5.950%, 2/15/2017	219,989

	REITs – Office Property – 0.5%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,675,786
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	551,097

		4,226,883

	REITs – Regional Malls – 0.1%
200,000	Simon Property Group LP, 5.875%, 3/01/2017	224,794
290,000	Simon Property Group LP, 6.100%, 5/01/2016	328,825

		553,619

	REITs – Single Tenant – 0.1%
185,000	Realty Income Corp., 5.750%, 1/15/2021	205,213
815,000	Realty Income Corp., 6.750%, 8/15/2019	948,242

		1,153,455

	REITs – Warehouse/Industrials – 0.0%
100,000	ProLogis LP, 5.625%, 11/15/2015	103,235
80,000	ProLogis LP, 5.750%, 4/01/2016	81,747

		184,982

	Retailers – 0.8%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	973,750
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,116,500
1,079,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	906,360
575,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	580,750
3,240,000	Toys R Us, Inc., 7.375%, 10/15/2018	2,754,000
750,000	Toys R Us, Inc., 7.875%, 4/15/2013	740,625

		7,071,985

	Sovereigns – 2.3%
2,915,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	409,510
33,387,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	4,671,422

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – continued
7,590,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	$817,222
305,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,434,306
14,885,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	8,312,325
625,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	390,573
176,105,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	917,836
275,460,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	1,504,169
212,600,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	1,161,149

		20,618,512

	Supermarkets – 0.9%
25,000	American Stores Co., 8.000%, 6/01/2026	21,250
6,515,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,886,250
1,470,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,205,400
565,000	New Albertson’s, Inc., 8.000%, 5/01/2031	446,350
5,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,263
1,745,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,212,775

		7,776,288

	Supranational – 3.4%
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	16,279,438
17,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	13,255,880

		29,535,318

	Technology – 1.4%
5,215,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	6,101,925
980,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	813,400
80,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	66,400
1,645,000	Avnet, Inc., 6.000%, 9/01/2015	1,778,365
130,000	Avnet, Inc., 6.625%, 9/15/2016	144,565
450,000	Corning, Inc., 6.850%, 3/01/2029	551,942
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,449,832
247,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	250,705

Principal Amount (‡)	Description	Value (†)

	Technology – continued
$166,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	$197,429
150,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	154,500
984,300	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,183,244

		12,692,307

	Tobacco – 0.5%
3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	3,826,572
810,000	Reynolds American, Inc., 7.250%, 6/15/2037	909,459

		4,736,031

	Transportation Services – 0.4%
2,500,000	APL Ltd., 8.000%, 1/15/2024(b)	1,600,000
918,550	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	845,067
854,067	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	700,335
296,984	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017	273,225

		3,418,627

	Treasuries – 11.7%
8,525,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	8,140,769
19,910,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	19,199,594
2,860,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	2,847,118
7,385,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	7,994,532
9,615,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	10,659,446
268,160	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	106,377
150,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	62,720
100,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	55,017
4,460,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	1,882,812
7,050,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	7,977,636
3,100,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	3,418,561
450,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	502,555
6,710,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	7,443,489
16,560,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	13,307,381
56,415,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	10,760,877

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
9,425,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	$1,791,241
27,350,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	5,027,138
1,675,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	1,297,752
375,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	303,525
825,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	652,123

		103,430,663

	Utility Other – 0.0%
200,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	196,296

	Wireless – 1.2%
1,745,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	1,635,938
4,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	4,391,662
165,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	160,463
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,963,682
1,020,000	Sprint Capital Corp., 6.900%, 5/01/2019	877,200
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	260,625
898,000	Sprint Nextel Corp., 6.000%, 12/01/2016	772,280

		10,061,850

	Wirelines – 3.1%
355,000	AT&T Corp., 6.500%, 3/15/2029	403,090
355,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	298,200
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	209,922
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	773,150
600,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	607,512
3,880,000	CenturyLink, Inc., 6.450%, 6/15/2021	3,595,270
235,000	Embarq Corp., 7.082%, 6/01/2016	243,264
200,000	Embarq Corp., 7.995%, 6/01/2036	187,659
350,000	GTE Corp., 6.940%, 4/15/2028	432,505
985,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	907,431
323,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	318,963
140,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	130,200

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
200,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	$158,760
700,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	609,586
1,600,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	1,596,982
3,305,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,172,800
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	6,232,325
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	362,250
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	720,750
790,000	Qwest Corp., 6.875%, 9/15/2033	746,550
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,691,000
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,177,300
1,480,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,210,766
1,395,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,193,424

		26,979,659

	Total Non-Convertible Bonds
	(Identified Cost $616,819,963)	654,677,221

Convertible Bonds – 8.2%
	Airlines – 0.4%
4,785,000	AMR Corp., 6.250%, 10/15/2014	2,829,131
470,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	413,600

		3,242,731

	Automotive – 0.4%
2,925,000	Ford Motor Co., 4.250%, 11/15/2016	3,798,844

	Diversified Manufacturing – 0.6%
5,310,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	4,779,000
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	458,363

		5,237,363

	Electric – 0.1%
500,000	CMS Energy Corp., 5.500%, 6/15/2029	728,750

	Healthcare – 0.2%
1,270,000	Omnicare, Inc., 3.750%, 12/15/2025	1,420,813

	Independent Energy – 0.2%
1,565,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,328,294

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$675,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	$642,937

		1,971,231

	Life Insurance – 1.6%
15,430,000	Old Republic International Corp., 3.750%, 3/15/2018	13,944,862

	Media Non-Cable – 0.0%
445,448	Liberty Media LLC, 3.500%, 1/15/2031	240,542

	Metals & Mining – 0.2%
235,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	241,756
1,540,000	United States Steel Corp., 4.000%, 5/15/2014	1,605,450

		1,847,206

	Non-Captive Diversified – 0.0%
380,000	iStar Financial, Inc., 0.746%, 10/01/2012(c)	332,500

	Pharmaceuticals – 0.1%
205,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	212,175
1,065,000	Nektar Therapeutics, 3.250%, 9/28/2012	1,051,688

		1,263,863

	Technology – 3.7%
5,195,000	Ciena Corp., 0.875%, 6/15/2017	3,792,350
2,810,000	Ciena Corp., 3.750%, 10/15/2018, 144A	2,490,362
8,417,000	Intel Corp., 2.950%, 12/15/2035	8,532,734
7,000,000	Intel Corp., 3.250%, 8/01/2039	8,233,750
3,585,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,517,781
600,000	Micron Technology, Inc., 1.875%, 6/01/2014	560,250
7,025,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	5,374,125

		32,501,352

	Textile – 0.0%
41,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	40,590

	Wirelines – 0.7%
230,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	226,837
3,040,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	3,632,800
1,990,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	2,378,050

		6,237,687

	Total Convertible Bonds
	(Identified Cost $75,383,017)	72,808,334

Principal Amount (‡)	Description	Value (†)

Municipals – 0.8%
	Michigan – 0.2%
$2,365,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	$1,787,798

	Virginia – 0.6%
7,725,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	5,096,105

	Total Municipals
	(Identified Cost $10,070,812)	6,883,903

	Total Bonds and Notes
	(Identified Cost $702,273,792)	734,369,458

Senior Loans – 0.1%
	Media Non-Cable – 0.1%
566,760	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(c)	247,391

	Wireless – 0.0%
241,769	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(c)(f)	240,787

	Total Senior Loans
	(Identified Cost $979,947)	488,178

Shares

Preferred Stocks – 3.2%

Convertible Preferred Stocks – 2.5%

	Automotive – 0.9%
170,980	General Motors Co., Series B, 4.750%	5,997,978
40,805	Goodyear Tire & Rubber Co. (The), 5.875%	1,589,355

		7,587,333

	Banking – 0.5%
2,844	Bank of America Corp., Series L, 7.250%	2,178,475
55,743	Sovereign Capital Trust IV, 4.375%	2,689,600

		4,868,075

	Construction Machinery – 0.1%
30,199	United Rentals Trust I, 6.500%	1,207,960

	Consumer Products – 0.1%
25,075	Newell Financial Trust I, 5.250%	1,053,150

	Electric – 0.1%
10,000	AES Trust III, 6.750%	487,200

	Independent Energy – 0.0%
775	Chesapeake Energy Corp., 4.500%	72,075

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

Convertible Preferred Stocks – continued

	Pipelines – 0.4%
72,200	El Paso Energy Capital Trust I, 4.750%	$3,228,784

	REITs – Healthcare – 0.0%
7,400	Health Care REIT, Inc., Series I, 6.500%	342,620

	Technology – 0.4%
3,875	Lucent Technologies Capital Trust I, 7.750%	3,196,875

	Total Convertible Preferred Stocks
	(Identified Cost $22,730,661)	22,044,072

Non-Convertible Preferred Stocks – 0.7%

	Banking – 0.1%
5,000	Bank of America Corp., 6.375%	91,650
20,975	Countrywide Capital IV, 6.750%	402,510

		494,160

	Electric – 0.1%
90	Entergy New Orleans, Inc., 4.360%	7,827
2,876	Entergy New Orleans, Inc., 4.750%	246,887
150	MDU Resources Group, Inc., 5.100%	14,691
4,670	Union Electric Co., 4.500%	364,260
100	Xcel Energy, Inc., Series D, 4.110%	10,325

		643,990

	Government Sponsored – 0.3%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(g)	3,138,750

	Non-Captive Consumer – 0.1%
25,100	SLM Corp., Series A, 6.970%	1,056,459

	Non-Captive Diversified – 0.1%
1,121	Ally Financial, Inc., Series G, 7.000%, 144A	672,600

	Total Non-Convertible Preferred Stocks
	(Identified Cost $5,234,580)	6,005,959

	Total Preferred Stocks
	(Identified Cost $27,965,241)	28,050,031

Common Stocks – 5.3%

	Biotechnology – 0.6%
127,420	Vertex Pharmaceuticals, Inc.(d)	5,675,287

Shares	Description	Value (†)

	Chemicals – 0.5%
62,529	PPG Industries, Inc.	$4,418,299

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(d)	534,537
136	Rock-Tenn Co., Class A	6,621

		541,158

	Diversified Telecommunication Services – 0.5%
8,050	Hawaiian Telcom Holdco, Inc.(d)	112,217
241,163	Telefonica S.A., Sponsored ADR	4,611,036

		4,723,253

	Electronic Equipment, Instruments & Components – 0.3%
205,167	Corning, Inc.	2,535,864

	Media – 0.0%
3,027	SuperMedia, Inc.(d)	4,692

	Oil, Gas & Consumable Fuels – 1.1%
54,259	Chesapeake Energy Corp.	1,386,317
164,530	Repsol YPF S.A., Sponsored ADR	4,320,558
70,051	Royal Dutch Shell PLC, ADR	4,309,538

		10,016,413

	Pharmaceuticals – 1.0%
160,000	Bristol-Myers Squibb Co.	5,020,800
107,459	Valeant Pharmaceuticals International, Inc.	3,988,878

		9,009,678

	Semiconductors & Semiconductor Equipment – 1.2%
476,725	Intel Corp.	10,168,544

	Total Common Stocks
	(Identified Cost $40,227,653)	47,093,188

Principal Amount (‡)

Short-Term Investments – 7.3%
$15,714	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2011 at 0.000% to be repurchased at $15,714 on 10/03/2011 collateralized by $20,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $20,459 including accrued interest (Note 2 of Notes to Financial Statements)	15,714
64,205,891	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $64,205,891 on 10/03/2011 collateralized by $64,365,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $65,491,388 including accrued interest (Note 2 of Notes to Financial Statements)	64,205,891

	Total Short-Term Investments
	(Identified Cost $64,221,605)	64,221,605

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Fixed Income Fund – continued

	Description	Value (†)

Total Investments – 99.2%
	(Identified Cost $835,668,238)(a)	$874,222,460
	Other assets less liabilities—0.8%	7,046,999

	Net Assets – 100.0%	$881,269,459

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2011, the net unrealized appreciation on investments based on a cost of $839,308,010 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$73,733,432
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(38,818,982)

	Net unrealized appreciation	$34,914,450

(b)	Illiquid security. At September 30, 2011, the value of these securities amounted to $19,216,305 or 2.2% of net assets.
(c)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(d)	Non-income producing security.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	All or a portion of interest payment is paid-in-kind.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $90,301,502 or 10.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	11.7%
Banking	6.8
Non-Captive Diversified	5.9
Technology	5.5
Local Authorities	5.4
Electric	4.3
Automotive	4.3
Wirelines	3.8
Life Insurance	3.5
Supranational	3.4
Non-Captive Consumer	3.3
Healthcare	2.6
Sovereigns	2.3
Other Investments, less than 2% each	29.1
Short-Term Investments	7.3

Total Investments	99.2
Other assets less liabilities	0.8

Net Assets	100.0%

Currency Exposure at September 30, 2011 (Unaudited)

United States Dollar	71.3%
Canadian Dollar	9.7
New Zealand Dollar	4.8
Euro	3.4
Australian Dollar	2.5
Other, less than 2% each	7.5

Total Investments	99.2
Other assets less liabilities	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 96.0% of Net Assets

Non-Convertible Bonds – 95.2%

	Argentina – 0.9%
$13,126,676	Argentina Government International Bond, 8.280%, 12/31/2033	$8,991,773
6,675,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	6,683,010
7,522,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	6,619,360

		22,294,143

	Australia – 1.7%
5,180,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A	5,047,915
16,664,225	Australia Government Bond, 3.000%, 9/20/2025, (AUD)	18,660,656
6,909,116	New South Wales Treasury Corp., 2.750%, 11/20/2025, (AUD)	6,942,184
2,700,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	2,637,560
5,625,000	Telstra Corp. Ltd., 4.800%, 10/12/2021, 144A	5,885,539

		39,173,854

	Bermuda – 0.3%
6,905,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	6,931,757

	Brazil – 1.6%
7,000,000	Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A	7,735,000
10,874,116	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	5,777,929
13,800,000	Brasil Telecom S.A., 9.750%, 9/15/2016, 144A, (BRL)	6,678,899
4,500,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	4,410,000
4,000,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	5,053,536
7,444,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	7,071,800

		36,727,164

	Canada – 6.6%
4,440,000	Bell Aliant Regional Communications, 5.410%, 9/26/2016, (CAD)	4,584,695
160,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	172,244
3,180,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	3,563,214
3,090,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	3,128,688
54,335,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	55,468,988
10,595,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	10,312,912
5,212,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	4,973,757

Principal Amount (‡)	Description	Value (†)

	Canada – continued
6,700,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	$9,856,022
766,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	10,099,620
11,000,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	15,632,934
13,150,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	18,691,457
1,550,000	Shaw Communications, Inc., 6.500%, 6/02/2014, (CAD)	1,622,656
9,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	9,265,922
6,500,000	Videotron Ltee, 6.875%, 7/15/2021, 144A, (CAD)	6,139,985

		153,513,094

	Cayman Islands – 2.5%
2,860,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	2,610,036
3,800,000	ENN Energy Holdings Ltd., 6.000%, 5/13/2021, 144A	3,673,923
8,150,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	7,294,250
14,500,000	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.230%, 9/20/2016, 144A(b)	14,409,694
5,500,000	IPIC GMTN Ltd., MTN, 5.000%, 11/15/2020, 144A	5,637,500
3,600,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	2,304,000
1,170,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	877,500
7,300,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	7,227,000
6,716,000	Vale Overseas Ltd., 6.875%, 11/21/2036	7,243,871
6,700,000	Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A	6,599,500

		57,877,274

	Colombia – 0.6%
9,200,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	4,863,130
17,600,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	9,040,746

		13,903,876

	Denmark – 2.9%
332,000,000	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	66,692,703

	Finland – 0.6%
10,070,000	Finland Government Bond, 3.875%, 9/15/2017, (EUR)	15,026,589

	France – 0.9%
3,400,000	Alstom S.A., 3.625%, 10/05/2018, (EUR)	4,301,751
7,362,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	10,265,117

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	France – continued
465,000	Lafarge S.A., EMTN, 4.750%, 3/23/2020, (EUR)	$498,829
5,000,000	Lafarge S.A., EMTN, 5.375%, 11/29/2018, (EUR)	5,827,343

		20,893,040

	Germany – 3.3%
15,855,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	23,813,046
25,400,000	Bundesrepublik Deutschland, 3.750%, 7/04/2013, (EUR)(c)	35,939,049
1,140,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	16,837,503

		76,589,598

	India – 0.4%
5,000,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	4,647,080
5,700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	4,731,000

		9,378,080

	Indonesia – 0.3%
42,900,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	6,275,909

	Italy – 3.6%
4,850,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	5,389,927
40,135,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	48,437,328
18,650,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 9/15/2016, (EUR)	24,682,001
5,700,000	Republic of Italy, 6.875%, 9/27/2023	5,616,039

		84,125,295

	Japan – 14.7%
400,000,000	Development Bank of Japan, 1.750%, 3/17/2017, (JPY)	5,507,211
5,630,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	5,151,450
3,100,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	41,160,508
1,200,000,000	Japan Finance Organization for Municipal Enterprises, 1.550%, 2/21/2012, (JPY)	15,628,580
7,100,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	93,334,025
1,270,000,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)	16,883,574
9,816,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)	133,239,505
454,000,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	6,306,215

Principal Amount (‡)		Description	Value (†)

		Japan – continued
1,300,000,000		Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)	$17,870,289
572,000,000		Japan Government Two Year Bond, 0.200%, 2/15/2013, (JPY)	7,422,777

			342,504,134

		Jersey – 0.3%
4,550,000		WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	7,756,198

		Korea – 1.0%
485,000,000		Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	10,345,558
10,800,000		Hana Bank, 4.000%, 11/03/2016, 144A	10,391,782
3,400,000		Hyundai Steel Co., 4.625%, 4/21/2016, 144A	3,400,860

			24,138,200

		Lithuania – 0.2%
5,000,000		Lithuania Government International Bond, 6.125%, 3/09/2021, 144A	4,900,000

		Luxembourg – 0.6%
4,200,000		Enel Finance International NV, 5.125%, 10/07/2019, 144A	3,936,555
5,800,000		Gazprom Via Gaz Capital S.A., 5.092%, 11/29/2015, 144A	5,684,000
4,127,000		Telecom Italia Capital S.A., 6.375%, 11/15/2033	3,530,652
1,007,000		Telecom Italia Capital S.A., 7.200%, 7/18/2036	920,536

			14,071,743

		Malaysia – 0.5%
35,585,000		Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	11,565,309

		Mexico – 3.4%
3,160,000		Axtel SAB de CV, 7.625%, 2/01/2017, 144A	2,591,200
4,715,000		Axtel SAB de CV, 9.000%, 9/22/2019, 144A	3,960,600
5,300,000		BBVA Bancomer S.A., 7.250%, 4/22/2020, 144A	5,167,500
3,450,000		Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	3,070,500
8,400,000		Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	8,148,000
1,500,000	(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	10,814,619
1,101,000	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	9,107,923
1,373,000	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	10,958,368
3,268,000	(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	25,410,044

			79,228,754

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Netherlands – 1.3%
10,000,000	Allianz Finance II BV, EMTN, 4.750%, 7/22/2019, (EUR)	$14,122,022
7,275,000	Deutsche Telekom International Finance BV, EMTN, 4.875%, 4/22/2025, (EUR)	9,942,150
750,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	787,679
2,850,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	2,997,317
1,600,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	2,230,991
1,000,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	1,266,064

		31,346,223

	New Zealand – 1.0%
26,990,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	23,006,663

	Norway – 3.0%
139,050,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	26,523,087
223,125,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)(c)	43,997,296

		70,520,383

	Philippines – 0.4%
395,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	8,553,139

	Poland – 1.1%
5,900,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	6,692,829
65,000,000	Poland Government International Bond, 5.000%, 10/24/2013, (PLN)	19,800,768

		26,493,597

	Singapore – 1.8%
37,270,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	29,143,179
5,415,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	4,289,203
9,430,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	7,625,293

		41,057,675

	South Africa – 0.9%
8,495,000	Edcon Proprietary Ltd., 4.778%, 6/15/2014, 144A, (EUR)(b)	8,422,069
12,000,000	Transnet Ltd., 4.500%, 2/10/2016, 144A	12,330,588

		20,752,657

	Spain – 2.3%
18,650,000	Spain Government Bond, 4.100%, 7/30/2018, (EUR)	24,255,984
16,495,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	22,717,951
3,425,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	3,422,500

	Spain – continued
2,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	$2,658,809

		53,055,244

	Supranationals – 3.7%
1,700,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	24,193,361
17,470,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	20,900,087
90,681,660,000	European Investment Bank, EMTN, Zero Coupon , 4/24/2013, 144A, (IDR)	8,887,628
285,470,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	22,993,488
503,700,000	Inter-American Development Bank, EMTN, 4.750%, 1/10/2014, (INR)	10,487,450

		87,462,014

	Sweden – 0.9%
135,000,000	Sweden Government Bond, 4.500%, 8/12/2015, (SEK)	22,003,031

	Switzerland – 0.6%
14,000,000	Credit Suisse of New York, MTN, 4.375%, 8/05/2020	13,547,478

	Turkey – 0.3%
8,500,000	Akbank TAS, 5.125%, 7/22/2015, 144A	8,202,500

	United Arab Emirates – 2.0%
6,800,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	7,930,500
4,948,160	Dolphin Energy Ltd., 5.888%, 6/15/2019, 144A	5,294,531
29,110,000	DP World Ltd., 6.850%, 7/02/2037, 144A	26,490,100
5,900,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	6,062,250

		45,777,381

	United Kingdom – 5.9%
9,500,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	8,719,936
4,490,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	5,222,981
950,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	1,613,081
7,100,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	11,336,581
4,300,000	HSBC Bank PLC, 4.125%, 8/12/2020, 144A	4,257,989
4,800,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	4,078,925
13,240,000	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	23,508,065
8,880,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	15,685,038

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
12,475,000	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	$23,346,174
11,665,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	22,687,078
4,000,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	6,434,337
10,800,000	Vedanta Resources PLC, 6.750%, 6/07/2016, 144A	8,748,000
2,700,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	2,079,000

		137,717,185

	United States – 22.3%
2,000,000	AES Corp. (The), 7.375%, 7/01/2021, 144A	1,890,000
2,000,000	Ally Financial, Inc., 4.500%, 2/11/2014	1,830,000
4,300,000	Ally Financial, Inc., 6.750%, 12/01/2014	4,111,875
4,044,530	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	4,339,498
3,015,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	3,189,234
5,655,000	Avnet, Inc., 5.875%, 6/15/2020	6,091,696
19,360,000	Bank of America Corp., 5.625%, 7/01/2020	17,831,760
2,585,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,666,681
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.715%, 6/11/2040(b)	106,655
4,250,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	3,878,125
6,390,000	Cameron International Corp., 5.950%, 6/01/2041	7,162,378
8,000,000	Capital One Financial Corp., 4.750%, 7/15/2021	8,013,160
6,350,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 2.098%, 8/17/2017, (EUR)(b)	8,170,067
2,045,667	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	2,159,986
3,000,000	CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	2,947,500
10,900,000	Citigroup, Inc., 5.500%, 2/15/2017	10,850,285
4,355,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	4,489,138
675,593	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	655,326
199,443	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	195,454

Principal Amount (‡)	Description	Value (†)

	United States – continued
$3,788,068	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	$3,807,008
3,900,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, 5.662%, 3/15/2039(b)	4,083,187
900,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.795%, 9/15/2039(b)	951,579
3,000,000	Crown Castle Towers LLC, 3.214%, 8/15/2035, 144A	3,045,624
6,300,000	Crown Castle Towers LLC, 4.523%, 1/15/2035, 144A	6,609,651
3,401,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,822,721
4,000,000	CSX Corp., 6.150%, 5/01/2037	4,919,460
6,031,815	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	6,077,054
1,512,963	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,475,139
12,785,000	DISH DBS Corp., 6.750%, 6/01/2021, 144A	12,209,675
8,325,000	Dolpin Subsidiary II, Inc., 6.500%, 10/15/2016, 144A	8,220,938
5,890,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	5,988,427
12,790,000	Extended Stay America Trust, Series 2010-ESHA, Class D, 5.498%, 11/05/2027, 144A	12,028,496
3,450,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	3,413,772
1,322,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,388,100
480,000	Frontier Communications Corp., 6.625%, 3/15/2015	483,600
5,200,000	FUEL Trust, Series 2011-1, 4.207%, 10/15/2022, 144A	5,180,656
888,000,000	General Electric Capital Corp., EMTN, 1.000%, 3/21/2012, (JPY)	11,518,038
4,540,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	5,055,408
1,805,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	2,252,824
9,000,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/07/2016	8,762,175
1,250,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	1,589,333
7,191,445	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	7,216,960
2,995,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	3,105,530
5,140,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	5,335,798

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$9,168,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 8/10/2045(b)	$9,524,773
1,205,000	HCA, Inc., 6.375%, 1/15/2015	1,171,863
2,440,000	HCA, Inc., 6.500%, 2/15/2016	2,330,200
635,000	HCA, Inc., 7.690%, 6/15/2025	571,500
624,000	HCA, Inc., MTN, 7.580%, 9/15/2025	558,480
6,000,000	Hewlett-Packard Co., 6.000%, 9/15/2041	6,328,380
5,700,000	HSBC USA, Inc., 5.000%, 9/27/2020	5,392,656
8,415,000	Hyatt Hotels Corp., 5.375%, 8/15/2021	8,635,145
4,435,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	4,876,837
1,875,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	1,926,563
7,105,000	JPMorgan Chase & Co., 4.400%, 7/22/2020	7,188,399
26,740,000,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	2,983,077
2,100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	2,238,338
1,900,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(b)	1,985,559
2,000,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	1,980,000
300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.870%, 6/15/2038(b)	329,182
5,200,000	MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 1.908%, 3/19/2018, (EUR)(b)	6,512,025
5,780,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	5,549,655
4,935,000	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.828%, 6/12/2050(b)	5,232,082
3,080,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	3,120,567
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,025,910
2,070,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	3,182,807
9,200,000	Morgan Stanley, 5.500%, 7/24/2020	8,332,596

Principal Amount (‡)	Description	Value (†)

	United States – continued
$3,165,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	$3,281,095
892,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,060,883
3,730,000	News America, Inc., 6.150%, 3/01/2037	3,984,946
10,000,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	9,475,000
5,080,000	NII Capital Corp., 7.625%, 4/01/2021	5,041,900
7,740,000	Owens & Minor, Inc., 6.350%, 4/15/2016(d)	8,324,153
6,890,000	ProLogis LP, 6.625%, 5/15/2018	7,144,799
5,770,000	Prudential Financial, Inc., 5.375%, 6/21/2020	6,054,605
3,410,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,171,300
2,635,000	Qwest Corp., 6.875%, 9/15/2033	2,490,075
5,165,000	Qwest Corp., 7.250%, 10/15/2035	4,958,400
5,285,000	Qwest Corp., 7.500%, 6/15/2023	5,212,754
4,900,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 6.875%, 2/15/2021, 144A	4,410,000
4,530,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.875%, 8/15/2019, 144A	4,371,450
4,960,000	Rowan Cos., Inc., 7.875%, 8/01/2019	5,856,421
6,836,252	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	6,830,783
2,139,504	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	2,148,787
5,940,000	Simon Property Group LP, 4.375%, 3/01/2021	6,034,666
8,415,000	SLM Corp., MTN, 8.000%, 3/25/2020	8,307,263
3,000,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	3,120,504
9,150,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	12,281,659
12,199,218	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	11,782,041
32,875,000	U.S. Treasury Note, 0.625%, 2/28/2013(e)	33,062,486
8,820,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	7,640,325
2,000,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	1,755,000
300,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	319,505

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
2,427,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	$3,326,747
5,250,000	Wells Fargo & Co., MTN, 4.600%, 4/01/2021	5,611,757
1,950,000	Wells Fargo & Co., Series F, EMTN, 4.875%, 11/29/2035, (GBP)	2,312,181
9,465,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	10,192,815
8,655,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	8,838,824
4,800,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 10/02/2013, variable rate thereafter), 5.750%, 10/02/2023, (EUR)	6,317,759
3,200,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	3,986,958

		518,804,406

	Uruguay – 0.8%
200,761,961	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	8,272,969
229,816,337	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	11,631,154

		19,904,123

	Total Non-Convertible Bonds
	(Identified Cost $2,173,794,384)	2,221,770,413

Convertible Bonds – 0.3%
	United States – 0.3%
5,375,000	Ciena Corp., 0.875%, 6/15/2017	3,923,750
3,820,000	Hologic, Inc., 2.000%, (accretes to principal after 12/15/2013), 12/15/2037(f)	3,576,475

	Total Convertible Bonds
	(Identified Cost $6,916,802)	7,500,225

Municipals – 0.5%
	United States – 0.5%
5,360,000	California Statewide Communities Development Authority, Series A, 4.750%, 4/01/2033	5,177,867
5,895,000	California Statewide Communities Development Authority, Series B, 5.250%, 11/15/2048	5,927,364

	Total Municipals
	(Identified Cost $9,750,924)	11,105,231

	Total Bonds and Notes
	(Identified Cost $2,190,462,110)	2,240,375,869

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 0.5%
$11,048,004	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $11,048,004 on 10/03/2011 collateralized by $11,080,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $11,273,900 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,048,004)	$11,048,004

	Total Investments – 96.5%
	(Identified Cost $2,201,510,114)(a)	2,251,423,873
	Other assets less liabilities—3.5%	80,809,769

	Net Assets – 100.0%	$2,332,233,642

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $2,209,379,824 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$111,994,450
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(69,950,401)

	Net unrealized appreciation	$42,044,049

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or futures contracts.
(d)	Illiquid security. At September 30, 2011, the value of this security amounted to $8,324,153 or 0.4% of net assets.
(e)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts and as initial margin for open futures contracts.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund – continued

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $455,760,322 or 19.5% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	11/28/2011	Australian Dollar	25,500,000	$24,512,591	$1,903,879
Sell[2]	12/28/2011	British Pound	15,200,000	23,683,510	151,990
Sell[1]	12/07/2011	Canadian Dollar	22,580,000	21,516,732	1,590,104
Buy[3]	10/19/2011	Malaysian Ringgit	69,000,000	21,599,733	(697,892)
Buy[2]	10/12/2011	Singapore Dollar	29,000,000	22,173,255	(1,569,018)
Buy[4]	12/12/2011	South Korean Won	21,500,000,000	18,180,306	(1,764,961)
Buy[1]	12/12/2011	South Korean Won	23,100,000,000	19,533,259	(1,901,278)
Buy[2]	12/12/2011	South Korean Won	43,930,000,000	37,147,015	(3,653,579)
Sell[1]	12/06/2011	Swedish Krona	50,000,000	7,264,260	506,956
Sell[5]	12/21/2011	Swiss Franc	3,990,000	4,409,197	123,415
Buy[1]	11/02/2011	Turkish Lira	36,500,000	19,549,641	(1,373,259)

Total					$(6,683,643)

1 Counterparty is Credit Suisse.

2 Counterparty is Barclays.

3 Counterparty is JPMorgan Chase.

4 Counterparty is UBS AG.

5 Counterparty is Morgan Stanley.

At September 30, 2011, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	12/20/2011	102	$16,179,750	$1,626,235

At September 30, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/30/2011	489	$59,894,859	$(161,348)
10 Year U.S. Treasury Note	12/20/2011	318	41,369,813	(467,644)
30 Year U.S. Treasury Bond	12/20/2011	520	74,165,000	(3,007,944)

Total				$(3,636,936)

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Bond Fund – continued

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	39.9%
Banking	7.0
Sovereigns	4.6
Supranational	3.7
Government Guaranteed	3.4
Wirelines	3.3
Commercial Mortgage-Backed Securities	3.2
Local Authorities	2.7
Government Owned—No Guarantee	2.5
Electric	2.0
Other Investments, less than 2% each	23.7
Short-Term Investments	0.5

Total Investments	96.5
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	3.5

Net Assets	100.0%

Currency Exposure at September 30, 2011 (Unaudited)

United States Dollar	33.9%
Japanese Yen	17.1
Euro	14.5
British Pound	5.9
Canadian Dollar	4.3
Norwegian Krone	3.0
Danish Krone	2.9
Mexican Peso	2.5
Other, less than 2% each	12.4

Total Investments	96.5
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	3.5

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Inflation Protected Securities Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 88.7% of Net Assets

	Automotive – 0.2%
$60,000	Ford Motor Co., 7.450%, 7/16/2031	$67,733

	Building Materials – 0.0%
10,000	Masco Corp., 7.125%, 3/15/2020	9,690

	Chemicals – 0.1%
25,000	CF Industries, Inc., 6.875%, 5/01/2018	27,906

	Collateralized Mortgage Obligations – 0.1%
30,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	31,440

	Food & Beverage – 0.3%
40,000	Bottling Group LLC, 5.125%, 1/15/2019	46,720
75,000	Dean Foods Co., 6.900%, 10/15/2017	70,125

		116,845

	Healthcare – 0.1%
15,000	McKesson Corp., 6.000%, 3/01/2041	18,937

	Independent Energy – 0.1%
15,000	SM Energy Co., 6.625%, 2/15/2019, 144A	14,925

	Life Insurance – 0.2%
60,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	73,742

	Lodging – 0.1%
50,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	47,000

	Media Non-Cable – 0.1%
30,000	CBS Corp., 5.500%, 5/15/2033	29,811

	Metals & Mining – 0.3%
85,000	Alcoa, Inc., 5.950%, 2/01/2037	79,222
55,000	United States Steel Corp., 6.650%, 6/01/2037	42,350

		121,572

	Paper – 0.2%
70,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	80,237

	Pharmaceuticals – 0.0%
10,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	9,212

	Pipelines – 0.1%
3,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	3,278

	Pipelines – continued
$30,000	Southern Natural Gas Co., 7.350%, 2/15/2031	$35,170

		38,448

	Sovereigns – 0.3%
15,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	119,527

	Technology – 0.4%
105,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	122,858

	Tobacco – 0.5%
130,000	Altria Group, Inc., 9.950%, 11/10/2038	185,261

	Treasuries – 84.2%
1,040,000	U.S. Treasury Bond, 4.375%, 5/15/2041	1,343,555
746,758	U.S. Treasury Inflation Indexed Bond, 0.625%, 7/15/2021	779,429
965,141	U.S. Treasury Inflation Indexed Bond, 1.750%, 1/15/2028	1,118,056
256,104	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026	304,224
1,823,926	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040	2,314,249
201,166	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2041	256,895
1,114,614	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025	1,376,809
375,284	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027	469,251
341,978	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029	439,041
1,960,050	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032	2,890,769
1,058,559	U.S. Treasury Inflation Indexed Note, 1.125%, 1/15/2021	1,155,400
736,568	U.S. Treasury Inflation Indexed Note, 1.250%, 4/15/2014	771,727
1,102,169	U.S. Treasury Inflation Indexed Note, 1.375%, 1/15/2020	1,226,938
378,605	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015	407,414
1,466,583	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2018	1,640,854
2,232,523	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013	2,336,824
1,782,841	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015	1,958,200
935,335	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014	992,916
2,205,258	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014	2,372,547
1,724,434	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016	1,916,546
980,219	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017	1,127,175
682,383	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016	784,260

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$1,705,897	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017	$2,010,159
345,000	U.S. Treasury STRIPS, Zero Coupon, 5/15/2040	142,935

		30,136,173

	Wireless – 0.2%
10,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	9,375
85,000	Sprint Capital Corp., 6.875%, 11/15/2028	63,537

		72,912

	Wirelines – 1.2%
91,000	AT&T, Inc., 5.350%, 9/01/2040	95,123
30,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	31,303
5,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,383
15,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	16,808
35,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	35,438
70,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	82,945
155,000	Embarq Corp., 7.995%, 6/01/2036	145,435

		412,435

	Total Bonds and Notes
	(Identified Cost $30,015,958)	31,736,664

Short-Term Investments – 24.6%
8,816,640	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $8,816,640 on 10/03/2011 collateralized by $6,785,000 U.S. Treasury Bond, 4.625% due 2/15/2040 valued at $8,998,674 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,816,640)	8,816,640

	Total Investments – 113.3%
	(Identified Cost $38,832,598)(a)	40,553,304
	Other assets less liabilities—(13.3)%	(4,750,544)

	Net Assets – 100.0%	$35,802,760

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $39,061,234 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,672,490
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(180,420)

	Net unrealized appreciation	$1,492,070

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $103,262 or 0.3% of net assets.
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
CAD	Canadian Dollar
MXN	Mexican Peso

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	84.2%
Other Investments, less than 2% each	4.5
Short-Term Investments	24.6

Total Investments	113.3
Other assets less liabilities	(13.3)

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 83.8% of Net Assets

Non-Convertible Bonds – 66.3%

	Aerospace & Defense – 0.7%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	$129,418
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,185,875
500,000	Ducommun, Inc., 9.750%, 7/15/2018, 144A	500,000

		2,815,293

	Airlines – 2.6%
985,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	897,676
338,154	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	348,299
134,869	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	130,823
62,825	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	61,568
358,522	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	349,559
420,929	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	414,615
1,773,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A	1,817,325
585,000	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	560,138
4,355,000	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	4,267,900
1,685,000	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,617,600
695,000	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	677,625

		11,143,128

	Automotive – 1.7%
600,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021, 144A	462,000
500,000	Cummins, Inc., 6.750%, 2/15/2027	605,063
15,000	Ford Motor Co., 6.375%, 2/01/2029	14,503
20,000	Ford Motor Co., 6.500%, 8/01/2018	20,895
95,000	Ford Motor Co., 6.625%, 2/15/2028	94,288
1,945,000	Ford Motor Co., 6.625%, 10/01/2028	1,930,311
230,000	Ford Motor Co., 7.125%, 11/15/2025	226,923
1,905,000	Ford Motor Co., 7.450%, 7/16/2031	2,150,516

	Automotive – continued
$40,000	Ford Motor Co., 7.500%, 8/01/2026	$40,433
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	1,891,450

		7,436,382

	Banking – 0.6%
915,000	Bank of America Corp. Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%, 12/29/2049	777,887
7,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	749,295
11,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,201,866

		2,729,048

	Building Materials – 1.6%
440,000	Masco Corp., 5.850%, 3/15/2017	417,432
750,000	Masco Corp., 6.125%, 10/03/2016	731,387
670,000	Masco Corp., 6.500%, 8/15/2032	593,403
1,225,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,269,247
4,695,000	USG Corp., 6.300%, 11/15/2016	3,439,087
745,000	USG Corp., 9.750%, 1/15/2018	598,794

		7,049,350

	Chemicals – 2.5%
3,043,000	Hercules, Inc., 6.500%, 6/30/2029	2,251,820
1,475,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	1,216,875
1,824,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	1,404,480
430,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	359,050
2,641,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	1,980,750
5,327,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(b)	3,622,360

		10,835,335

	Collateralized Mortgage Obligations – 0.3%
530,487	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.542%, 4/25/2037(c)	372,678
697,328	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	605,020
85,046	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.723%, 4/25/2035(c)	71,052
189,364	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.600%, 7/25/2047(c)	104,901

		1,153,651

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – 0.3%
$555,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	$591,305
415,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(c)	433,688
205,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	212,550

		1,237,543

	Construction Machinery – 0.5%
1,200,000	Terex Corp., 8.000%, 11/15/2017	1,062,000
965,000	United Rentals North America, Inc., 10.875%, 6/15/2016	1,042,200

		2,104,200

	Consumer Cyclical Services – 0.0%
135,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	118,125
90,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	73,350

		191,475

	Consumer Products – 0.3%
945,000	Acco Brands Corp., 7.625%, 8/15/2015	914,288
400,000	Visant Corp., 10.000%, 10/01/2017	370,000

		1,284,288

	Diversified Manufacturing – 0.3%
1,795,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	1,346,250

	Electric – 2.4%
560,000	AES Corp. (The), 7.375%, 7/01/2021, 144A	529,200
303,954	AES Ironwood LLC, 8.857%, 11/30/2025	310,792
100,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	58,500
490,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	274,400
1,500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	907,500
720,000	Edison Mission Energy, 7.625%, 5/15/2027	396,000
257,026	Midwest Generation LLC, Series B, 8.560%, 1/02/2016	253,171
1,685,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)(d)	606,600
646,875	Quezon Power Philippines Ltd. Co., 8.860%, 6/15/2017	679,219
1,025,000	RRI Energy, Inc., 7.875%, 6/15/2017	943,000

	Electric – continued
$2,845,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	$2,276,000
2,390,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series A, 10.250%, 11/01/2015	896,250
920,000	TXU Corp., Series P, 5.550%, 11/15/2014	565,800
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	575,700
420,000	TXU Corp., Series R, 6.550%, 11/15/2034	155,400
1,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(b)	970,050

		10,397,582

	Gaming – 0.3%
235,000	MGM Resorts International, 6.625%, 7/15/2015	199,163
655,000	MGM Resorts International, 6.875%, 4/01/2016	556,750
80,000	MGM Resorts International, 7.500%, 6/01/2016	69,400
290,000	MGM Resorts International, 7.625%, 1/15/2017	248,675

		1,073,988

	Government Owned – No Guarantee – 0.8%
400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	364,000
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	957,952
16,700,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,798,053
700,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	320,250

		3,440,255

	Healthcare – 4.0%
1,135,000	Gentiva Health Services, Inc., 11.500%, 9/01/2018	902,325
30,000	HCA, Inc., 6.250%, 2/15/2013	30,413
550,000	HCA, Inc., 6.500%, 2/15/2016	525,250
1,020,000	HCA, Inc., 7.050%, 12/01/2027	851,700
965,000	HCA, Inc., 7.190%, 11/15/2015	936,050
865,000	HCA, Inc., 7.500%, 12/15/2023	778,500
4,240,000	HCA, Inc., 7.500%, 11/06/2033	3,614,600
1,370,000	HCA, Inc., 7.690%, 6/15/2025	1,233,000
375,000	HCA, Inc., 8.360%, 4/15/2024	359,062
600,000	HCA, Inc., MTN, 7.580%, 9/15/2025	537,000
1,550,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,340,750

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$685,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019, 144A	$523,169
6,874,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	5,224,240
300,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	300,000

		17,156,059

	Home Construction – 1.6%
185,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	68,450
1,068,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	395,160
425,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	217,812
272,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	152,320
755,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	264,250
985,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	738,750
1,260,000	KB Home, 7.250%, 6/15/2018	989,100
2,475,000	KB Home, 9.100%, 9/15/2017	2,103,750
400,000	Pulte Group, Inc., 6.000%, 2/15/2035	268,000
2,460,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,709,700
195,000	Pulte Group, Inc., 7.875%, 6/15/2032	156,000

		7,063,292

	Independent Energy – 0.2%
920,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	983,970

	Industrial Other – 1.6%
9,150,000	Connacher Oil and Gas Ltd., 8.750%, 8/01/2018, 144A, (CAD)	6,723,447

	Life Insurance – 0.5%
1,810,000	MetLife, Inc., 10.750%, 8/01/2069	2,262,500

	Local Authorities – 4.5%
2,245,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	2,227,190
12,200,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	12,906,573
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	4,042,100

		19,175,863

	Media Non-Cable – 1.4%
3,265,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	2,905,850
4,150,000	Clear Channel Communications, Inc., 9.000%, 3/01/2021	3,081,375

		5,987,225

	Metals & Mining – 3.5%
$9,430,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	$7,308,250
4,740,000	United States Steel Corp., 6.050%, 6/01/2017	4,313,400
2,020,000	United States Steel Corp., 6.650%, 6/01/2037	1,555,400
2,035,000	United States Steel Corp., 7.000%, 2/01/2018	1,831,500

		15,008,550

	Non-Captive Consumer – 4.0%
1,000,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	450,000
6,015,000	Residential Capital LLC, 9.625%, 5/15/2015	4,661,625
115,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	101,066
4,550,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,623,142
2,020,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,101,139
1,450,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	1,721,163
1,400,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,022,000
250,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	230,000
525,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	383,250
2,895,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	2,475,225
800,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	576,000

		17,344,610

	Non-Captive Diversified – 3.2%
585,000	Ally Financial, Inc., 8.000%, 12/31/2018	532,350
633,000	Ally Financial, Inc., 8.000%, 11/01/2031	555,457
894,866	CIT Group, Inc., 7.000%, 5/01/2015	888,155
3,790,477	CIT Group, Inc., 7.000%, 5/01/2017	3,676,763
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	202,638
3,035,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	2,444,514
490,000	International Lease Finance Corp., 8.250%, 12/15/2020	480,200
595,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	571,200
65,000	iStar Financial, Inc., 5.500%, 6/15/2012	62,238

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$555,000	iStar Financial, Inc., 5.850%, 3/15/2017	$427,350
1,335,000	iStar Financial, Inc., 5.875%, 3/15/2016	1,054,650
944,000	iStar Financial, Inc., 6.050%, 4/15/2015	745,760
1,770,000	iStar Financial, Inc., 8.625%, 6/01/2013	1,610,700
120,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	96,000
565,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	490,137

		13,838,112

	Oil Field Services – 0.1%
210,000	Parker Drilling Co., 9.125%, 4/01/2018	212,100

	Packaging – 0.6%
1,555,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	1,593,875
450,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021, 144A	355,500
510,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	443,309

		2,392,684

	Paper – 2.4%
1,390,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,547,801
255,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	284,522
3,620,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	4,186,168
525,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	616,341
2,930,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	3,656,939

		10,291,771

	Pipelines – 0.2%
1,000,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	880,000

	Property & Casualty Insurance – 0.8%
940,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	423,000
3,245,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	2,977,839

		3,400,839

	Railroads – 0.1%
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	226,080

	Railroads – continued
$30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)	$27,600

		253,680

	REITs – Office Property – 0.1%
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	495,730

	Retailers – 3.2%
430,000	Dillard’s, Inc., 6.625%, 1/15/2018	421,400
450,000	Dillard’s, Inc., 7.000%, 12/01/2028	400,500
750,000	Dillard’s, Inc., 7.130%, 8/01/2018	750,000
1,895,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,800,250
125,000	Dillard’s, Inc., 7.750%, 5/15/2027	115,625
170,000	Dillard’s, Inc., 7.875%, 1/01/2023	167,450
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,704,185
3,494,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	3,833,568
295,000	Macy’s Retail Holdings, Inc., 7.000%, 2/15/2028	319,016
5,185,000	Toys R Us, Inc., 7.375%, 10/15/2018	4,407,250

		13,919,244

	Sovereigns – 2.1%
1,881,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	264,250
24,214,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	3,387,960
6,561,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	964,592
4,897,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	527,264
95,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	758,227
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,328,680
23,500,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	122,479
55,190,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	301,369
49,000,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	267,621

		8,922,442

	Supermarkets – 2.8%
110,000	American Stores Co., 8.000%, 6/01/2026	93,500

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – continued
$1,865,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	$1,422,063
3,255,000	New Albertson’s, Inc., 7.450%, 8/01/2029	2,441,250
870,000	New Albertson’s, Inc., 7.750%, 6/15/2026	713,400
6,415,000	New Albertson’s, Inc., 8.000%, 5/01/2031	5,067,850
2,515,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,144,037
370,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	257,150

		12,139,250

	Supranational – 0.2%
1,639,380,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	160,674
8,600,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	842,389

		1,003,063

	Technology – 3.0%
90,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	88,200
100,000	Alcatel-Lucent, 8.500%, 1/15/2016, (EUR)	125,936
7,840,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	6,507,200
3,655,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,033,650
1,390,000	Eastman Kodak Co., 7.250%, 11/15/2013	347,500
1,525,000	Eastman Kodak Co., 10.625%, 3/15/2019, 144A	1,082,750
20,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	20,300
12,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	14,272
1,735,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	1,787,050

		13,006,858

	Textile – 0.2%
890,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	627,450

	Transportation Services – 1.2%
2,685,000	APL Ltd., 8.000%, 1/15/2024(b)	1,718,400
1,351,581	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	1,243,455
289,324	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(d)(j)	219,886
256,220	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	210,101

	Transportation Services – continued
$399,542	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(d)	287,670
40,344	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(d)(j)	31,065
1,247,000	Overseas Shipholding Group, 7.500%, 2/15/2024	832,372
740,000	Teekay Corp., 8.500%, 1/15/2020	708,550

		5,251,499

	Treasuries – 3.5%
202,488	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	80,326
70,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	29,270
50,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	27,508
2,160,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	911,855
3,225,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	3,649,344
850,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	937,347
175,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	195,438
2,230,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	2,473,768
5,490,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	4,411,686
6,355,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	1,168,097
775,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	600,453
175,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	141,645
425,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	335,942

		14,962,679

	Wireless – 0.9%
4,085,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,053,538
840,000	Sprint Capital Corp., 6.900%, 5/01/2019	722,400
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	186,781

		3,962,719

	Wirelines – 5.5%
410,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	344,400
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	290,675
760,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	674,500
3,180,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,750,700
2,330,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,986,325

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,590,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	$1,464,787
1,081,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	1,067,488
145,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	134,850
250,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	198,450
1,439,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,381,440
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	692,000
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,433,475
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	4,958,760
1,936,000	Qwest Corp., 6.875%, 9/15/2033	1,829,520
1,500,000	Qwest Corp., 7.200%, 11/10/2026	1,425,000
645,000	Qwest Corp., 7.250%, 9/15/2025	622,425
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,350,720
985,000	Qwest Corp., 7.500%, 6/15/2023	971,535

		23,577,050

	Total Non-Convertible Bonds
	(Identified Cost $280,924,022)	285,080,454

Convertible Bonds – 17.4%

	Airlines – 0.6%
2,315,000	AMR Corp., 6.250%, 10/15/2014	1,368,744
1,290,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	1,135,200

		2,503,944

	Automotive – 1.1%
3,530,000	Ford Motor Co., 4.250%, 11/15/2016	4,584,587

	Diversified Manufacturing – 1.3%
3,765,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	3,388,500
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,080,606

		5,469,106

	Electric – 0.1%
250,000	CMS Energy Corp., 5.500%, 6/15/2029	364,375

	Healthcare – 2.6%
3,325,000	Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	3,358,250

	Healthcare – continued
$2,470,000	Hologic, Inc., 2.000%, (accretes to principal after 12/15/2013), 12/15/2037(f)	$2,312,537
345,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	348,881
860,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	870,750
3,833,000	Omnicare, Inc., 3.250%, 12/15/2035	3,464,074
610,000	Omnicare, Inc., 3.750%, 12/15/2025	682,438

		11,036,930

	Independent Energy – 1.3%
5,045,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	4,281,944
1,340,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,276,350

		5,558,294

	Life Insurance – 1.4%
6,533,000	Old Republic International Corp., 3.750%, 3/15/2018	5,904,199

	Media Non-Cable – 0.0%
60,743	Liberty Media LLC, 3.500%, 1/15/2031	32,801

	Metals & Mining – 0.8%
1,250,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,285,937
2,280,000	United States Steel Corp., 4.000%, 5/15/2014	2,376,900

		3,662,837

	Pharmaceuticals – 0.8%
3,325,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	3,441,375

	Technology – 6.0%
540,000	Ciena Corp., 0.250%, 5/01/2013	515,025
7,895,000	Ciena Corp., 0.875%, 6/15/2017	5,763,350
3,420,000	Ciena Corp., 3.750%, 10/15/2018, 144A	3,030,975
175,000	Ciena Corp., 4.000%, 3/15/2015, 144A	167,781
5,220,000	Eastman Kodak Co., 7.000%, 4/01/2017	1,331,100
5,750,000	Intel Corp., 3.250%, 8/01/2039	6,763,437
3,020,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	2,963,375
280,000	Micron Technology, Inc., 1.875%, 6/01/2014	261,450
3,605,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	2,757,825
230,000	SanDisk Corp., 1.500%, 8/15/2017	240,063
1,050,000	Teradyne, Inc., 4.500%, 3/15/2014	2,226,000

		26,020,381

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Textile – 0.3%
$10,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	$9,900
1,345,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	1,254,213

		1,264,113

	Wirelines – 1.1%
235,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	231,769
2,210,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	2,640,950
1,190,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	1,422,050
400,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	443,725

		4,738,494

	Total Convertible Bonds
	(Identified Cost $73,028,411)	74,581,436

Municipals – 0.1%

	District of Columbia – 0.1%
540,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047
	(Identified Cost $540,000)	609,552

	Total Bonds and Notes
	(Identified Cost $354,492,433)	360,271,442

Senior Loans – 0.5%

	Media Non-Cable – 0.3%
1,976,287	Dex Media West, LLC, New Term Loan, 7.000%, 10/24/2014(c)	1,315,476
179,875	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(c)	78,515

		1,393,991

	Wireless – 0.0%
78,893	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(c)(g)	78,573

	Wirelines – 0.2%
45,000	FairPoint Communications, Inc., New Term Loan B, 1/24/2016(h)	35,325
725,983	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/24/2016(c)	569,897

		605,222

	Total Senior Loans
	(Identified Cost $2,904,505)	2,077,786

Common Stocks – 8.0%
	Automobiles – 1.0%
465,000	Ford Motor Co.(d)	$4,496,550

	Biotechnology – 1.7%
165,617	Vertex Pharmaceuticals, Inc.(d)	7,376,581

	Chemicals – 0.5%
30,167	PPG Industries, Inc.	2,131,600

	Containers & Packaging – 0.2%
40,621	Owens-Illinois, Inc.(d)	614,189
1,772	Rock-Tenn Co., Class A	86,261

		700,450

	Diversified Telecommunication Services – 0.6%
22,208	FairPoint Communications, Inc.(d)	95,494
2,627	Hawaiian Telcom Holdco, Inc.(d)	36,620
117,962	Telefonica S.A., Sponsored ADR	2,255,434

		2,387,548

	Electronic Equipment, Instruments & Components – 0.2%
69,766	Corning, Inc.	862,308

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	75,082

	Household Durables – 0.0%
6,775	KB Home	39,702

	Media – 0.0%
849	Dex One Corp.(d)	475
961	SuperMedia, Inc.(d)	1,490

		1,965

	Oil, Gas & Consumable Fuels – 1.0%
2,846	Chesapeake Energy Corp.	72,715
79,377	Repsol YPF S.A., Sponsored ADR	2,084,440
33,796	Royal Dutch Shell PLC, ADR	2,079,130

		4,236,285

	Pharmaceuticals – 1.5%
64,900	Bristol-Myers Squibb Co.	2,036,562
117,041	Valeant Pharmaceuticals International, Inc.	4,344,562

		6,381,124

	REITs - Apartments – 0.1%
6,185	Apartment Investment & Management Co., Class A	136,812
32,565	Associated Estates Realty Corp.	503,455

		640,267

	REITs - Shopping Centers – 0.0%
7,868	DDR Corp.	85,761

	Semiconductors & Semiconductor Equipment – 1.2%
245,350	Intel Corp.	5,233,316

	Total Common Stocks
	(Identified Cost $30,216,109)	34,648,539

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 3.0%

Convertible Preferred Stocks – 2.5%

	Automotive – 0.9%
86,270	General Motors Co., Series B, 4.750%	$3,026,351
20,345	Goodyear Tire & Rubber Co. (The), 5.875%	792,438

		3,818,789

	Banking – 0.2%
14,200	Sovereign Capital Trust IV, 4.375%	685,150
138	Wells Fargo & Co., Series L, Class A, 7.500%	142,562

		827,712

	Construction Machinery – 0.1%
14,328	United Rentals Trust I, 6.500%	573,120

	Consumer Products – 0.1%
4,550	Newell Financial Trust I, 5.250%	191,100

	Electric – 0.3%
17,119	AES Trust III, 6.750%	834,038
4,150	CMS Energy Trust I, 7.750%(b)(i)	186,750

		1,020,788

	Home Construction – 0.0%
11,000	Hovnanian Enterprises, Inc., 7.250%	81,290

	Pipelines – 0.3%
29,700	El Paso Energy Capital Trust I, 4.750%	1,328,184

	Technology – 0.6%
3,260	Lucent Technologies Capital Trust I, 7.750%	2,689,500

	Total Convertible Preferred Stocks
	(Identified Cost $11,614,502)	10,530,483

Non-Convertible Preferred Stocks – 0.5%
	Banking – 0.3%
18,000	Bank of America Corp., 6.375%	329,940
23,925	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	631,860
7,075	Countrywide Capital IV, 6.750%	135,769

		1,097,569

	Home Construction – 0.0%
72,087	Hovnanian Enterprises, Inc., 7.625%(d)	144,174

	Non-Captive Consumer – 0.1%
12,475	SLM Corp., Series A, 6.970%	$525,073

	Non-Captive Diversified – 0.1%
448	Ally Financial, Inc., Series G, 7.000%, 144A	268,800

	REITs - Warehouse/Industrials – 0.0%
3,363	ProLogis, Inc., Series Q, 8.540%	188,496

	Total Non-Convertible Preferred Stocks
	(Identified Cost $2,442,994)	2,224,112

	Total Preferred Stocks
	(Identified Cost $14,057,496)	12,754,595

Warrants – 0.0%
33,185	FairPoint Communications, Inc., Expiration on 1/24/2018(b)(d)(i) (Identified Cost $0)	—

Principal Amount (‡)

Short-Term Investments – 3.6%
$29,524	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2011 at 0.000% to be repurchased at $29,524 on 10/03/2011 collateralized by $30,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $30,688 including accrued interest (Note 2 of Notes to Financial Statements)	29,524
15,302,704	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $15,302,704 on 10/03/2011 collateralized by $15,610,000 Federal Home Loan Mortgage Corp., 0.500% due 8/23/2013 valued at $15,610,000 including accrued interest (Note 2 of Notes to Financial Statements)	15,302,704

	Total Short-Term Investments
	(Identified Cost $15,332,228)	15,332,228

	Total Investments – 98.9%
	(Identified Cost $417,002,771)(a)	425,084,590
	Other assets less liabilities—1.1%	4,536,562

	Net Assets – 100.0%	$429,621,152

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Institutional High Income Fund – continued

(a)	Federal Tax Information:
At September 30, 2011, the net unrealized appreciation on investments based on a cost of $419,990,555 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$44,556,359
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(39,462,324)

	Net unrealized appreciation	$5,094,035

(b)	Illiquid security. At September 30, 2011, the value of these securities amounted to $11,420,840 or 2.7% of net assets.
(c)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(d)	Non-income producing security.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	All or a portion of interest payment is paid-in-kind.
(h)	Position is unsettled. Contract rate was not determined at September 30, 2011 and does not take effect until settlement date.
(i)	Fair valued security by the Fund’s investment adviser. At September 30, 2011, the value of these securities amounted to $186,750 representing less than 0.1% of net assets.
(j)	Maturity has been extended under the terms of a plan of reorganization.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $64,943,039 or 15.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2011 (Unaudited)

Technology	9.6%
Wirelines	6.8
Healthcare	6.6
Local Authorities	4.5
Metals & Mining	4.3
Non-Captive Consumer	4.1
Automotive	3.7
Treasuries	3.5
Non-Captive Diversified	3.3
Retailers	3.2
Airlines	3.2
Chemicals	3.0
Supermarkets	2.8
Electric	2.8
Paper	2.4
Pharmaceuticals	2.3
Sovereigns	2.1
Other Investments, less than 2% each	27.1
Short-Term Investments	3.6

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 96.7% of Net Assets

	ABS Car Loan – 3.8%
$335,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$340,191
150,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	150,671
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	128,679
310,000	BMW Vehicle Lease Trust, Series 2011-1, Class A3, 1.060%, 2/20/2014	310,854
280,000	CarMax Auto Owner Trust, Series 2011-1, Class A3, 1.290%, 9/15/2015	282,502
260,000	Ford Credit Floorplan Master Owner Trust, Series 2010-5, Class A1, 1.500%, 9/15/2015	261,649
225,000	Hyundai Auto Receivables Trust, Series 2011-B, Class A4, 1.650%, 2/15/2017	229,141
320,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class A3, 1.280%, 1/15/2015	320,377
270,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	270,664

		2,294,728

	ABS Credit Card – 1.2%
60,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.449%, 3/15/2017(b)	59,932
315,000	Chase Issuance Trust, Series 2007-A16, Class A16, 0.647%, 6/16/2014(b)	315,355
150,000	Discover Card Master Trust I, Series 2007-3, Class A2, 0.279%, 10/16/2014(b)	149,958
210,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	224,444

		749,689

	ABS Home Equity – 0.1%
74,447	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	70,080

	ABS Student Loan – 1.6%
450,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.135%, 7/25/2025	434,632
525,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.253%, 7/25/2025(b)	519,388

		954,020

	Aerospace & Defense – 1.6%
$310,000	Boeing Capital Corp., 2.125%, 8/15/2016	$313,681
285,000	Goodrich Corp., 4.875%, 3/01/2020	321,544
355,000	Raytheon Co., 3.125%, 10/15/2020	353,531

		988,756

	Airlines – 0.3%
182,292	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	191,406

	Automotive – 0.9%
235,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	246,777
315,000	Toyota Motor Credit Corp., MTN, 2.000%, 9/15/2016	313,556

		560,333

	Banking – 6.1%
85,000	American Express Co., 5.500%, 9/12/2016	95,103
330,000	American Express Co., 6.150%, 8/28/2017	377,202
100,000	Bank of America Corp., 3.750%, 7/12/2016	90,981
460,000	Bank of America Corp., 5.650%, 5/01/2018	436,785
250,000	Barclays Bank PLC, 5.000%, 9/22/2016	250,561
375,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	442,046
295,000	Capital One Financial Corp., 2.125%, 7/15/2014	292,060
270,000	Citigroup, Inc., 6.010%, 1/15/2015	286,952
275,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	306,249
205,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	198,757
475,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	471,229
100,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	96,968
40,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	38,535
265,000	Wells Fargo & Co., 3.625%, 4/15/2015	275,935

		3,659,363

	Building Materials – 0.1%
30,000	Masco Corp., 7.125%, 3/15/2020	29,071

	Chemicals – 0.2%
130,000	Eastman Chemical Co., 4.500%, 1/15/2021	135,728

	Collateralized Mortgage Obligations – 5.1%
117,075	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.293%, 7/25/2021(b)	84,926

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$725,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	$792,180
435,000	FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.154%, 2/25/2018	455,489
140,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	146,718
419,334	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.691%, 10/07/2020(b)	419,988
1,144,150	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.801%, 12/08/2020(b)	1,151,118

		3,050,419

	Commercial Mortgage-Backed Securities – 6.9%
298,499	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	302,564
255,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	266,327
250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	264,784
400,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.714%, 6/15/2039(b)	416,554
360,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	383,549
175,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	181,666
470,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 8/10/2045(b)	488,290
410,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(b)	428,463
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	217,734
237,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	243,141
93,281	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.746%, 8/12/2041(b)	93,586
400,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	414,672

	Commercial Mortgage-Backed Securities – continued
$420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	$428,155

		4,129,485

	Construction Machinery – 0.7%
290,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	323,556
90,000	John Deere Capital Corp., MTN, 4.500%, 4/03/2013	95,070

		418,626

	Consumer Cyclical Services – 0.1%
30,000	Expedia, Inc., 5.950%, 8/15/2020	30,145

	Consumer Products – 0.6%
325,000	Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013	340,512

	Distributors – 0.2%
90,000	EQT Corp., 8.125%, 6/01/2019	109,116

	Diversified Manufacturing – 0.6%
90,000	Snap-On, Inc., 4.250%, 1/15/2018	98,941
220,000	Tyco International Finance S.A., 4.125%, 10/15/2014	233,881

		332,822

	Electric – 2.5%
260,000	Carolina Power & Light Co., 5.250%, 12/15/2015	297,798
5,000	Carolina Power & Light Co., 6.500%, 7/15/2012	5,220
245,000	Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	312,754
150,000	Duke Energy Corp., 5.625%, 11/30/2012	157,389
180,000	Duke Energy Corp., 5.650%, 6/15/2013	192,122
140,000	NextEra Energy Capital Holdings, Inc., 0.672%, 11/09/2012(b)	140,307
265,000	Southern California Edison Co., 5.750%, 3/15/2014	293,836
115,000	Southern Co., 0.652%, 10/21/2011(b)	115,023

		1,514,449

	Electric Utilities – 0.5%
300,000	Southern Co., 1.950%, 9/01/2016	298,631

	Entertainment – 0.5%
265,000	Time Warner, Inc., 5.875%, 11/15/2016	299,530

	Environmental – 0.2%
90,000	Waste Management, Inc., 6.375%, 3/11/2015	103,282

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – 2.0%
$455,000	Coca-Cola Co. (The), 3.300%, 9/01/2021, 144A	$474,624
100,000	HJ Heinz Finance Co., 6.000%, 3/15/2012	102,190
300,000	Kellogg Co., 5.125%, 12/03/2012	314,359
270,000	Kraft Foods, Inc., 6.125%, 8/23/2018	318,287

		1,209,460

	Government Owned – No Guarantee – 0.3%
150,000	Federal National Mortgage Association, 5.375%, 6/12/2017	181,912

	Health Insurance – 1.3%
275,000	UnitedHealth Group, Inc., 4.875%, 2/15/2013	288,585
260,000	WellPoint, Inc., 4.350%, 8/15/2020	275,117
165,000	WellPoint, Inc., 5.250%, 1/15/2016	183,663
35,000	WellPoint, Inc., 6.000%, 2/15/2014	38,679

		786,044

	Healthcare – 1.8%
285,000	Express Scripts, Inc., 3.125%, 5/15/2016	287,767
20,000	Express Scripts, Inc., 6.250%, 6/15/2014	22,014
335,000	McKesson Corp., 3.250%, 3/01/2016	353,180
105,000	McKesson Corp., 6.500%, 2/15/2014	117,345
300,000	Stryker Corp., 2.000%, 9/30/2016	301,447

		1,081,753

	Hybrid ARMs – 0.2%
141,019	FHLMC, 2.549%, 1/01/2035(b)	148,218

	Independent Energy – 1.0%
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	109,380
110,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	123,401
150,000	Encana Corp., 6.500%, 5/15/2019	179,523
115,000	Newfield Exploration Co., 5.750%, 1/30/2022	113,706
55,000	XTO Energy, Inc., 4.900%, 2/01/2014	60,153

		586,163

	Integrated Energy – 0.9%
285,000	BP Capital Markets PLC, 3.125%, 10/01/2015	294,485
70,000	Hess Corp., 7.000%, 2/15/2014	78,161
170,000	XTO Energy, Inc., 5.750%, 12/15/2013	188,836

		561,482

	Life Insurance – 1.1%
$130,000	American International Group, Inc., 3.650%, 1/15/2014	$126,754
175,000	American International Group, Inc., 4.875%, 9/15/2016	167,772
30,000	Lincoln National Corp., 4.300%, 6/15/2015	31,570
255,000	MetLife, Inc., 4.750%, 2/08/2021	265,372
70,000	Unum Group, 5.625%, 9/15/2020	77,109

		668,577

	Lodging – 0.0%
15,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	15,319

	Media – 0.5%
300,000	Walt Disney Co. (The), 1.350%, 8/16/2016	295,837

	Media Cable – 2.2%
335,000	Comcast Corp., 4.950%, 6/15/2016	371,161
100,000	Cox Communications, Inc., 4.625%, 6/01/2013	105,150
215,000	Cox Communications, Inc., 5.450%, 12/15/2014	238,062
305,000	Time Warner Cable, Inc., 4.000%, 9/01/2021	298,265
250,000	Time Warner Cable, Inc., 8.250%, 2/14/2014	284,142

		1,296,780

	Media Non-Cable – 0.3%
175,000	Thomson Reuters Corp., 5.950%, 7/15/2013	189,077

	Metals & Mining – 0.7%
110,000	Alcoa, Inc., 6.150%, 8/15/2020	111,428
235,000	ArcelorMittal, 9.850%, 6/01/2019	266,272
70,000	Teck Resources Ltd., 3.150%, 1/15/2017	70,411

		448,111

	Mortgage Related – 3.5%
821,286	FHLMC, 4.500%, with various maturities from 2019 to 2025(c)	872,601
1,532	FHLMC, 5.500%, 3/01/2013	1,657
2,398	FHLMC, 6.000%, 11/01/2012	2,467
2,441	FHLMC, 6.500%, 1/01/2024	2,716
252	FHLMC, 8.000%, 7/01/2025	298
264,758	FNMA, 4.000%, 4/01/2024	279,428
328,276	FNMA, 4.500%, 4/01/2024	349,595
512,998	FNMA, 5.500%, with various maturities from 2017 to 2020(c)	557,319

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$3,352	FNMA, 6.000%, 9/01/2021	$3,649
986	FNMA, 7.500%, 6/01/2016	1,084
1,491	FNMA, 8.000%, 6/01/2015	1,606
6,559	GNMA, 6.500%, 12/15/2023	7,443
1,616	GNMA, 8.500%, 9/15/2022	1,735
3,738	GNMA, 9.500%, 1/15/2019	4,419

		2,086,017

	Multi Utilities – 0.5%
285,000	Dominion Resources, Inc., 1.950%, 8/15/2016	283,711

	Non-Captive Consumer – 0.4%
225,000	SLM Corp., MTN, 6.250%, 1/25/2016	220,845

	Non-Captive Diversified – 1.0%
535,000	General Electric Capital Corp., MTN, 5.500%, 1/08/2020	583,543

	Oil Field Services – 1.7%
305,000	Cameron International Corp., 1.257%, 6/02/2014(b)	306,379
285,000	Ensco PLC, 3.250%, 3/15/2016	289,390
115,000	Rowan Cos., Inc., 5.000%, 9/01/2017	119,167
305,000	Schlumberger Norge AS, 1.950%, 9/14/2016, 144A	303,316

		1,018,252

	Oil, Gas & Consumable Fuels – 0.5%
305,000	Occidental Petroleum Corp., 1.750%, 2/15/2017	302,707

	Pharmaceuticals – 1.0%
275,000	Eli Lilly & Co., 4.200%, 3/06/2014	297,140
270,000	Schering-Plough Corp., 5.300%, 12/01/2013	295,459

		592,599

	Pipelines – 1.8%
290,000	Energy Transfer Partners LP, 6.000%, 7/01/2013	306,726
245,000	NiSource Finance Corp., 6.125%, 3/01/2022	277,605
175,000	Questar Corp., 2.750%, 2/01/2016	178,959
265,000	Spectra Energy Capital LLC, 5.668%, 8/15/2014	288,201

		1,051,491

	Property & Casualty Insurance – 0.3%
155,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	157,560

	Property & Casualty Insurance – continued
$15,000	Willis North America, Inc., 7.000%, 9/29/2019	$17,352

		174,912

	Railroads – 1.6%
350,000	Burlington Northern Santa Fe Corp., 7.000%, 2/01/2014	395,706
245,000	CSX Corp., 3.700%, 10/30/2020	252,662
30,000	CSX Corp., 6.150%, 5/01/2037	36,896
260,000	Union Pacific Corp., 5.750%, 11/15/2017	305,062

		990,326

	REITs – Apartments – 0.4%
250,000	ERP Operating LP, 6.625%, 3/15/2012	256,470

	REITs – Shopping Centers – 0.5%
280,000	Federal Realty Investment Trust, 5.400%, 12/01/2013	302,347

	Retailers – 0.2%
130,000	Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012	132,000

	Supermarkets – 0.2%
50,000	Kroger Co. (The), 6.200%, 6/15/2012	51,707
65,000	Kroger Co. (The), 6.750%, 4/15/2012	67,013

		118,720

	Technology – 3.3%
265,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	310,069
265,000	Cisco Systems, Inc., 2.900%, 11/17/2014	279,423
95,000	Corning, Inc., 4.250%, 8/15/2020	100,548
160,000	Equifax, Inc., 7.000%, 7/01/2037	188,923
290,000	Hewlett-Packard Co., 0.719%, 5/30/2014(b)	281,783
230,000	IBM International Group Capital, 5.050%, 10/22/2012	240,462
300,000	Intel Corp., 1.950%, 10/01/2016	302,165
275,000	Oracle Corp., 4.950%, 4/15/2013	292,659

		1,996,032

	Tobacco – 1.1%
205,000	Altria Group, Inc., 9.700%, 11/10/2018	271,664
365,000	Philip Morris International, Inc., 2.500%, 5/16/2016	376,293

		647,957

	Transportation Services – 0.5%
300,000	ERAC USA Finance LLC, 2.250%, 1/10/2014, 144A	301,687

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Treasuries – 28.8%
$2,230,000	U.S. Treasury Note, 1.125%, 12/15/2012	$2,254,566
2,390,000	U.S. Treasury Note, 1.750%, 4/15/2013(d)	2,444,420
2,255,000	U.S. Treasury Note, 1.750%, 5/31/2016	2,345,020
250,000	U.S. Treasury Note, 1.875%, 6/30/2015	261,562
460,000	U.S. Treasury Note, 2.125%, 2/29/2016	486,378
200,000	U.S. Treasury Note, 2.500%, 4/30/2015	213,609
160,000	U.S. Treasury Note, 2.625%, 11/15/2020	171,100
865,000	U.S. Treasury Note, 2.750%, 2/15/2019	940,418
3,875,000	U.S. Treasury Note, 3.125%, 5/15/2021	4,300,940
140,000	U.S. Treasury Note, 3.625%, 2/15/2020	161,612
1,555,000	U.S. Treasury Note, 3.625%, 2/15/2021	1,796,389
1,775,000	U.S. Treasury Note, 4.250%, 8/15/2014	1,968,864

		17,344,878

	Wireless – 1.2%
250,000	America Movil SAB de CV, 3.625%, 3/30/2015	258,750
5,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	4,687
170,000	Sprint Nextel Corp., 6.000%, 12/01/2016	146,200
330,000	Vodafone Group PLC, 5.350%, 2/27/2012	335,953

		745,590

	Wirelines – 2.1%
515,000	AT&T, Inc., 5.800%, 2/15/2019	602,986
255,000	Embarq Corp., 7.995%, 6/01/2036	239,265
435,000	Verizon Communications, Inc., 1.950%, 3/28/2014	445,229

		1,287,480

	Total Bonds and Notes
	(Identified Cost $56,660,160)	58,166,488

Short-Term Investments – 2.8%
1,700,532	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $1,700,532 on 10/03/2011 collateralized by $1,735,000 Federal Home Loan Mortgage Corp., 0.500% due 8/23/2013 valued at $1,735,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,700,532)	1,700,532

	Total Investments – 99.5%
	(Identified Cost $58,360,692)(a)	$59,867,020
	Other assets less liabilities—0.5%	307,956

	Net Assets – 100.0%	$60,174,976

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $58,636,512 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,590,348
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(359,840)

	Net unrealized appreciation	$1,230,508

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security has been pledged as initial margin for closed futures contracts.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $1,208,306 or 2.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	28.8%
Commercial Mortgage-Backed Securities	6.9
Banking	6.1
Collateralized Mortgage Obligations	5.1
ABS Car Loan	3.8
Mortgage Related	3.5
Technology	3.3
Electric	2.5
Media Cable	2.2
Wirelines	2.1
Food & Beverage	2.0
Other Investments, less than 2% each	30.4
Short-Term Investments	2.8

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 89.0% of Net Assets

Non-Convertible Bonds – 84.1%

	ABS Credit Card – 0.3%
$1,000,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	$1,116,669

	ABS Other – 2.3%
2,500,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	2,399,955
616,342	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	619,016
3,025,747	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	3,187,878
927,174	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	1,043,063
3,333,689	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	3,349,888

		10,599,800

	Airlines – 4.4%
309,744	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	337,621
338,154	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	348,299
1,036,984	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	1,042,168
4,560,317	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	4,925,142
1,753,173	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,709,344
5,010,681	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	5,261,215
2,098,766	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 7/02/2018	2,161,729
3,170,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	3,385,516
861,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	817,950

		19,988,984

	Automotive – 1.0%
1,930,000	Cummins, Inc., 5.650%, 3/01/2098	1,848,637
2,665,000	Ford Motor Co., 6.375%, 2/01/2029	2,576,687

		4,425,324

	Banking – 9.0%
$2,670,000	Associates Corp. of North America, 6.950%, 11/01/2018	$2,955,394
1,045,000	BAC Capital Trust VI, 5.625%, 3/08/2035	748,287
230,000	Bank of America Corp., 5.420%, 3/15/2017	199,815
530,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	472,842
2,770,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,358,019
100,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	71,716
85,000	Citigroup, Inc., 5.850%, 12/11/2034	82,066
185,000	Citigroup, Inc., 5.875%, 2/22/2033	154,747
2,515,000	Citigroup, Inc., 6.125%, 8/25/2036	2,127,451
2,420,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,213,678
870,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	863,975
60,000	JPMorgan Chase & Co., 4.750%, 5/01/2013	63,081
5,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	535,210
7,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	764,824
200,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	179,987
4,970,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	3,850,910
1,000,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	845,725
235,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015	227,303
1,700,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,517,638
4,800,000	Morgan Stanley, 5.500%, 7/24/2020	4,347,442
3,400,000	Morgan Stanley, 5.750%, 1/25/2021	3,128,228
260,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	250,790
2,000,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	1,918,154
1,400,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	1,313,299
695,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	673,931
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	427,882
825,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	794,793
2,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, 12/29/2049, (EUR)	1,473,725

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$1,200,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	$1,041,929
300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	315,032
4,500,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	4,890,456

		40,808,329

	Brokerage – 2.1%
2,955,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	3,075,948
2,645,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(b)	2,715,439
755,000	Jefferies Group, Inc., 6.250%, 1/15/2036	684,884
2,835,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,153,033

		9,629,304

	Building Materials – 1.7%
1,175,000	Masco Corp., 4.800%, 6/15/2015	1,136,405
730,000	Masco Corp., 5.850%, 3/15/2017	692,558
1,695,000	Masco Corp., 6.125%, 10/03/2016	1,652,935
200,000	Masco Corp., 6.500%, 8/15/2032	177,135
375,000	Masco Corp., 7.750%, 8/01/2029	367,852
1,235,000	Owens Corning, Inc., 6.500%, 12/01/2016	1,332,240
2,255,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,336,451

		7,695,576

	Chemicals – 1.5%
4,450,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	5,614,734
980,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,008,828

		6,623,562

	Collateralized Mortgage Obligations – 0.3%
675,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	798,877
266,227	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.497%, 7/25/2035(c)	229,894
184,044	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.691%, 10/25/2035(c)	168,578

		1,197,349

	Commercial Mortgage-Backed Securities – 6.4%
160,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.194%, 9/10/2047(c)	175,966

	Commercial Mortgage-Backed Securities – continued
$600,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	$658,473
360,000	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	394,431
600,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	618,959
407,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.715%, 6/11/2040(c)	434,087
57,665	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	57,602
1,055,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	1,087,495
480,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.750%, 6/10/2046(c)	523,551
3,525,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.714%, 6/15/2039(c)	3,670,879
2,030,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.795%, 9/15/2039(c)	2,146,339
685,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	729,809
3,125,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,512,497
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,557,139
805,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	854,314
350,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	369,866
1,180,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	1,287,577
1,100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.878%, 4/15/2045(c)	1,209,103
4,055,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(c)	4,237,601
1,405,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,456,745

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$480,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	$513,769
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.870%, 6/15/2038(c)	416,964
390,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	421,729
235,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.902%, 6/12/2046(c)	260,057
350,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	376,899
425,000	Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	461,552
250,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	259,170
800,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.279%, 1/11/2043(c)	925,125
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	213,003

		28,830,701

	Consumer Products – 0.4%
605,000	Hasbro, Inc., 6.600%, 7/15/2028	698,984
780,000	Snap-on, Inc., 6.700%, 3/01/2019	967,537

		1,666,521

	Distributors – 1.3%
3,000,000	EQT Corp., 8.125%, 6/01/2019	3,637,197
2,150,000	Equitable Resources, Inc., 6.500%, 4/01/2018	2,431,183

		6,068,380

	Diversified Manufacturing – 0.4%
700,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	939,581
540,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	851,919

		1,791,500

	Electric – 2.2%
2,800,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	2,835,000
1,503,034	Bruce Mansfield Unit, 6.850%, 6/01/2034	1,608,247

	Electric – continued
$1,185,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	$1,301,873
555,000	Commonwealth Edison Co., 4.700%, 4/15/2015	610,812
10,000	Commonwealth Edison Co., 4.750%, 12/01/2011(b)	9,925
2,200,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,590,215
900,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	713,243
1,000,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,186,050

		9,855,365

	Financial Other – 1.6%
4,165,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	4,007,188
2,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	3,390,705

		7,397,893

	Food & Beverage – 0.1%
500,000	Corn Products International, Inc., 6.625%, 4/15/2037	604,089

	Government Guaranteed – 0.7%
840,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	803,918
2,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	2,348,405

		3,152,323

	Government Owned – No Guarantee – 2.0%
2,565,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	2,991,432
4,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	4,095,000
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	957,952
10,400,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,119,745

		9,164,129

	Health Insurance – 0.0%
20,000	CIGNA Corp., 7.875%, 5/15/2027	24,860

	Healthcare – 0.5%
855,000	Boston Scientific Corp., 6.000%, 1/15/2020	958,560
95,000	HCA, Inc., 6.375%, 1/15/2015	92,388
55,000	HCA, Inc., 6.500%, 2/15/2016	52,525
100,000	HCA, Inc., 7.050%, 12/01/2027	83,500
190,000	HCA, Inc., 7.190%, 11/15/2015	184,300
75,000	HCA, Inc., 7.500%, 12/15/2023	67,500
175,000	HCA, Inc., 7.690%, 6/15/2025	157,500

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$305,000	HCA, Inc., 8.360%, 4/15/2024	$292,037
10,000	HCA, Inc., MTN, 7.580%, 9/15/2025	8,950
305,000	HCA, Inc., MTN, 7.750%, 7/15/2036	263,825

		2,161,085

	Home Construction – 0.9%
1,116,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,009,980
3,340,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,237,800
1,455,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,011,225

		4,259,005

	Hybrid ARMs – 0.0%
122,443	FNMA, 3.343%, 9/01/2036(c)	129,096
75,438	FNMA, 5.932%, 2/01/2037(c)	80,610

		209,706

	Independent Energy – 0.3%
1,195,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,340,580

	Industrial Other – 0.3%
1,150,000	Worthington Industries, Inc., 6.500%, 4/15/2020	1,247,123

	Life Insurance – 1.9%
555,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	489,788
390,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	386,373
110,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	105,333
355,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	477,236
2,355,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	2,424,783
1,095,000	MetLife, Inc., 6.400%, 12/15/2066	970,595
2,885,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	3,545,778

		8,399,886

	Local Authorities – 3.3%
4,635,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,807,240
4,360,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	4,259,170
685,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	667,895

	Local Authorities – continued
4,000,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	$4,067,801
279,215	Province of Alberta, 5.930%, 9/16/2016, (CAD)	303,526
1,185,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	986,906
970,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	830,686

		14,923,224

	Lodging – 0.8%
1,480,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,547,921
1,660,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	1,840,258

		3,388,179

	Media Non-Cable – 0.1%
240,000	News America, Inc., 8.150%, 10/17/2036	298,389

	Mortgage Related – 0.0%
22,948	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020	25,392
3,714	FHLMC, 10.000%, with various maturities in 2018(d)	4,274
12,778	FNMA, 6.000%, 12/01/2018	14,025
44,926	GNMA, 10.000%, with various maturities in 2018(d)	51,904

		95,595

	Non-Captive Consumer – 1.9%
470,000	SLM Corp., MTN, 5.050%, 11/14/2014	453,513
240,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	223,814
995,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	995,046
1,295,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	1,031,202
2,385,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,480,801
45,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	41,400
1,300,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	926,250
3,615,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,602,800

		8,754,826

	Non-Captive Diversified – 3.6%
97,000	Ally Financial, Inc., 8.000%, 12/31/2018	88,270

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$29,828	CIT Group, Inc., 7.000%, 5/01/2014	$30,425
169,485	CIT Group, Inc., 7.000%, 5/01/2015	168,214
282,478	CIT Group, Inc., 7.000%, 5/01/2016	274,004
395,473	CIT Group, Inc., 7.000%, 5/01/2017	383,609
670,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	654,292
65,000	General Electric Capital Corp., 5.625%, 5/01/2018	71,057
300,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	307,490
470,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	380,959
2,205,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,824,353
655,000	General Electric Capital Corp., Series A, MTN, 0.549%, 5/13/2024(c)	534,007
5,650,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	4,550,744
3,725,000	International Lease Finance Corp., 6.250%, 5/15/2019	3,237,740
3,683,000	International Lease Finance Corp., 6.375%, 3/25/2013	3,581,717
25,000	International Lease Finance Corp., 8.625%, 9/15/2015	24,813
315,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	292,162

		16,403,856

	Oil Field Services – 0.3%
1,090,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,286,996

	Paper – 0.5%
1,500,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,670,289
230,000	Mead Corp. (The), 7.550%, 3/01/2047	254,639
200,000	Westvaco Corp., 8.200%, 1/15/2030	226,741

		2,151,669

	Pipelines – 1.3%
635,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	693,611
200,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	254,839
800,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	898,486
965,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	1,017,620

	Pipelines – continued
$2,000,000	NiSource Finance Corp., 6.125%, 3/01/2022	$2,266,160
810,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	908,547

		6,039,263

	Property & Casualty Insurance – 2.3%
1,695,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	1,911,112
2,465,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	2,731,873
60,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	27,000
800,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	742,669
150,000	Progressive Corp., 7.000%, 10/01/2013	164,231
220,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	220,853
805,000	Willis North America, Inc., 7.000%, 9/29/2019	931,230
2,015,000	XL Group PLC, 6.250%, 5/15/2027	2,065,435
1,595,000	XL Group PLC, 6.375%, 11/15/2024	1,684,170

		10,478,573

	Railroads – 0.0%
190,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	136,800

	REITs – Apartments – 0.1%
30,000	ERP Operating LP, 5.125%, 3/15/2016	32,184
180,000	ERP Operating LP, 5.750%, 6/15/2017	201,055

		233,239

	REITs – Office Property – 0.3%
80,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	84,380
1,075,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	1,247,218

		1,331,598

	REITs – Shopping Centers – 0.6%
1,000,000	Equity One, Inc., 6.000%, 9/15/2017	1,015,007
1,350,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,471,327

		2,486,334

	REITs – Single Tenant – 0.1%
95,000	Realty Income Corp., 5.750%, 1/15/2021	105,380
405,000	Realty Income Corp., 6.750%, 8/15/2019	471,212

		576,592

	REITs – Warehouse/Industrials – 0.3%
55,000	ProLogis LP, 5.625%, 11/15/2015	56,779

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Warehouse/Industrials – continued
$240,000	ProLogis LP, 5.625%, 11/15/2016	$243,459
265,000	ProLogis LP, 5.750%, 4/01/2016	270,788
785,000	ProLogis LP, 7.375%, 10/30/2019	849,134

		1,420,160

	Restaurants – 0.1%
610,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	650,211

	Retailers – 0.7%
118,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	99,120
2,803,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	3,075,412

		3,174,532

	Sovereigns – 1.2%
140,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	1,117,386
3,100,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	2,997,700
42,740,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	222,755
64,745,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	353,545
101,800,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	555,997

		5,247,383

	Supranational – 2.2%
4,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	2,155,671
45,300,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	4,292,935
4,375,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	3,608,946

		10,057,552

	Technology – 2.2%
210,000	Corning, Inc., 6.850%, 3/01/2029	257,573
810,000	Corning, Inc., 7.000%, 5/15/2024	1,023,130
3,565,000	Corning, Inc., 7.250%, 8/15/2036	4,398,854
3,550,000	Ingram Micro, Inc., 5.250%, 9/01/2017	3,772,013
49,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	58,277
425,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	510,900

		10,020,747

	Tobacco – 0.2%
$735,000	Reynolds American, Inc., 6.750%, 6/15/2017	$847,148
195,000	Reynolds American, Inc., 7.250%, 6/15/2037	218,944

		1,066,092

	Transportation Services – 0.7%
100,000	APL Ltd., 8.000%, 1/15/2024(b)	64,000
2,099,544	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	1,931,580
945,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	1,052,825

		3,048,405

	Treasuries – 15.4%
135,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	128,915
31,580,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	34,186,503
1,000,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	1,068,766
7,935,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	7,790,748
158,707	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	62,958
60,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	25,088
50,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	27,508
2,410,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	1,017,394
1,850,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	2,093,422
975,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	1,075,193
125,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	139,599
1,750,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,941,298
5,460,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	4,387,578
23,620,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	4,505,396
57,675,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	10,601,103
400,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	309,911
100,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	80,940

		69,442,320

	Wireless – 0.3%
510,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	478,125
70,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	66,325
35,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	34,037
234,000	Sprint Capital Corp., 6.875%, 11/15/2028	174,915

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$120,000	Sprint Capital Corp., 6.900%, 5/01/2019	$103,200
366,000	Sprint Nextel Corp., 6.000%, 12/01/2016	314,760

		1,171,362

	Wirelines – 4.0%
1,310,000	AT&T Corp., 6.500%, 3/15/2029	1,487,459
2,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	2,075,576
2,870,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,659,388
245,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	212,132
2,265,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,037,408
1,220,000	Embarq Corp., 7.995%, 6/01/2036	1,144,719
500,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	480,000
2,875,000	Qwest Corp., 6.875%, 9/15/2033	2,716,875
195,000	Qwest Corp., 7.500%, 6/15/2023	192,334
1,880,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,538,000
250,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	254,090
2,170,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,712,821
695,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	774,369

		18,285,171

	Total Non-Convertible Bonds
	(Identified Cost $339,890,158)	380,427,111

Convertible Bonds – 4.0%

	Automotive – 0.3%
1,035,000	Ford Motor Co., 4.250%, 11/15/2016	1,344,206

	Life Insurance – 1.7%
8,550,000	Old Republic International Corp., 3.750%, 3/15/2018	7,727,063

	Technology – 2.0%
3,505,000	Intel Corp., 2.950%, 12/15/2035	3,553,194
4,700,000	Intel Corp., 3.250%, 8/01/2039	5,528,375
40,000	Micron Technology, Inc., 1.875%, 6/01/2014	37,350

		9,118,919

	Total Convertible Bonds
	(Identified Cost $17,745,395)	18,190,188

Municipals – 0.9%

	Illinois – 0.2%
1,105,000	State of Illinois, 5.100%, 6/01/2033	998,821

	Michigan – 0.2%
$1,040,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	$786,178

	Ohio – 0.1%
750,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(b)	525,277

	Virginia – 0.4%
2,815,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	1,857,027

	Total Municipals
	(Identified Cost $5,409,053)	4,167,303

	Total Bonds and Notes
	(Identified Cost $363,044,606)	402,784,602

Shares

Common Stocks – 1.6%

	Biotechnology – 0.1%
13,708	Vertex Pharmaceuticals, Inc.(e)	610,554

	Chemicals – 0.5%
31,080	PPG Industries, Inc.	2,196,113

	Oil, Gas & Consumable Fuels – 1.0%
81,779	Repsol YPF S.A., Sponsored ADR	2,147,516
34,819	Royal Dutch Shell PLC, ADR	2,142,065

		4,289,581

	Total Common Stocks
	(Identified Cost $6,851,343)	7,096,248

Preferred Stocks – 1.5%

Non-Convertible Preferred Stocks – 0.8%

	Electric – 0.1%
263	Connecticut Light & Power Co., 2.200%	10,577
150	MDU Resources Group, Inc., 5.100%	14,691
100	San Diego Gas & Electric Co., 4.500%	1,875
3,160	Union Electric Co., 4.500%	246,480

		273,623

	Government Sponsored – 0.7%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	3,138,750

	Non-Captive Diversified – 0.0%
161	Ally Financial, Inc., Series G, 7.000%, 144A	96,600

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,228,421)	3,508,973

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

Convertible Preferred Stocks – 0.7%

Banking – 0.4%
940	Bank of America Corp., Series L, 7.250%	$720,031
25,000	Sovereign Capital Trust IV, 4.375%	1,206,250

1,926,281

Consumer Products – 0.3%
33,050	Newell Financial Trust I, 5.250%	1,388,100

Total Convertible Preferred Stocks
	(Identified Cost $2,578,145)	3,314,381

Total Preferred Stocks
	(Identified Cost $5,806,566)	6,823,354

Principal Amount (‡)

Short-Term Investments – 6.5%
$29,379,857	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $29,379,857 on 10/03/2011 collateralized by $29,935,000 Federal Home Loan Mortgage Corp., 0.500% due 2/08/2013 valued at $29,972,419 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $29,379,857)	29,379,857

Total Investments – 98.6%
	(Identified Cost $405,082,372)(a)	446,084,061
	Other assets less liabilities—1.4%	6,225,656

	Net Assets – 100.0%	$452,309,717

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2011, the net unrealized appreciation on investments based on a cost of $408,069,400 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$48,908,697
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,894,036)

	Net unrealized appreciation	$38,014,661

(b)	Illiquid security. At September 30, 2011, the value of these securities amounted to $6,166,362 or 1.4% of net assets.
(c)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $71,743,347 or 15.9% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	15.4%
Banking	9.4
Commercial Mortgage-Backed Securities	6.4
Airlines	4.4
Technology	4.2
Wirelines	4.0
Non-Captive Diversified	3.6
Life Insurance	3.6
Local Authorities	3.3
ABS Other	2.3
Property & Casualty Insurance	2.3
Electric	2.3
Supranational	2.2
Brokerage	2.1
Government Owned—No Guarantee	2.0
Chemicals	2.0
Other Investments, less than 2% each	22.6
Short-Term Investments	6.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

Currency Exposure at September 30, 2011 (Unaudited)

United States Dollar	72.5%
Canadian Dollar	9.6
New Zealand Dollar	4.5
Norwegian Krone	3.4
Australian Dollar	3.2
Euro	2.1
Other, less than 2% each	3.3

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

61  |

THIS PAGE INTENTIONALLY LEFT BLANK

|  62

Statements of Assets and Liabilities

September 30, 2011

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$771,446,633	$2,190,462,110	$30,015,958
Repurchase agreement(s) at cost	64,221,605	11,048,004	8,816,640
Net unrealized appreciation	38,554,222	49,913,759	1,720,706

Investments at value	874,222,460	2,251,423,873	40,553,304
Cash	582,692	—	—
Foreign currency at value (identified cost $837,741, $50,761,007 and $0)	823,001	48,726,695	—
Receivable for Fund shares sold	—	12,023,340	2,212,729
Receivable from investment adviser (Note 6)	—	—	7,276
Receivable for securities sold	—	61,693,063	—
Collateral received for open forward foreign currency contracts (Note 2)	—	170,998	—
Dividends and interest receivable	12,264,513	27,501,082	172,714
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	4,276,344	—
Tax reclaims receivable	14,710	50,119	—

TOTAL ASSETS	887,907,376	2,405,865,514	42,946,023

LIABILITIES
Payable for securities purchased	4,780,507	8,748,918	7,033,381
Payable for Fund shares redeemed	1,250,000	52,059,242	2,300
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	10,959,987	—
Foreign taxes payable (Note 2)	20,538	—	—
Due to brokers (Note 2)	—	170,998	—
Payable for variation margin on futures contracts	—	98,757	—
Management fees payable (Note 6)	373,602	1,085,522	—
Deferred Trustees’ fees (Note 6)	112,176	193,198	58,765
Administrative fees payable (Note 6)	34,740	94,026	1,002
Other accounts payable and accrued expenses	66,354	221,224	47,815

TOTAL LIABILITIES	6,637,917	73,631,872	7,143,263

NET ASSETS	$881,269,459	$2,332,233,642	$35,802,760

NET ASSETS CONSIST OF:
Paid-in capital	$802,356,253	$2,321,838,354	$34,759,371
Undistributed net investment income (Distributions in excess of net investment income)	39,784,762	23,396,177	(50,125)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	869,628	(51,427,341)	(626,839)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	38,258,816	38,426,452	1,720,353

NET ASSETS	$881,269,459	$2,332,233,642	$35,802,760

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$881,269,459	$1,353,993,102	$33,880,108

Shares of beneficial interest	64,374,110	81,954,726	2,926,013

Net asset value, offering and redemption price per share	$13.69	$16.52	$11.58

Retail Class:
Net assets	$—	$978,240,540	$1,922,652

Shares of beneficial interest	—	59,759,288	166,311

Net asset value, offering and redemption price per share	$—	$16.37	$11.56

See accompanying notes to financial statements.

63  |

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$401,670,543	$56,660,160	$375,702,515
Repurchase agreement(s) at cost	15,332,228	1,700,532	29,379,857
Net unrealized appreciation	8,081,819	1,506,328	41,001,689

Investments at value	425,084,590	59,867,020	446,084,061
Cash	—	—	133,551
Foreign currency at value (identified cost $24,540, $0 and $810,901)	23,581	—	745,926
Receivable for Fund shares sold	—	46,957	82,500
Dividends and interest receivable	7,066,159	428,272	6,301,383
Tax reclaims receivable	3,742	—	29,176

TOTAL ASSETS	432,178,072	60,342,249	453,376,597

LIABILITIES
Payable for securities purchased	2,158,691	—	754,082
Payable for Fund shares redeemed	22,504	48,929	—
Foreign taxes payable (Note 2)	4,415	—	7,264
Payable for variation margin on closed futures contracts	—	2,091	—
Management fees payable (Note 6)	220,124	5,627	149,099
Deferred Trustees’ fees (Note 6)	75,805	61,628	83,601
Administrative fees payable (Note 6)	17,058	2,296	17,352
Other accounts payable and accrued expenses	58,323	46,702	55,482

TOTAL LIABILITIES	2,556,920	167,273	1,066,880

NET ASSETS	$429,621,152	$60,174,976	$452,309,717

NET ASSETS CONSIST OF:
Paid-in capital	$390,557,071	$58,583,665	$404,855,223
Undistributed net investment income (Distributions in excess of net investment income)	19,592,888	(35,580)	2,040,021
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	11,455,463	120,563	4,633,045
Net unrealized appreciation on investments and foreign currency translations	8,015,730	1,506,328	40,781,428

NET ASSETS	$429,621,152	$60,174,976	$452,309,717

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$429,621,152	$58,471,022	$452,309,717

Shares of beneficial interest	60,047,864	5,546,169	36,124,537

Net asset value, offering and redemption price per share	$7.15	$10.54	$12.52

Retail Class:
Net assets	$—	$1,703,954	$—

Shares of beneficial interest	—	161,447	—

Net asset value, offering and redemption price per share	$—	$10.55	$—

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2011

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$46,991,961	$89,810,885	$812,909
Dividends	2,442,190	—	—
Less net foreign taxes withheld	(89,305)	(73,300)	—

	49,344,846	89,737,585	812,909

Expenses
Management fees (Note 6)	4,311,908	12,693,632	46,037
Distribution fees (Note 6)	—	2,510,114	1,506
Administrative fees (Note 6)	400,618	1,093,055	8,545
Trustees’ fees and expenses (Note 6)	41,960	75,363	22,104
Transfer agent fees and expenses (Notes 6 and 7)	3,819	1,614,890	11,518
Audit and tax services fees	46,858	45,857	41,930
Custodian fees and expenses	77,931	269,552	17,127
Legal fees	14,353	37,895	300
Registration fees	76,477	127,864	43,323
Shareholder reporting expenses	288	195,589	1,424
Miscellaneous expenses	28,371	70,906	6,192

Total expenses	5,002,583	18,734,717	200,006
Less waiver and/or expense reimbursement (Note 6)	—	—	(124,841)

Net expenses	5,002,583	18,734,717	75,165

Net investment income	44,342,263	71,002,868	737,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	21,022,274	86,241,954	179,964
Futures contracts	—	(6,295,842)	—
Foreign currency transactions	207,750	5,508,979	220
Net change in unrealized appreciation (depreciation) on:
Investments	(42,783,684)	(116,433,387)	881,653
Futures contracts	—	(1,489,565)	—
Foreign currency translations	(311,964)	(12,871,975)	(398)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(21,865,624)	(45,339,836)	1,061,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,476,639	$25,663,032	$1,799,183

See accompanying notes to financial statements.

65  |

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$29,200,107	$1,790,124	$24,106,582
Dividends	1,148,061	—	661,811
Less net foreign taxes withheld	(80,182)	—	—

	30,267,986	1,790,124	24,768,393

Expenses
Management fees (Note 6)	2,572,303	138,561	1,794,547
Distribution fees (Note 6)	—	3,358	—
Administrative fees (Note 6)	199,156	25,743	208,428
Trustees’ fees and expenses (Note 6)	30,595	23,001	31,922
Transfer agent fees and expenses (Notes 6 and 7)	10,203	4,252	2,406
Audit and tax services fees	44,820	41,744	43,562
Custodian fees and expenses	50,415	20,962	46,849
Legal fees	6,912	912	7,190
Registration fees	31,666	54,339	56,306
Shareholder reporting expenses	1,582	393	248
Miscellaneous expenses	16,496	6,963	18,295

Total expenses	2,964,148	320,228	2,209,753
Less waiver and/or expense reimbursement (Note 6)	—	(95,173)	—

Net expenses	2,964,148	225,055	2,209,753

Net investment income	27,303,838	1,565,069	22,558,640

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	13,995,159	1,371,043	13,544,943
Futures contracts	—	(9,953)	—
Foreign currency transactions	30,120	—	202,454
Net change in unrealized appreciation (depreciation) on:
Investments	(46,695,611)	(1,020,642)	(19,020,552)
Foreign currency translations	(70,620)	—	(264,725)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(32,740,952)	340,448	(5,537,880)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,437,114)	$1,905,517	$17,020,760

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund		Inflation Protected Securities Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$44,342,263	$45,727,241	$71,002,868	$68,638,745	$737,744	$426,034
Net realized gain on investments, futures contracts and foreign currency transactions	21,230,024	11,807,903	85,455,091	17,629,634	180,184	188,071
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(43,095,648)	54,418,162	(130,794,927)	102,327,637	881,255	727,374

Net increase (decrease) in net assets resulting from operations	22,476,639	111,953,306	25,663,032	188,596,016	1,799,183	1,341,479

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(48,778,586)	(42,551,309)	(57,085,645)	(39,529,201)	(886,738)	(490,125)
Retail Class	—	—	(39,906,009)	(31,727,897)	(27,306)	(471)
Net realized capital gains
Institutional Class	—	—	—	—	—	—

Total distributions	(48,778,586)	(42,551,309)	(96,991,654)	(71,257,098)	(914,044)	(490,596)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	101,432,953	(25,218,972)	91,658,933	243,357,966	21,601,812	(1,511,063)

Net increase (decrease) in net assets	75,131,006	44,183,025	20,330,311	360,696,884	22,486,951	(660,180)
NET ASSETS
Beginning of the year	806,138,453	761,955,428	2,311,903,331	1,951,206,447	13,315,809	13,975,989

End of the year	$881,269,459	$806,138,453	$2,332,233,642	$2,311,903,331	$35,802,760	$13,315,809

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$39,784,762	$35,844,239	$23,396,177	$2,645,799	$(50,125)	$(40,631)

See accompanying notes to financial statements.

67  |

Institutional High Income Fund		Intermediate Duration Bond Fund		Investment Grade Fixed Income Fund
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

$ 27,303,838	$28,061,451	$1,565,069	$1,184,695	$22,558,640	$26,566,472
14,025,279	25,735,774	1,361,090	478,623	13,747,397	19,397,666
(46,766,231)	11,621,609	(1,020,642)	1,575,620	(19,285,277)	21,278,146

(5,437,114)	65,418,834	1,905,517	3,238,938	17,020,760	67,242,284

(28,511,356)	(30,543,921)	(1,893,993)	(1,295,593)	(26,029,453)	(27,602,054)
—	—	(42,505)	(690)	—	—

(15,983,712)	(11,736)	—	—	(19,655,485)	—

(44,495,068)	(30,555,657)	(1,936,498)	(1,296,283)	(45,684,938)	(27,602,054)

95,860,676	(109,686,518)	23,164,733	7,071,240	7,775,191	(91,945,491)

45,928,494	(74,823,341)	23,133,752	9,013,895	(20,888,987)	(52,305,261)

383,692,658	458,515,999	37,041,224	28,027,329	473,198,704	525,503,965

$ 429,621,152	$383,692,658	$60,174,976	$37,041,224	$452,309,717	$473,198,704

$ 19,592,888	$19,715,804	$(35,580)	$(38,367)	$2,040,021	$1,941,507

See accompanying notes to financial statements.

|  68

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
FIXED INCOME FUND

Institutional Class
9/30/2011	$14.12	$0.73	$(0.32)	$0.41	$(0.84)	$—	$(0.84)
9/30/2010	12.94	0.77	1.14	1.91	(0.73)	—	(0.73)
9/30/2009	12.15	0.78	1.15	1.93	(0.89)	(0.25)	(1.14)
9/30/2008	14.49	0.88	(2.14)	(1.26)	(1.06)	(0.02)	(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)

GLOBAL BOND FUND

Institutional Class
9/30/2011	$16.99	$0.53	$(0.28)	$0.25	$(0.72)	$—	$(0.72)
9/30/2010	16.09	0.55	0.92	1.47	(0.57)	—	(0.57)
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)
9/30/2008	15.83	0.70	(1.30)	(0.60)	(0.81)	—	(0.81)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)

Retail Class
9/30/2011	16.84	0.48	(0.28)	0.20	(0.67)	—	(0.67)
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)
9/30/2008	15.71	0.64	(1.29)	(0.65)	(0.75)	—	(0.75)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Effective June 2, 2008, redemption fees were eliminated.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

69  |

				Ratios to Average Net Assets:
Redemption fees(b)	Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$ —	$13.69	3.01	$881,269	0.58		0.58		5.14	26
—	14.12	15.38	806,138	0.58		0.58		5.83	22
—	12.94	19.55	761,955	0.58		0.58		7.11	29
—	12.15	(9.42)	624,486	0.58		0.58		6.43	30
—	14.49	11.31	605,100	0.60		0.60		5.96	22

$ —	$16.52	1.23	$1,353,993	0.67		0.67		3.15	84
—	16.99	9.46	1,285,095	0.66		0.66		3.41	100
—	16.09	19.19	1,032,465	0.68		0.68		4.76	75
0.00(f)	14.42	(4.14)	1,157,175	0.64		0.64		4.36	60
0.00	15.83	8.70	996,046	0.68		0.68		3.84	95

—	16.37	0.94	978,241	0.97		0.97		2.84	84
—	16.84	9.05	1,026,809	1.00	(g)	1.00	(g)	3.08	100
—	15.96	18.81	918,742	1.00		1.02		4.46	75
0.00(f)	14.31	(4.45)	1,073,466	1.00	(h)	1.00	(h)	4.02	60
0.00	15.71	8.36	874,575	1.00		1.04		3.53	95

See accompanying notes to financial statements.

|  70

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
INFLATION PROTECTED SECURITIES FUND

Institutional Class
9/30/2011	$11.10	$0.46		$0.55	$1.01	$(0.53)	$—	$(0.53)
9/30/2010	10.46	0.31		0.67	0.98	(0.34)	—	(0.34)
9/30/2009	9.86	0.09	(f)	0.61	0.70	(0.10)	—	(0.10)
9/30/2008	10.31	0.73		(0.43)	0.30	(0.75)	—	(0.75)
9/30/2007	10.30	0.47		0.03	0.50	(0.49)	—	(0.49)

Retail Class
9/30/2011	11.09	0.35		0.63	0.98	(0.51)	—	(0.51)
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)

INSTITUTIONAL HIGH INCOME FUND

Institutional Class
9/30/2011	$8.08	$0.50		$(0.51)	$(0.01)	$(0.59)	$(0.33)	$(0.92)
9/30/2010	7.40	0.54		0.66	1.20	(0.52)	(0.00)	(0.52)
9/30/2009	6.87	0.57		0.54	1.11	(0.49)	(0.09)	(0.58)
9/30/2008	8.45	0.60		(1.52)	(0.92)	(0.51)	(0.15)	(0.66)
9/30/2007	8.11	0.55		0.30	0.85	(0.51)	—	(0.51)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2 of Notes to Financial Statements.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

71  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)		Portfolio turnover rate (%)

$11.58	9.36	$33,880	0.40		1.08		4.04		20
11.10	9.58	13,240	0.40		1.22		2.88		39
10.46	7.21	13,976	0.40		1.11		0.88	(f)	12
9.86	2.64	16,033	0.40		0.95		6.85		22
10.31	5.05	13,468	0.40		1.28		4.60		26

11.56	9.14	1,923	0.65		1.31		3.09		20
11.09	4.47	75	0.65		2.36		1.12		39

$ 7.15	(0.43)	$429,621	0.69		0.69		6.37		25
8.08	17.06	383,693	0.71		0.71		7.08		21
7.40	20.82	458,516	0.72		0.72		9.54		37
6.87	(11.70)	214,201	0.72		0.72		7.70		35
8.45	10.81	187,568	0.75	(g)	0.75	(g)	6.60		31

See accompanying notes to financial statements.

|  72

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERMEDIATE DURATION BOND FUND

Institutional Class
9/30/2011	$10.57	$0.30	$0.04	$0.34	$(0.37)	$—	$(0.37)
9/30/2010	9.95	0.38	0.66	1.04	(0.42)	—	(0.42)
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)
9/30/2008	9.47	0.47	(0.50)	(0.03)	(0.49)	—	(0.49)
9/30/2007	9.50	0.45	(0.01)	0.44	(0.47)	—	(0.47)

Retail Class
9/30/2011	10.58	0.27	0.04	0.31	(0.34)	—	(0.34)
9/30/2010*	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)

INVESTMENT GRADE FIXED INCOME FUND

Institutional Class
9/30/2011	$13.44	$0.65	$(0.17)	$0.48	$(0.76)	$(0.64)	$(1.40)
9/30/2010	12.39	0.68	1.07	1.75	(0.70)	—	(0.70)
9/30/2009	11.36	0.67	1.31	1.98	(0.81)	(0.14)	(0.95)
9/30/2008	12.96	0.76	(1.47)	(0.71)	(0.89)	—	(0.89)
9/30/2007	12.63	0.70	0.53	1.23	(0.90)	—	(0.90)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

73  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)	Gross expenses (%)(d)	Net investment income (%)(d)	Portfolio turnover rate (%)

$10.54	3.26	$58,471	0.40	0.57	2.83	83
10.57	10.67	36,959	0.40	0.73	3.75	43
9.95	16.99	28,027	0.40	0.68	5.24	52
8.95	(0.46)	32,748	0.40	0.59	5.00	65
9.47	4.76	31,445	0.40	0.61	4.71	87

10.55	3.00	1,704	0.65	0.94	2.60	83
10.58	4.89	82	0.65	1.61	2.66	43

$12.52	3.82	$452,310	0.49	0.49	5.03	17
13.44	14.59	473,199	0.48	0.48	5.29	24
12.39	19.35	525,504	0.49	0.49	6.10	22
11.36	(6.00)	277,863	0.50	0.50	5.98	32
12.96	10.19	261,741	0.53	0.53	5.52	23

See accompanying notes to financial statements.

|  74

Notes To Financial Statements

September 30, 2011

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund also offer Retail Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Swap agreements are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

75  |

Notes To Financial Statements – continued

September 30, 2011

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

|  76

Notes To Financial Statements – continued

September 30, 2011

f.  Swap Agreements. Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also make or receive upfront payments. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the year ended September 30, 2011.

g.  Due to/from Brokers. Transactions and positions in certain forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities for Global Bond Fund represent cash and securities received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

i.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency transactions, defaulted bond adjustments, paydown gains and losses, premium amortization, preferred securities adjustment, reclassification of realized capital gain to ordinary income and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, securities lending collateral gain/loss adjustments, forward foreign currency and futures contracts mark to market, defaulted bond interest, REIT basis adjustments, adjustments to inflation-protected securities and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

77  |

Notes To Financial Statements – continued

September 30, 2011

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$48,778,586	$—	$48,778,586	$42,551,309	$—	$42,551,309
Global Bond Fund	96,991,654	—	96,991,654	71,257,098	—	71,257,098
Inflation Protected Securities Fund	914,044	—	914,044	490,596	—	490,596
Institutional High Income Fund	43,588,875	906,193	44,495,068	30,544,655	11,002	30,555,657
Intermediate Duration Bond Fund	1,936,498	—	1,936,498	1,296,283	—	1,296,283
Investment Grade Fixed Income Fund	33,639,027	12,045,911	45,684,938	27,602,054	—	27,602,054

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
Undistributed ordinary income	$42,168,942	$20,311,616	$8,640
Undistributed long-term capital gains	2,295,274	—	—

Total undistributed earnings	44,464,216	20,311,616	8,640

Capital loss carryforward:
Expires September 30, 2015	—	—	(49,727)
Expires September 30, 2017	—	(12,495,597)	(110,122)
Expires September 30, 2018	—	(34,063,363)	(238,354)

Total capital loss carryforward	—	(46,558,960)	(398,203)

Unrealized appreciation	34,622,552	36,835,831	1,491,717

Total accumulated earnings	$79,086,768	$10,588,487	$1,102,154

Capital loss carryforward utilized in the current year	$9,135,481	$18,688,281	$125,131

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$23,771,719	$26,047	$3,307,375
Undistributed long-term capital gains	10,787,080	396,381	6,441,045

Total undistributed earnings	34,558,799	422,428	9,748,420

Capital loss carryforward:
Expires September 30, 2015	—	—	—
Expires September 30, 2017	—	—	—
Expires September 30, 2018	—	—	—

Total capital loss carryforward	—	—	—

Unrealized appreciation	5,027,944	1,230,511	37,794,400

Total accumulated earnings	$39,586,743	$1,652,939	$47,542,820

Capital loss carryforward utilized in the current year	$—	$766,597	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

|  78

Notes To Financial Statements – continued

September 30, 2011

j.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

k.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no delayed delivery securities held by the Funds as of September 30, 2011.

l.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2011, none of the Funds had loaned securities under this agreement.

m  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

79  |

Notes To Financial Statements – continued

September 30, 2011

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$638,862	$27,621,573	$—	$28,260,435
Treasuries	—	103,375,646	55,017	103,430,663
All Other Non-Convertible Bonds(a)	—	522,986,123	—	522,986,123

Total Non-Convertible Bonds	638,862	653,983,342	55,017	654,677,221

Convertible Bonds(a)	—	72,808,334	—	72,808,334
Municipals(a)	—	6,883,903	—	6,883,903

Total Bonds and Notes	638,862	733,675,579	55,017	734,369,458

Senior Loans(a)	—	488,178	—	488,178
Preferred Stocks
Convertible Preferred Stocks
Automotive	7,587,333	—	—	7,587,333
Banking	2,178,475	2,689,600	—	4,868,075
Construction Machinery	1,207,960	—	—	1,207,960
Consumer Products	—	1,053,150	—	1,053,150
Electric	487,200	—	—	487,200
Independent Energy	72,075	—	—	72,075
Pipelines	3,228,784	—	—	3,228,784
REITs–Healthcare	342,620	—	—	342,620
Technology	3,196,875	—	—	3,196,875

Total Convertible Preferred Stocks	18,301,322	3,742,750	—	22,044,072

Non-Convertible Preferred Stocks
Banking	494,160	—	—	494,160
Electric	374,585	269,405	—	643,990
Government Sponsored	—	3,138,750	—	3,138,750
Non-Captive Consumer	1,056,459	—	—	1,056,459
Non-Captive Diversified	—	—	672,600	672,600

Total Non-Convertible Preferred Stocks	1,925,204	3,408,155	672,600	6,005,959

Total Preferred Stocks	20,226,526	7,150,905	672,600	28,050,031

Common Stocks(a)	47,093,188	—	—	47,093,188
Short-Term Investments	—	64,221,605	—	64,221,605

Total	$67,958,576	$805,536,267	$727,617	$874,222,460

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Preferred stocks valued at $4,020,817 were transferred from Level 2 to Level 1 during the period September 30, 2011. At September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, these securities were valued at a market price in accordance with the Fund’s valuation policies.

|  80

Notes To Financial Statements – continued

September 30, 2011

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$13,571,014	$25,602,840	$39,173,854
Canada	—	148,539,337	4,973,757	153,513,094
Supranationals	—	76,974,564	10,487,450	87,462,014
All Other Non-Convertible Bonds(a)	—	1,941,621,451	—	1,941,621,451

Total Non-Convertible Bonds	—	2,180,706,366	41,064,047	2,221,770,413

Convertible Bonds(a)	—	7,500,225	—	7,500,225
Municipals(a)	—	11,105,231	—	11,105,231

Total Bonds and Notes	—	2,199,311,822	41,064,047	2,240,375,869

Short-Term Investments	—	11,048,004	—	11,048,004

Total Investments	—	2,210,359,826	41,064,047	2,251,423,873

Forward Foreign Currency Contracts (unrealized appreciation)	—	4,276,344	—	4,276,344
Futures Contracts (unrealized appreciation)	1,626,235	—	—	1,626,235

Total	$1,626,235	$2,214,636,170	$41,064,047	$2,257,326,452

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(10,959,987)	$—	$(10,959,987)
Futures Contracts (unrealized depreciation)	(3,636,936)	—	—	(3,636,936)

Total	$(3,636,936)	$(10,959,987)	$—	$(14,596,923)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$31,736,664	$—	$31,736,664
Short-Term Investments	—	8,816,640	—	8,816,640

Total	$—	$40,553,304	$—	$40,553,304

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$118,125	$73,350	$191,475
Technology	—	12,659,358	347,500	13,006,858
Treasuries	—	14,935,171	27,508	14,962,679
All Other Non-Convertible Bonds(a)	—	256,919,442	—	256,919,442

Total Non-Convertible Bonds	—	284,632,096	448,358	285,080,454

Convertible Bonds(a)	—	74,581,436	—	74,581,436
Municipals(a)	—	609,552	—	609,552

Total Bonds and Notes	—	359,823,084	448,358	360,271,442

81  |

Notes To Financial Statements – continued

September 30, 2011

Institutional High Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$2,077,786	$—	$2,077,786
Common Stocks(a)	34,648,539	—	—	34,648,539
Preferred Stocks
Convertible Preferred Stocks
Automotive	3,818,789	—	—	3,818,789
Banking	142,562	685,150	—	827,712
Construction Machinery	573,120	—	—	573,120
Consumer Products	—	191,100	—	191,100
Electric	834,038	—	186,750	1,020,788
Home Construction	81,290	—	—	81,290
Pipelines	1,328,184	—	—	1,328,184
Technology	2,689,500	—	—	2,689,500

Total Convertible Preferred Stocks	9,467,483	876,250	186,750	10,530,483

Non-Convertible Preferred Stocks(a)	1,955,312	—	268,800	2,224,112

Total Preferred Stocks	11,422,795	876,250	455,550	12,754,595

Warrants(b)	—	—	—	—
Short-Term Investments	—	15,332,228	—	15,332,228

Total	$46,071,334	$378,109,348	$903,908	$425,084,590

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 3 inputs.

Preferred Stocks valued at $2,009,613 were transferred from Level 2 to Level 1 during the period ended September 30, 2011. At September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service ($1,411,488) or at original purchase price ($598,125); at September 30, 2011, these securities were valued at a market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$58,166,488	$—	$58,166,488
Short-Term Investments	—	1,700,532	—	1,700,532

Total	$—	$59,867,020	$—	$59,867,020

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Treasuries	$—	$69,414,812	$27,508	$69,442,320
All other Non-Convertible Bonds(a)	—	310,984,791	—	310,984,791

Total Non-Convertible Bonds	—	380,399,603	27,508	380,427,111

|  82

Notes To Financial Statements – continued

September 30, 2011

Investment Grade Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Convertible Bonds(a)	$—	$18,190,188	$—	$18,190,188
Municipals(a)	—	4,167,303	—	4,167,303

Total Bonds and Notes	—	402,757,094	27,508	402,784,602

Common Stocks(a)	7,096,248	—	—	7,096,248
Preferred Stocks
Non-Convertible Preferred Stocks
Electric	248,355	25,268	—	273,623
Government Sponsored	—	3,138,750	—	3,138,750
Non-Captive Diversified	—	—	96,600	96,600

Total Non-Convertible Preferred Stocks	248,355	3,164,018	96,600	3,508,973

Convertible Preferred Stocks
Banking	720,031	1,206,250	—	1,926,281
Consumer Products	—	1,388,100	—	1,388,100

Total Convertible Preferred Stocks	720,031	2,594,350	—	3,314,381

Total Preferred Stocks	968,386	5,758,368	96,600	6,823,354

Short-Term Investments	—	29,379,857	—	29,379,857

Total	$8,064,634	$437,895,319	$124,108	$446,084,061

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2011:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Treasuries	$—	$3,620	$—	$(43,055)	$94,452	$—	$—	$—	$55,017	$(43,055)
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	—	(336,475)	—	—	1,009,075	—	672,600	(336,475)

Total	$—	$3,620	$—	$(379,530)	$94,452	$—	$1,009,075	$—	$727,617	$(379,530)

A preferred stock valued at $1,009,075 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

83  |

Notes To Financial Statements – continued

September 30, 2011

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$621,693	$(358,735)	$1,395,624	$30,494,000	$(6,549,742)	$—	$—	$25,602,840	$1,395,624
Canada	5,065,604	—	—	(91,847)	—	—	—	—	4,973,757	(91,847)
Supranationals	—	9,690	—	(640,526)	11,118,286	—	—	—	10,487,450	(640,526)

Total	$5,065,604	$631,383	$(358,735)	$663,251	$41,612,286	$(6,549,742)	$—	$—	$41,064,047	$663,251

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Airlines	$971,693	$—	$—	$—	$—	$—	$—	$(971,693)	$—	$—
Consumer Cyclical Services	—	505	—	4,445	—	—	68,400	—	73,350	4,445
Technology	—	41,551	—	(975,764)	360,113	—	921,600	—	347,500	(975,764)
Treasuries	—	1,810	—	(21,528)	47,226	—	—	—	27,508	(21,528)
Preferred Stocks
Convertible Preferred Stocks
Electric	145,250	—	—	41,500	—	—	—	—	186,750	41,500
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	—	(134,470)	—	—	403,270	—	268,800	(134,470)

Total	$1,116,943	$43,866	$—	$(1,085,817)	$407,339	$—	$1,393,270	$(971,693)	$903,908	$(1,085,817)

A debt security valued at $971,693 was transferred from Level 3 to Level 2 during the period ended September 30, 2011. At September 30, 2010, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service.

A debt security valued at $990,000 and a preferred stock valued at $403,270 were transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

|  84

Notes To Financial Statements – continued

September 30, 2011

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$160,000	$—	$—	$—	$—	$—	$—	$(160,000)	$—	$—

Total	$160,000	$—	$—	$—	$—	$—	$—	$(160,000)	$—	$—

A debt security valued at $160,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2011. At September 30, 2010, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Treasuries	$—	$1,810	$—	$(21,528)	$47,226	$—	$—	$—	$27,508	$(21,528)
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	—	(48,325)	—	—	144,925	—	96,600	(48,325)

Total	$—	$1,810	$—	$(69,853)	$47,226	$—	$144,925	$—	$124,108	$(69,853)

A preferred stock valued at $144,925 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

85  |

Notes To Financial Statements – continued

September 30, 2011

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts and futures contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2011, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage their duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2011, Global Bond Fund and Intermediate Duration Bond Fund used futures contracts to manage duration and Intermediate Duration Bond Fund used futures contracts for hedging purposes.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2011, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Global Bond Fund	Barclays	$(5,070,607)	$4,712,724
	JPMorganChase	(697,892)	668,792
	UBS AG	(1,764,961)	1,847,476

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2011, the maximum amount of loss that Global Bond Fund would incur if counterparties failed to meet their obligations is $4,276,344 and the amount of loss that Global Bond Fund would incur after taking into account master netting arrangements is $849,817. These amounts do not take into account the value of any collateral received by the Fund.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Interest Rate Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$4,276,344	$—
Unrealized appreciation on futures contracts*	—	1,626,235
Liabilities
Unrealized depreciation on forward foreign currency contracts	(10,959,987)	—
Unrealized depreciation on futures contracts*	—	(3,636,936)

*	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts	Interest Rate Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$1,749,686	$—
Futures contracts	—	(6,295,842)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(7,539,613)	—
Futures contracts	—	(1,489,565)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  86

Notes To Financial Statements – continued

September 30, 2011

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2011 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$(9,953)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards and futures activity, as a percentage of net assets, for Global Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2011:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	14.62%	3.43%
Highest Notional Amount Outstanding	22.31%	8.22%
Lowest Notional Amount Outstanding	9.41%	2.40%
Notional Amount Outstanding as of September 30, 2011	9.41%	8.22%

The volume of futures activity, as a percentage of net assets, for Intermediate Duration Bond Fund, based on daily notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2011:

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	0.18%
Highest Notional Amount Outstanding	2.02%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2011	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities. For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$22,210,673	$22,599,082	$225,722,918	$185,797,856
Global Bond Fund	375,255,397	455,330,994	1,600,447,395	1,447,283,869
Inflation Protected Securities Fund	20,393,382	3,038,764	270,358	557,526
Institutional High Income Fund	—	—	168,910,972	102,106,808
Intermediate Duration Bond Fund	32,301,053	25,717,860	34,140,578	18,339,041
Investment Grade Fixed Income Fund	—	128,654	69,999,534	122,375,261

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2011, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $1 Billion	Next $12 Billion	Over $15 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.48%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

87  |

Notes To Financial Statements – continued

September 30, 2011

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class
Fixed Income Fund	0.65%	—
Global Bond Fund	0.75%	1.00%
Inflation Protected Securities Fund	0.40%	0.65%
Institutional High Income Fund	0.75%	—
Intermediate Duration Bond Fund	0.40%	0.65%
Investment Grade Fixed Income Fund	0.55%	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$4,311,908	$—	$4,311,908	0.50%	0.50%
Global Bond Fund	12,693,632	—	12,693,632	0.54%	0.54%
Inflation Protected Securities Fund	46,037	46,037	—	0.25%	0.00%
Institutional High Income Fund	2,572,303	—	2,572,303	0.60%	0.60%
Intermediate Duration Bond Fund	138,561	90,920	47,641	0.25%	0.09%
Investment Grade Fixed Income Fund	1,794,547	—	1,794,547	0.40%	0.40%

1Management fee waivers are subject to possible recovery until September 30, 2012.

For the year ended September 30, 2011, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Total
Inflation Protected Securities Fund	$10,365	$213	$10,578
Intermediate Duration Bond Fund	2,598	1,655	4,253

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $68,226 for the year ended September 30, 20112.

2 Expense reimbursements are subject to possible recovery until September 30, 2012.

No expenses were recovered for any of the Funds during the year ended September 30, 2011 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”).

|  88

Notes To Financial Statements – continued

September 30, 2011

Under the Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2011, the Funds paid the following distribution fees:

Distribution Fees
Fund	Retail Class
Global Bond Fund	$2,510,114
Inflation Protected Securities Fund	1,506
Intermediate Duration Bond Fund	3,358

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US.

Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Fixed Income Fund	$400,618
Global Bond Fund	1,093,055
Inflation Protected Securities Fund	8,545
Institutional High Income Fund	199,156
Intermediate Duration Bond Fund	25,743
Investment Grade Fixed Income Fund	208,428

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class
Global Bond Fund	$574,457	$881,954
Inflation Protected Securities Fund	7,268	173
Institutional High Income Fund	5,350	—
Intermediate Duration Bond Fund	1,084	44
Investment Grade Fixed Income Fund	40	—

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee

89  |

Notes To Financial Statements – continued

September 30, 2011

chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Class Specific Expenses. For the year ended September 30, 2011, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class
Fixed Income Fund	$3,819	$—
Global Bond Fund	612,362	1,002,528
Inflation Protected Securities Fund	10,365	1,153
Institutional High Income Fund	10,203	—
Intermediate Duration Bond Fund	2,597	1,655
Investment Grade Fixed Income Fund	2,406	—

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. At September 30, 2011, the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Retirement Plan
Global Bond Fund	0.34%
Inflation Protected Securities Fund	10.16%
Institutional High Income Fund	2.46%
Intermediate Duration Bond Fund	1.94%

From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2011, certain Funds had shareholder accounts that comprised more than 5% of the Fund’s total outstanding shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record. The number of shareholder accounts owning more than 5% of total outstanding shares of a fund, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholder Accounts	Percentage of Ownership
Fixed Income Fund	4	24.08%
Global Bond Fund	2	39.42%
Inflation Protected Securities Fund	3	51.92%
Intermediate Duration Bond Fund	4	60.83%
Investment Grade Fixed Income Fund	4	27.30%

|  90

Notes To Financial Statements – continued

September 30, 2011

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,546,359	$191,418,231	5,773,068	$76,057,230
Issued in connection with the reinvestment of distributions	3,122,786	41,814,110	2,880,044	36,461,361
Redeemed	(9,382,927)	(131,799,388)	(10,449,999)	(137,737,563)

Increase (decrease) from capital share transactions	7,286,218	$101,432,953	(1,796,887)	$(25,218,972)

	Global Bond Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	25,151,575	$427,774,766	26,748,125	$431,989,257
Issued in connection with the reinvestment of distributions	3,095,427	52,205,920	2,225,990	35,769,761
Redeemed	(21,912,559)	(369,610,748)	(17,516,539)	(281,002,249)

Net change	6,334,443	$110,369,938	11,457,576	$186,756,769

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	18,868,453	$317,959,706	23,865,070	$381,825,710
Issued in connection with the reinvestment of distributions	2,259,522	37,747,467	1,915,462	30,512,388
Redeemed	(22,325,827)	(374,418,178)	(22,406,075)	(355,736,901)

Net change	(1,197,852)	$(18,711,005)	3,374,457	$56,601,197

Increase (decrease) from capital share transactions	5,136,591	$91,658,933	14,832,033	$243,357,966

	Inflation Protected Securities Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010*

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,220,810	$25,259,237	791,178	$8,469,372
Issued in connection with the reinvestment of distributions	71,695	802,802	39,383	421,149
Redeemed	(558,915)	(6,259,047)	(973,654)	(10,475,324)

Net change	1,733,590	$19,802,992	(143,093)	$(1,584,803)

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	187,412	$2,122,073	6,779	$73,519
Issued in connection with the reinvestment of distributions	2,297	25,998	20	221
Redeemed	(30,197)	(349,251)	—	—

Net change	159,512	$1,798,820	6,799	$73,740

Increase (decrease) from capital share transactions	1,893,102	$21,601,812	(136,294)	$(1,511,063)

*	From commencement of operations on May 28, 2010 through September 30, 2010 for Retail Class shares.

91  |

Notes To Financial Statements – continued

September 30, 2011

11.  Capital Shares – continued

	Institutional High Income Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	17,611,718	$137,196,965	8,849,076	$67,432,762
Issued in connection with the reinvestment of distributions	5,108,876	37,652,413	3,532,180	25,502,337
Redeemed	(10,157,087)	(78,988,702)	(26,865,854)	(202,621,617)

Increase (decrease) from capital share transactions	12,563,507	$95,860,676	(14,484,598)	$(109,686,518)

	Intermediate Duration Bond Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010*

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,921,646	$41,094,151	763,776	$7,876,084
Issued in connection with the reinvestment of distributions	168,202	1,757,264	110,093	1,123,452
Redeemed	(2,038,767)	(21,305,663)	(196,295)	(2,008,973)

Net change	2,051,081	$21,545,752	677,574	$6,990,563

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	214,017	$2,245,994	11,573	$120,851
Issued in connection with the reinvestment of distributions	655	6,860	38	401
Redeemed	(61,001)	(633,873)	(3,835)	(40,575)

Net change	153,671	$1,618,981	7,776	$80,677

Increase (decrease) from capital share transactions	2,204,752	$23,164,733	685,350	$7,071,240

*	From commencement of operations on May 28, 2010 through September 30, 2010 for Retail Class shares.

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,739,370	$99,118,544	3,726,576	$47,540,397
Issued in connection with the reinvestment of distributions	3,146,404	39,907,537	1,587,990	20,286,002
Redeemed	(9,966,294)	(131,250,890)	(12,508,551)	(159,771,890)

Increase (decrease) from capital share transactions	919,480	$7,775,191	(7,193,985)	$(91,945,491)

|  92

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

93  |

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2011, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	3.36%
Institutional High Income	2.18%
Investment Grade Fixed Income	1.28%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2011, unless subsequently determined to be different.

Fund	Amount
Institutional High Income	$906,193
Investment Grade Fixed Income	12,045,911

Qualified Dividend Income. For the fiscal year ended September 30, 2011, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Institutional High Income
Investment Grade Fixed Income

|  94

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee since 2003 and Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)***	Trustee from 2005 to 2009 and since 2011 and Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee since 2002 and Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee since 2003 and Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 and Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

95  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Wendell J. Knox (1948)	Trustee since 2009 and Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee since 2009 and Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trust; Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee since 2009 and Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trust; Mutual fund industry and executive experience, including roles and president and chief executive officer for an investment advisor

Cynthia L. Walker (1956)	Trustee since 2005 and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

|  96

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis Sayles & Company, L.P.

David L. Giunta[2] (1965)***	Trustee since 2011 Executive Vice President	President and Chief
Executive Officer,
Natixis Distribution
Corporation, Natixis
Asset Management
Advisors, L.P. and
Natixis Distributors,
L.P.; formerly,
President, Fidelity
Charitable Gift Fund;
and formerly, Senior
Vice President,
Fidelity Brokerage
		Company	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief
Executive Officer-U.S.
and Asia, Natixis
Global Asset
Management, L.P.;
formerly, President
and Chief Executive
Officer, Natixis
Distribution
Corporation, Natixis
Asset Management
Advisors, L.P., Natixis
Distributors, L.P. and
Natixis Global
		Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
***	Messrs. Baker and Giunta were appointed as trustees effective January 1, 2011.
[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles & Company, L.P.

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

97  |

Trustee and Officer Information – continued

Officers of the Trust
Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

|  98

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

ANNUAL REPORT

SEPTEMBER 30, 2011

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Dan Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSIOX

Objective:

High current income.

Capital appreciation is the Fund’s secondary objective.

Strategy:

Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date:

April 12, 2004

Net Assets:

$61.6 million

Market Conditions

The momentum behind the rally in the high-yield and equity markets during the first half of the period faded fast as the second quarter of 2011 came to a close. The slide continued into the third quarter, as investors sought relative safety in the U.S. Treasury market. Continued market volatility, growing fears about Europe’s sovereign debt crisis and an inability to fully understand the potential of a global economic slowdown appeared to keep investors sidelined and out of the high-yield market. The seemingly endless buildup of stress in the European banking system and global financial markets generated volatility and caused many to question the strength of the global economic recovery.

Performance Results

For the 12 months ended September 30, 2011, Loomis Sayles High Income Opportunities Fund returned 1.81%. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 1.78% for the period.

Explanation of Fund Performance

The fund’s duration (price sensitivity to interest rate changes) strategy made the largest positive contribution to the fund’s return for the period. Specifically, we maintained a longer-than-benchmark duration, which helped enhance performance as interest rates fell throughout the period. When interest rates fall, funds with longer durations tend to experience greater price appreciation. The fund’s position in below-investment-grade industrial securities also was among the top contributors to performance, particularly in the technology, basic industry and consumer cyclical sectors. Solid underlying performance from paper, retail and automotive issues drove results. Investment grade industrials also contributed to positive performance, buoyed by holdings in capital goods and communications.

After delivering outperformance during the final quarter of 2010 and first quarter of 2011, the fund’s out-of-benchmark allocation to convertibles lagged during the second half of the period. Fears of Greece defaulting on its sovereign debt, combined with Standard & Poor’s downgrade of the United States’ long-term credit rating, ultimately led to a sharp selloff in the equity markets. Exposure to convertibles in the technology, consumer cyclical and non-cyclical, basic industry and capital goods industries dragged down performance. The fund’s position in high-yield financials, particularly exposure to finance companies, also posted negative results.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Federal Reserve’s (The Fed) latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the United States and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform, the Dodd-Frank Act and Basel III financial regulation) have yet to be implemented, and election posturing in the United States will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong, and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

1  |

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	Since Inception(a)
Institutional Class (Inception 4/12/04)	1.81%	6.83%	7.53%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	1.78	7.08	7.21
Lipper High Current Yield Funds Index(b)	0.91	4.81	5.48

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to September 30, 2011

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES SECURITIZED ASSET FUND

Fund and manager review

FUND FACTS

Managers:

Clifton Rowe, CFA

Alessandro Pagani, CFA

Symbol:

Institutional Class	LSSAX

Objective:

High level of current income consistent with capital preservation.

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date:

March 2, 2006

Net Assets:

$685.7 million

Market Conditions

Late in 2010, investors began to pare back their projections for strong global growth in 2011, as negative headlines outweighed upbeat reports. In addition, the March 2011 natural and nuclear disasters in Japan led to auto and technology sector supply chain disruptions, while political unrest in the Middle East and Northern Africa sparked a flight to quality and a spike in oil prices. Domestically, orderly political dissatisfaction emerged in response to the lengthy Congressional debate over raising the U.S. debt ceiling. In early August, Standard & Poor’s downgraded the U.S. government’s long-term credit rating, further roiling the markets. Despite the downgrade, investors worldwide still sought the relative safety of U.S. Treasuries, pushing yields to record lows and demonstrating that U.S. debt remains the world’s choice for “perceived” safe-haven assets.

Performance Results

For the 12 months ended September 30, 2011, Loomis Sayles Securitized Asset Fund returned 5.59%. The fund outperformed its benchmark, the Barclays Capital U.S. Securitized Bond Index, which returned 5.46% for the period.

Explanation of Fund Performance

The fund’s positive performance was largely due to its higher-rated holdings, which tended to perform well in the volatile environment. In particular, the fund’s 30-year agency mortgage-backed securities (MBS) performed positively due to our selection of credits with more favorable prepayment profiles and income advantages that contributed to outperformance. Security selection within asset-backed securities (ABS), coupled with our preference for high-quality issues and the space’s relative yield advantage, added to total returns. Security selection within the commercial mortgage-backed securities (CMBS) also contributed positively, due to our preference for the most senior securities (which are repaid before other creditors in the event of a high level of defaults in asset-backed pools).

The fund’s shorter-than-benchmark yield curve (a curve that shows the relationship between bond yields across the maturity spectrum) positioning detracted from relative returns, as longer-duration securities (which generally have higher sensitivity to interest rate movements) tended to outperform. Despite positive security selection in the ABS space, the fund’s sector overweight position detracted from performance. Overall, the ABS sector did not perform as well as agency MBS, which accounted for a significant portion of the benchmark. Similarly, versus the benchmark, a sector overweight to CMBS detracted from performance. In addition, short-term Treasury futures used to manage the fund’s duration had a slightly negative effect on performance, as yields fell during the period.

Outlook

We expect the Federal Reserve Board to maintain its current interest rate policy well into 2012. In the intermediate term, we expect a gradual increase in market interest rates, as measured economic growth persists.

We are maintaining overweight positions in CMBS and ABS. While we expect fundamental weakness to persist in the mortgage and consumer loan markets, we believe the securities we hold are less susceptible to credit risk and may continue to offer competitive risk-adjusted returns. We expect the fund’s GSE (government-sponsored enterprise) mortgage positions to benefit from a relatively stable interest rate environment. We will continue to look for opportunities to take advantage of a flattening yield curve and will focus on income potential, rather than price appreciation. We believe GSEs continue to offer modest yield advantages with strong credit quality.

3  |

LOOMIS SAYLES SECURITIZED ASSET FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	Since inception(a)
Institutional Class (Inception 3/2/06)	5.59%	7.73%	7.51%

Comparative Performance
Barclays Capital U.S. Securitized Bond Index(b)	5.46	6.47	6.30
Lipper U.S. Mortgage Funds Index(b)	5.12	5.84	5.73

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to September 30, 2011

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper U.S. Mortgage Funds Index is an unmanaged index that tracks the average performance of the 30 largest U.S. mortgage funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5  |

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$933.50	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$1,065.50	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  6

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. They also considered the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to the Funds, the Board concluded that the performance of the Funds or other factors relevant to performance supported renewal of each of the Agreements.

7  |

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services or for bearing expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee, of 0%, charged to each of the Funds was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

|  8

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 87.2% of Net Assets

Non-Convertible Bonds – 74.4%

	ABS Home Equity – 0.7%
$80,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	$63,394
75,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.755%, 3/25/2035(b)	48,099
125,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.685%, 6/25/2035(b)	74,597
225,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.735%, 7/25/2035(b)	132,720
90,790	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.885%, 12/26/2034(b)	67,342
108,859	Structured Asset Securities Corp., Series 2007-EQ1, Class A2, 0.325%, 3/25/2037(b)	67,310

		453,462

	ABS Other – 0.1%
51,136	Diamond Resorts Owner Trust, Series 2009-1, Class B, 12.000%, 3/20/2026, 144A	48,549

	Aerospace & Defense – 1.7%
885,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	889,425
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	171,829

		1,061,254

	Airlines – 2.6%
85,109	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	84,152
38,192	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	37,047
84,427	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	78,095
98,988	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	94,534
6,244	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	6,057
25,928	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	25,409
189,085	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	190,503
552,124	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	538,321

	Airlines – continued
$198,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	$203,940
352,133	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	352,133

		1,610,191

	Automotive – 1.6%
139,000	Cummins, Inc., 6.750%, 2/15/2027	168,208
165,000	Ford Motor Co., 6.625%, 2/15/2028	163,763
35,000	Ford Motor Co., 7.125%, 11/15/2025	34,532
110,000	Ford Motor Co., 7.500%, 8/01/2026	111,190
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	289,600
200,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	210,000

		977,293

	Banking – 0.3%
200,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	173,655

	Building Materials – 1.4%
205,000	Masco Corp., 6.500%, 8/15/2032	181,564
145,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	130,862
720,000	USG Corp., 6.300%, 11/15/2016	527,400
30,000	USG Corp., 9.750%, 1/15/2018	24,113

		863,939

	Chemicals – 1.7%
60,000	Georgia Gulf Corp., 9.000%, 1/15/2017, 144A	60,600
675,000	Hercules, Inc., 6.500%, 6/30/2029	499,500
160,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	117,200
110,000	Koppers, Inc., 7.875%, 12/01/2019	114,125
150,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	154,412
160,000	Momentive Performance Materials, Inc., 9.000%, 1/15/2021	109,600

		1,055,437

	Collateralized Mortgage Obligations – 4.3%
139,910	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.495%, 1/25/2036(b)	80,173
88,476	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.298%, 10/25/2034(b)	64,898

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$133,925	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.037%, 9/25/2045(b)	$103,720
164,488	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.445%, 5/25/2035(b)	92,898
183,702	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, 0.575%, 3/25/2035(b)	98,495
150,994	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.740%, 11/25/2035(b)	132,726
58,877	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A2, 1.095%, 9/25/2034(b)	36,573
205,212	Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 3A1, 2.583%, 3/25/2035(b)	156,324
202,759	Indymac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.535%, 7/25/2035(b)	123,477
73,729	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 4.730%, 4/25/2035(b)	53,473
120,917	Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 1A1, 5.433%, 2/25/2036(b)	77,513
233,196	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.735%, 1/25/2036(b)	133,262
246,418	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 9/25/2037	193,437
99,579	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.355%, 7/25/2037(b)(c)	39,554
206,387	Luminent Mortgage Pass Through Trust, Series 2006-6, Class A1, 0.435%, 10/25/2046(b)	125,136
101,063	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.612%, 3/25/2035(b)	84,205
295,519	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.395%, 1/25/2047(b)	159,986
354,302	Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 0.415%, 11/25/2036(b)	167,427
230,526	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	145,232
135,494	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, 2.531%, 6/25/2034(b)	117,223
203,126	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.850%, 9/25/2046(b)	144,528

	Collateralized Mortgage Obligations – continued
$256,297	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.202%, 8/25/2046(b)	$115,736
295,343	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.475%, 1/25/2047(b)	108,342
23,535	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2, 2.726%, 3/25/2035(b)	20,888
79,882	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.739%, 4/25/2035(b)	73,845

		2,649,071

	Commercial Mortgage-Backed Securities – 0.4%
194,752	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.867%, 6/19/2035(b)	164,500
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867%, 12/10/2049	20,145
90,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.790%, 8/10/2045(b)	65,487

		250,132

	Construction Machinery – 0.5%
200,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 2/01/2021	173,000
140,000	Terex Corp., 8.000%, 11/15/2017	123,900

		296,900

	Consumer Products – 0.2%
120,000	Visant Corp., 10.000%, 10/01/2017	111,000

	Diversified Manufacturing – 0.4%
249,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	234,060

	Electric – 4.7%
20,000	AES Corp. (The), 8.000%, 10/15/2017	20,100
325,000	AES Corp. (The), 8.000%, 6/01/2020	325,000
49,300	CE Generation LLC, 7.416%, 12/15/2018	52,070
300,000	Dubai Electricity & Water Authority, 7.375%, 10/21/2020, 144A	289,500
525,000	Edison Mission Energy, 7.625%, 5/15/2027	288,750
460,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(d)(e)	165,600
264,000	NSG Holdings LLC, 7.750%, 12/15/2025, 144A	256,080
345,000	RRI Energy, Inc., 7.875%, 6/15/2017	317,400

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$160,000	TXU Corp., Series P, 5.550%, 11/15/2014	$98,400
1,415,000	TXU Corp., Series Q, 6.500%, 11/15/2024	537,700
515,000	TXU Corp., Series R, 6.550%, 11/15/2034	190,550
365,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(d)	354,068

		2,895,218

	Food & Beverage – 0.6%
50,000	ARAMARK Holdings Corp., 8.625%, 5/01/2016, 144A(f)	49,250
110,000	Dean Foods Co., 7.000%, 6/01/2016	103,675
185,000	Del Monte Foods Co., 7.625%, 2/15/2019, 144A	156,325
110,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	82,500

		391,750

	Gaming – 1.5%
895,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	532,525
290,000	MGM Resorts International, 7.500%, 6/01/2016	251,575
145,000	MGM Resorts International, 7.625%, 1/15/2017	124,337

		908,437

	Government Owned – No Guarantee – 0.9%
600,000	DP World Ltd., 6.850%, 7/02/2037, 144A	546,000

	Healthcare – 5.6%
630,000	CDRT Merger Sub, Inc., 8.125%, 6/01/2019, 144A	582,750
5,000	HCA Holdings, Inc., 7.750%, 5/15/2021, 144A	4,687
241,000	HCA, Inc., 6.500%, 2/15/2016	230,155
430,000	HCA, Inc., 7.050%, 12/01/2027	359,050
30,000	HCA, Inc., 7.500%, 12/15/2023	27,000
1,240,000	HCA, Inc., 7.500%, 11/06/2033	1,057,100
260,000	HCA, Inc., 7.690%, 6/15/2025	234,000
40,000	HCA, Inc., 8.360%, 4/15/2024	38,300
200,000	HCA, Inc., MTN, 7.580%, 9/15/2025	179,000
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	17,300
975,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	741,000

		3,470,342

	Home Construction – 2.0%
$290,000	KB Home, 7.250%, 6/15/2018	$227,650
215,000	Lennar Corp., 6.950%, 6/01/2018	191,350
720,000	Pulte Group, Inc., 6.000%, 2/15/2035	482,400
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	326,650

		1,228,050

	Hybrid ARMs – 0.1%
167,943	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 3.030%, 4/25/2035(b)	74,275

	Independent Energy – 0.4%
260,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	279,081

	Industrial Other – 0.5%
305,000	Chart Industries, Inc., 9.125%, 10/15/2015	315,492

	Life Insurance – 0.5%
370,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	326,525

	Lodging – 0.6%
42,000	Felcor Lodging LP, 10.000%, 10/01/2014	43,680
315,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	318,937

		362,617

	Media Cable – 1.1%
640,000	CSC Holdings LLC, 7.625%, 7/15/2018	668,800

	Media Non-Cable – 0.8%
395,000	Intelsat S.A., 11.250%, 2/04/2017	342,662
185,000	RR Donnelley & Sons Co., 7.250%, 5/15/2018	167,194

		509,856

	Metals & Mining – 1.8%
70,000	ArcelorMittal, 6.750%, 3/01/2041	60,494
340,000	ArcelorMittal, 7.000%, 10/15/2039	303,237
80,000	United States Steel Corp., 6.050%, 6/01/2017	72,800
275,000	United States Steel Corp., 6.650%, 6/01/2037	211,750
600,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	462,000

		1,110,281

	Non-Captive Consumer – 4.2%
325,000	Residential Capital LLC, 9.625%, 5/15/2015	251,875
65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	57,124

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$850,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	$676,851
306,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	318,291
200,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	184,000
40,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	29,200
180,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	153,900
500,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	356,250
800,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	576,000

		2,603,491

	Non-Captive Diversified – 2.1%
60,000	Ally Financial, Inc., 7.500%, 9/15/2020	54,300
331,000	Ally Financial, Inc., 8.000%, 11/01/2031	290,453
95,000	Ally Financial, Inc., 8.300%, 2/12/2015	93,931
510,000	CIT Group, Inc., 7.000%, 5/01/2017	494,700
120,000	International Lease Finance Corp., 8.250%, 12/15/2020	117,600
75,000	iStar Financial, Inc., 5.850%, 3/15/2017	57,750
190,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	164,825

		1,273,559

	Oil Field Services – 2.5%
680,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	646,000
550,000	OGX Petroleo e Gas Participacoes S.A., 8.500%, 6/01/2018, 144A	492,250
130,000	Parker Drilling Co., 9.125%, 4/01/2018	131,300
235,000	Pioneer Drilling Co., 9.875%, 3/15/2018	245,575

		1,515,125

	Packaging – 0.6%
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.875%, 8/15/2019, 144A	96,500
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021, 144A	79,000
95,000	Sealed Air Corp., 8.125%, 9/15/2019, 144A	95,950

	Packaging – continued
$75,000	Sealed Air Corp., 8.375%, 9/15/2021, 144A	$75,750

		347,200

	Paper – 1.2%
190,000	Westvaco Corp., 7.950%, 2/15/2031	214,411
455,000	Westvaco Corp., 8.200%, 1/15/2030	515,837

		730,248

	Pharmaceuticals – 1.8%
35,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	32,244
470,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	407,137
150,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	135,750
175,000	Valeant Pharmaceuticals International, 7.000%, 10/01/2020, 144A	154,875
455,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	399,263

		1,129,269

	Refining – 1.4%
15,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019, 144A	13,800
310,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019, 144A	288,300
500,000	Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	435,000
150,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	121,500

		858,600

	REITs – Shopping Centers – 0.3%
190,000	Developers Diversified Realty Corp., 7.875%, 9/01/2020	201,274

	Retailers – 3.5%
155,000	Dillard’s, Inc., 6.625%, 1/15/2018	151,900
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	427,200
175,000	Dillard’s, Inc., 7.130%, 8/01/2018	175,000
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	73,875
280,000	Foot Locker, Inc., 8.500%, 1/15/2022	284,200
180,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	181,364
985,000	Toys R Us, Inc., 7.375%, 10/15/2018	837,250

		2,130,789

	Supermarkets – 1.1%
70,000	American Stores Co., 8.000%, 6/01/2026	59,500
220,000	New Albertson’s, Inc., 7.750%, 6/15/2026	180,400

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – continued
$605,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	$420,475

		660,375

	Technology – 6.9%
190,000	Advanced Micro Devices, Inc., 8.125%, 12/15/2017	190,000
3,020,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,506,600
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	240,700
145,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	141,375
665,000	First Data Corp., 8.250%, 1/15/2021, 144A	525,350
655,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(g)	674,650

		4,278,675

	Textile – 0.5%
425,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	299,625

	Transportation Services – 0.8%
185,000	APL Ltd., 8.000%, 1/15/2024(d)	118,400
20,995	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	19,316
347,188	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)(k)	263,863
155,000	Overseas Shipholding Group, 7.500%, 2/15/2024	103,463

		505,042

	Wireless – 2.1%
520,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	487,500
170,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	161,075
65,000	NII Capital Corp., 7.625%, 4/01/2021	64,512
766,000	Sprint Capital Corp., 6.875%, 11/15/2028	572,585

		1,285,672

	Wirelines – 8.4%
765,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	627,300
300,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	189,000
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	166,100
205,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	181,938
200,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	183,000

	Wirelines – continued
$15,000	Frontier Communications Corp., 7.000%, 11/01/2025	$12,900
80,000	Frontier Communications Corp., 7.125%, 3/15/2019	76,200
325,000	Frontier Communications Corp., 7.450%, 7/01/2035	256,750
805,000	Frontier Communications Corp., 7.875%, 1/15/2027	696,325
790,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	727,787
539,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	532,263
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	415,200
315,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	326,025
190,000	Qwest Corp., 6.875%, 9/15/2033	179,550
10,000	Qwest Corp., 7.250%, 9/15/2025	9,650
375,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	342,801
290,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	276,500

		5,199,289

	Total Non-Convertible Bonds
	(Identified Cost $49,704,060)	45,889,900

Convertible Bonds – 12.8%
	Automotive – 1.9%
75,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	51,094
765,000	Ford Motor Co., 4.250%, 11/15/2016	993,544
115,000	Navistar International Corp., 3.000%, 10/15/2014	114,137

		1,158,775

	Diversified Manufacturing – 1.2%
515,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	463,500
330,000	Trinity Industries, Inc., 3.875%, 6/01/2036	296,587

		760,087

	Electric – 0.8%
330,000	CMS Energy Corp., 5.500%, 6/15/2029	480,975

	Healthcare – 1.1%
450,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037 (h)	421,312
50,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2016), 12/15/2037 (h)	51,688
165,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	167,063

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$55,000	Omnicare, Inc., 3.750%, 12/15/2025	$61,531

		701,594

	Home Construction – 0.1%
30,000	Lennar Corp., 2.000%, 12/01/2020, 144A	28,125
15,000	Lennar Corp., 2.750%, 12/15/2020, 144A	13,969

		42,094

	Independent Energy – 0.5%
190,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	161,262
135,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	128,588

		289,850

	Media Non-Cable – 0.1%
149,832	Liberty Media LLC, 3.500%, 1/15/2031	80,909

	Metals & Mining – 0.6%
250,000	Peabody Energy Corp., 4.750%, 12/15/2066	258,750
95,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	97,731

		356,481

	Pharmaceuticals – 0.5%
325,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	336,375

	Technology – 3.9%
5,000	Ciena Corp., 0.250%, 5/01/2013	4,769
635,000	Ciena Corp., 0.875%, 6/15/2017	463,550
335,000	Ciena Corp., 3.750%, 10/15/2018, 144A	296,894
30,000	Ciena Corp., 4.000%, 3/15/2015, 144A	28,763
435,000	Intel Corp., 2.950%, 12/15/2035	440,981
440,000	Intel Corp., 3.250%, 8/01/2039	517,550
210,000	Micron Technology, Inc., 1.875%, 6/01/2014	196,087
470,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	359,550
60,000	SanDisk Corp., 1.500%, 8/15/2017	62,625

		2,370,769

	Textile – 0.1%
50,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	46,625

	Wireless – 0.0%
$40,000	Clearwire Communications LLC/Clearwire Finance, Inc., 8.250%, 12/01/2040, 144A	$19,300

	Wirelines – 2.0%
1,014,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(d)	1,211,730

	Total Convertible Bonds
	(Identified Cost $7,324,468)	7,855,564

	Total Bonds and Notes
	(Identified Cost $57,028,528)	53,745,464

Senior Loans – 0.2%
	Media Non-Cable – 0.2%
181,970	Tribune Company, Term Loan X, 5.000%, 6/04/2009(b)(g)(i)	94,284

	Wireless – 0.0%
30,539	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(b)(f)	30,415

	Total Senior Loans
	(Identified Cost $234,962)	124,699

Shares

Preferred Stocks – 4.5%

Convertible Preferred Stocks – 3.4%

	Automotive – 1.8%
25,250	General Motors Co., Series B, 4.750%	885,770
6,380	Goodyear Tire & Rubber Co. (The), 5.875%	248,501

		1,134,271

	Banking – 0.0%
100	Sovereign Capital Trust IV, 4.375%	4,825

	Consumer Products – 0.4%
5,724	Newell Financial Trust I, 5.250%	240,408

	Electric – 0.6%
7,975	AES Trust III, 6.750%	388,542

	Pipelines – 0.6%
8,050	El Paso Energy Capital Trust I, 4.750%	359,996

	Total Convertible Preferred Stocks
	(Identified Cost $2,486,182)	2,128,042

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Preferred Stock – continued

Non-Convertible Preferred Stocks – 1.1%

	Non-Captive Diversified – 1.1%
11,350	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	$198,058
803	Ally Financial, Inc., Series G, 7.000%, 144A	481,800

	Total Non-Convertible Preferred Stocks
	(Identified Cost $722,540)	679,858

	Total Preferred Stocks
	(Identified Cost $3,208,722)	2,807,900

Common Stocks – 1.2%

	Diversified Telecommunication Services – 0.6%
940	FairPoint Communications, Inc.(e)	4,042
1,017	Hawaiian Telcom Holdco, Inc.(e)	14,177
16,842	Telefonica S.A., Sponsored ADR	322,019

		340,238

	Household Durables – 0.2%
23,775	KB Home	139,321

	Media – 0.0%
321	Dex One Corp.(e)	180

	Oil, Gas & Consumable Fuels – 0.4%
9,278	Chesapeake Energy Corp.	237,053

	Total Common Stocks
	(Identified Cost $964,906)	716,792

Warrants – 0.0%
1,603	FairPoint Communications, Inc., Expiration on 1/24/2018(d)(e)(j)
	(Identified Cost $0)	—

Principal Amount

Short-Term Investments – 5.6%
$3,468,225	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $3,468,225 on 10/03/2011 collateralized by $3,535,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $3,539,450 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $3,468,225)	3,468,225

	Total Investments – 98.7%
	(Identified Cost $64,905,343)(a)	60,863,080
	Other assets less liabilities—1.3%	781,968

	Net Assets – 100.0%	$61,645,048

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $65,216,504 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,395,282
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,748,706)

	Net unrealized depreciation	$(4,353,424)

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	The issuer has made partial payment with respect to interest and/or principal. Income is not being accrued.
(d)	Illiquid security. At September 30, 2011, the value of these securities amounted to $1,849,798 or 3.0% of net assets.
(e)	Non-income producing security.
(f)	All or a portion of interest payment is paid-in-kind.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Issuer has filed for bankruptcy.
(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2011, the value of this security amounted to $0.
(k)	Maturity has been extended under the terms of a plan of reorganization.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $11,995,612 or 19.5% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Opportunities Fund – continued

Industry Summary at September 30, 2011 (Unaudited)

Technology	10.8%
Wirelines	10.4
Healthcare	6.7
Electric	6.1
Automotive	5.3
Collateralized Mortgage Obligations	4.3
Non-Captive Consumer	4.2
Retailers	3.5
Non-Captive Diversified	3.2
Airlines	2.6
Oil Field Services	2.5
Metals & Mining	2.4
Pharmaceuticals	2.3
Wireless	2.1
Home Construction	2.1
Other Investments, less than 2% each	24.6
Short-Term Investments	5.6

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 119.6% of Net Assets

	ABS Car Loan – 15.0%
$5,290,000	Ally Auto Receivables Trust, Series 2010-4, Class A3, 0.910%, 11/17/2014	$5,304,588
7,250,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	7,362,339
2,900,000	AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A3, 1.270%, 4/08/2015	2,908,896
2,455,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	2,465,982
1,411,117	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.679%, 8/15/2018, 144A(b)	1,419,001
2,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A, 9.310%, 10/20/2013, 144A	2,972,775
4,235,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	4,541,313
466,481	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	471,729
1,097,017	CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.740%, 4/15/2014	1,103,826
627,338	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	662,396
8,170,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	8,306,528
9,000,000	FUEL Trust, Series 2011-1, 4.207%, 10/15/2022, 144A	8,966,520
4,790,000	Harley-Davidson Motorcycle Trust, Series 2010-1, Class A3, 1.160%, 2/15/2015	4,809,910
2,740,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	2,840,451
3,190,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,454,127
2,440,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B2, 5.930%, 3/25/2016, 144A	2,706,202
5,600,000	Hyundai Auto Receivables Trust, Series 2011-B, Class A4, 1.650%, 2/15/2017	5,703,077
1,305,000	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	1,342,756
9,590,000	Nissan Auto Lease Trust, Series 2010-B, Class A3, 1.120%, 12/15/2013	9,631,819
5,350,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class A3, 1.280%, 1/15/2015	5,356,300

	ABS Car Loan – continued
$7,718,260	Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.100%, 5/15/2017, 144A	$7,686,616
2,882,757	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	2,880,451
9,940,000	Volkswagen Auto Lease Trust, Series 2010-A, Class A3, 0.990%, 11/20/2013	9,966,461

		102,864,063

	ABS Credit Card – 6.1%
2,670,000	Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 0.269%, 7/15/2020(b)	2,585,315
4,215,000	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 9/20/2019	5,035,116
11,410,000	Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.979%, 8/15/2018, 144A(b)	11,938,093
1,335,000	GE Capital Credit Card Master Note Trust, Series 2007-2, Class B, 0.409%, 3/15/2015(b)	1,331,219
2,815,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	3,124,579
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,602,985
1,520,000	World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 0.359%, 2/15/2017, 144A(b)	1,505,374
9,695,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	10,440,501

		41,563,182

	ABS Home Equity – 0.4%
548,699	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	516,518
1,465,270	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	1,006,214
2,043,456	Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.385%, 7/25/2036(b)	1,244,503

		2,767,235

	ABS Other – 3.6%
6,085,728	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	6,136,508
3,180,000	GE Dealer Floorplan Master Note Trust, Series 2011-1, Class A, 0.831%, 7/20/2016(b)	3,179,981
1,024,016	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	1,058,978

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$3,125,850	Premium Yield Facility, Series 2010-A, 6.080%, 2/20/2026, 144A(c)	$3,125,850
1,329,611	Sierra Receivables Funding Co., Series 2007-1A, Class A2, 0.381%, 3/20/2019, 144A(b)	1,270,661
258,386	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	259,507
974,949	Sierra Receivables Funding Co., Series 2010-1A, Class A1, 4.480%, 7/20/2026, 144A	1,007,582
1,689,073	Sierra Receivables Funding Co., Series 2010-2A, Class A, 3.840%, 11/20/2025, 144A	1,730,475
1,719,577	Sierra Receivables Funding Co., Series 2010-3A, Class A, 3.510%, 11/20/2025, 144A	1,740,487
5,294,682	Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 2.729%, 7/15/2041, 144A(b)	5,294,640

		24,804,669

	ABS Student Loan – 2.9%
4,900,000	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 1.261%, 7/01/2024(b)	4,845,049
15,565,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.253%, 7/25/2025(b)	15,398,610

		20,243,659

	Collateralized Mortgage Obligations – 26.9%
991,225	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	540,607
589,509	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.293%, 7/25/2021(b)	427,627
467,930	Countrywide Home Loans, Series 2004-HYB5, Class 6A2, 2.666%, 4/20/2035(b)	143,435
764,178	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(d)(e)	134,229
6,500,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019(d)	7,295,099
2,797,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(d)	3,310,311
10,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(d)	11,233,546
7,118,435	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.444%, 6/15/2048(b)(d)(e)	7,476,307
5,580,606	Federal National Mortgage Association, REMIC, Series 2003-26, Class OI, 5.500%, 11/25/2032(d)(e)	534,959

	Collateralized Mortgage Obligations – continued
$2,214,611	Federal National Mortgage Association, REMIC, Series 2004-1, Class CK, 5.500%, 11/25/2031(d)	$2,258,748
10,000,000	Federal National Mortgage Association, REMIC, Series 2008-42, Class AY, 5.000%, 5/25/2023(d)	11,334,554
12,697,417	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 5.000%, 8/25/2038(b)(d)	12,917,434
3,332,900	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 5.751%, 3/25/2039(b)(d)	3,560,474
665,483	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/01/2033(d)(e)	160,962
910,231	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 8/01/2033(d)(e)	130,181
4,109,534	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 8/01/2033(d)(e)	628,435
10,117,836	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/01/2035(d)(e)	1,487,057
4,047,396	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/01/2035(d)(e)	588,341
3,688,819	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/01/2036(d)(e)	618,070
7,179,255	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/01/2036(d)(e)	1,121,102
2,576,636	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/01/2036(d)(e)	388,585
3,183,689	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/01/2036(d)(e)	469,405
3,733,968	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/01/2037(d)(e)	544,865
3,202,618	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(d)(e)	499,491
1,448,874	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(d)(e)	242,545
2,657,039	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(d)(e)	380,759
691,898	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/01/2038(d)(e)	101,647
5,222,891	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(d)(e)	497,826
12,859,706	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(d)(e)	1,745,452

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$4,416,340	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(d)(e)	$698,208
2,845,997	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(d)(e)	473,088
2,417,421	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(d)(e)	310,615
11,745,000	FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2, 4.186%, 12/25/2020(d)	12,993,791
9,616,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(d)	10,507,040
16,860,000	FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.154%, 2/25/2018(d)	17,654,106
2,670,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	2,679,612
26,600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KAIV, Class A2, 3.989%, 6/25/2046(d)	29,229,591
3,787,879	First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 2.333%, 6/25/2036(b)	1,888,099
657,889	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.497%, 7/25/2035(b)	568,102
3,670,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	3,846,117
5,690,960	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.674%, 10/07/2020(b)	5,699,837
19,094,183	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.784%, 12/08/2020(b)	19,210,467
382,323	Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	331,420
1,586,886	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	1,400,668
82,707	Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	72,201
8,044,598	Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.766%, 11/25/2036(b)	5,864,029

	Collateralized Mortgage Obligations – continued
$508,632	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.691%, 10/25/2035(b)	$465,888

		184,664,932

	Commercial Mortgage-Backed Securities – 29.5%
189,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.194%, 9/10/2047(b)	207,859
350,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.731%, 5/10/2045(b)	383,560
220,123	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	219,934
6,017,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	6,284,269
67,208	Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A2, 4.556%, 2/13/2042	67,129
3,520,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	3,631,225
1,200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.715%, 6/11/2040(b)	1,279,864
7,500,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	8,159,257
8,870,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	9,143,205
250,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.750%, 6/10/2046(b)	272,683
4,860,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.817%, 6/15/2038(b)	5,189,766
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,560,464
6,778,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.714%, 6/15/2039(b)	7,058,501
5,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.795%, 9/15/2039(b)	5,286,550
11,163,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	11,893,228
1,508,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.207%, 2/15/2041(b)	1,583,652
6,600,000	Extended Stay America Trust, Series 2010-ESHA, Class B, 4.221%, 11/05/2027, 144A	6,344,125

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$8,745,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	$9,067,734
13,700,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	14,221,874
125,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	132,863
741,326	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.475%, 7/10/2039	740,771
1,815,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	1,926,185
275,547	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	278,954
6,730,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	7,143,700
7,500,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	7,925,700
12,500,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 8/10/2045(b)	12,986,437
7,980,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	8,505,682
3,200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,323,504
2,580,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.739%, 2/12/2049(b)	2,734,245
7,585,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	7,864,348
165,252	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	166,133
2,440,000	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039	2,666,198
7,500,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038	7,921,898
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.427%, 2/12/2039(b)	1,093,640
250,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.902%, 6/12/2046(b)	276,656

	Commercial Mortgage-Backed Securities – continued
$1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046	$1,073,206
4,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	4,761,904
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	7,719,973
1,330,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	1,432,214
252,540	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.746%, 8/12/2041(b)	253,367
9,130,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	9,464,898
7,381,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.884%, 6/11/2049(b)	7,825,211
23,878	Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041	23,883
7,600,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	8,179,470

		202,275,919

	Hybrid ARMs – 7.3%
2,364,414	FHLMC, 2.495%, 4/01/2035(b)(d)	2,494,410
207,703	FHLMC, 2.549%, 1/01/2035(b)(d)	218,305
4,244,053	FHLMC, 3.364%, 11/01/2036(b)(d)	4,496,348
1,056,838	FHLMC, 5.071%, 1/01/2036(b)(d)	1,131,135
2,786,678	FHLMC, 5.921%, 2/01/2037(b)(d)	2,968,877
1,999,030	FHLMC, 6.017%, 11/01/2036(b)(d)	2,157,728
2,568,042	FNMA, 2.373%, 9/01/2034(b)(d)	2,695,408
1,190,671	FNMA, 3.343%, 9/01/2036(b)(d)	1,255,363
9,013,828	FNMA, 5.149%, 8/01/2038(b)(d)	9,645,786
1,288,667	FNMA, 5.307%, 10/01/2035(b)(d)	1,390,723
18,558,579	FNMA, 5.787%, 9/01/2037(b)	20,032,667
1,449,598	FNMA, 5.932%, 2/01/2037(b)(d)	1,548,999

		50,035,749

	Mortgage Related – 27.9%
9,444,605	FHLMC, 5.000%, with various maturities from 2022 to 2036(d)(f)	10,182,810
20,144,794	FHLMC, 5.500%, with various maturities from 2034 to 2040(d)(f)	21,872,466

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$5,734,754	FHLMC, 6.000%, with various maturities from 2036 to 2037(d)(f)	$6,361,628
26,700,000	FHLMC (TBA), 4.500%, 10/01/2041(g)	28,239,421
33,000,000	FHLMC (TBA), 5.000%, 10/01/2041(g)	35,382,187
34,000,000	FHLMC (TBA), 5.500%, 10/01/2041(g)	36,767,811
20,000,000	FHLMC (TBA), 6.000%, 10/01/2041(g)	21,909,376
352,895	FNMA, 4.500%, 10/01/2035(d)	376,182
9,481,652	FNMA, 5.500%, with various maturities from 2034 to 2038(d)(f)	10,421,069
4,843,875	FNMA, 6.000%, with various maturities from 2034 to 2037(d)(f)	5,380,711
17,440	FNMA, 7.000%, 12/01/2037(d)	20,029
12,500,000	FNMA (TBA), 3.000%, 11/01/2026(g)	12,828,124
1,295,000	FNMA (TBA), 6.000%, 10/01/2041(g)	1,420,453
49,462	GNMA, 6.000%, 6/15/2036(d)	55,267

		191,217,534

	Total Bonds and Notes
	(Identified Cost $798,503,534)	820,436,942

Short-Term Investments – 0.6%
3,504,819	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $3,504,819 on 10/03/2011 collateralized by $3,575,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $3,579,500 including accrued interest (Note 2 of Notes of Financial Statements)	3,504,819
500,000	U.S. Treasury Bill, 0.011%, 12/01/2011(h)(i)	499,990

	Total Short-Term Investments
	(Identified Cost $4,004,810)	4,004,809

	Total Investments – 120.2%
	(Identified Cost $802,508,344)(a)	824,441,751
	Other assets less liabilities—(20.2)%	(138,749,585)

	Net Assets – 100.0%	$685,692,166

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $802,517,585 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$31,829,526
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,905,360)

	Net unrealized appreciation	$21,924,166

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	Illiquid security. At September 30, 2011, the value of these securities amounted to $3,125,850 or 0.5% of net assets.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	All or a portion of this security has been pledged as initial margin for open futures contracts.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $90,973,239 or 13.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Securitized Asset Fund – continued

At September 30, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/30/2011	151	$18,495,141	$(49,823)
10 Year U.S. Treasury Note	12/20/2011	98	12,749,188	(144,117)

Total				$(193,940)

Industry Summary at September 30, 2011 (Unaudited)

Commercial Mortgage-Backed Securities	29.5%
Mortgage Related	27.9
Collateralized Mortgage Obligations	26.9
ABS Car Loan	15.0
Hybrid ARMs	7.3
ABS Credit Card	6.1
ABS Other	3.6
ABS Student Loan	2.9
ABS Home Equity	0.4
Short-Term Investments	0.6

Total Investments	120.2
Other assets less liabilities (including open futures contracts)	(20.2)

Net Assets	100.0%

See accompanying notes to financial statements.

22  |

Statements of Assets and Liabilities

September 30, 2011

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$64,905,343	$802,508,344
Net unrealized appreciation (depreciation)	(4,042,263)	21,933,407

Investments at value	60,863,080	824,441,751
Receivable for Fund shares sold	36,628	550,764
Receivable for securities sold	76,214	15,116,719
Receivable for delayed delivery securities sold (Note 2)	—	13,285,706
Dividends and interest receivable	1,046,177	3,143,057

TOTAL ASSETS	62,022,099	856,537,997

LIABILITIES
Payable for securities purchased	370,537	20,111,905
Payable for delayed delivery securities purchased (Note 2)	—	150,409,856
Payable for Fund shares redeemed	6,514	316,893
Payable for variation margin on futures contracts	—	7,177

TOTAL LIABILITIES	377,051	170,845,831

NET ASSETS	$61,645,048	$685,692,166

NET ASSETS CONSIST OF:
Paid-in capital	$70,147,255	$648,437,645
Undistributed net investment income	242,566	3,041,906
Accumulated net realized gain (loss) on investments and futures contracts	(4,702,510)	12,473,148
Net unrealized appreciation (depreciation) on investments and futures contracts	(4,042,263)	21,739,467

NET ASSETS	$61,645,048	$685,692,166

NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$61,645,048	$685,692,166

Shares of beneficial interest	6,583,147	61,596,679

Net asset value, offering and redemption price per share	$9.36	$11.13

See accompanying notes to financial statements.

23  |

Statements of Operations

For the Year Ended September 30, 2011

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$4,704,477	$25,215,950
Dividends	185,281	—

Investment income	4,889,758	25,215,950

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	1,655,365	18,833,013
Futures contracts	—	(1,447,247)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,986,457)	(5,060,042)
Futures contracts	—	(193,940)

Net realized and unrealized gain (loss) on investments and futures contracts	(3,331,092)	12,131,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,558,666	$37,347,734

See accompanying notes to financial statements.

|  24

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$4,889,758	$5,589,114	$25,215,950	$18,710,575
Net realized gain on investments and futures contracts	1,655,365	1,485,070	17,385,766	3,355,685
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,986,457)	5,014,237	(5,253,982)	39,981,038

Net increase in net assets resulting from operations	1,558,666	12,088,421	37,347,734	62,047,298

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(5,126,665)	(5,690,124)	(28,192,737)	(20,474,786)
Net realized capital gains
Institutional Class	—	—	—	(4,702,129)

Total distributions	(5,126,665)	(5,690,124)	(28,192,737)	(25,176,915)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(346,709)	(12,548,060)	23,238,233	325,960,515

Net increase (decrease) in net assets	(3,914,708)	(6,149,763)	32,393,230	362,830,898
NET ASSETS
Beginning of the year	65,559,756	71,709,519	653,298,936	290,468,038

End of the year	$61,645,048	$65,559,756	$685,692,166	$653,298,936

UNDISTRIBUTED NET INVESTMENT INCOME	$242,566	$501,262	$3,041,906	$2,721,800

See accompanying notes to financial statements.

25  |

THIS PAGE INTENTIONALLY LEFT BLANK

|  26

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
HIGH INCOME OPPORTUNITIES FUND

Institutional Class
9/30/2011	$9.92	$0.74	$(0.52)	$0.22	$(0.78)	$—	$(0.78)
9/30/2010	9.07	0.78	0.86	1.64	(0.79)	—	(0.79)
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)	(0.82)
9/30/2008	10.42	0.82	(2.09)	(1.27)	(0.82)	(0.07)	(0.89)
9/30/2007	10.39	0.77	0.01 (f)	0.78	(0.75)	(0.00)	(0.75)

SECURITIZED ASSET FUND

Institutional Class
9/30/2011	$10.99	$0.41	$0.19	$0.60	$(0.46)	$—	$(0.46)
9/30/2010	10.16	0.41	1.08	1.49	(0.49)	(0.17)	(0.66)
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)	(0.60)
9/30/2008	10.07	0.55	(0.45)	0.10	(0.57)	—	(0.57)
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)	(0.51)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Periods less than one year, if applicable, are not annualized.
(d)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

27  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)	Net assets, end of the period (000’s)	Net expenses (%) (d)	Gross expenses (%) (d)	Net investment income (%) (e)	Portfolio turnover rate (%)

$9.36	1.81	$61,645	—	—	7.22	33
9.92	18.88	65,560	—	—	8.21	26
9.07	23.06	71,710	—	—	10.86	34
8.26	(13.24)	64,950	—	—	8.47	24
10.42	7.68	84,073	—	—	7.35	29

$11.13	5.59	$685,692	—	—	3.72	253
10.99	15.24	653,299	—	—	3.89	251
10.16	12.97	290,468	—	—	5.42	390
9.60	0.92	382,054	—	—	5.55	430
10.07	4.58	347,153	—	—	5.43	73

See accompanying notes to financial statements.

|  28

Notes to Financial Statements

September 30, 2011

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

29  |

Notes To Financial Statements – continued

September 30, 2011

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statements of Assets and Liabilities, where applicable. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

There were no forward foreign currency contracts held by the Fund during the year ended September 30, 2011.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract, certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing

|  30

Notes To Financial Statements – continued

September 30, 2011

treatments for book and tax purposes of items such as premium amortization, defaulted bonds, return of capital dividend received and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization, securities lending collateral gain/loss adjustments, contingent payment debt instruments, futures contracts mark to market and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 were as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$5,126,665	$—	$5,126,665	$5,690,124	$—	$5,690,124
Securitized Asset Fund	28,192,737	—	28,192,737	25,176,915	—	25,176,915

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$634,544	$12,140,022
Undistributed long-term capital gains	—	3,190,332

Total undistributed earnings	634,544	15,330,354
Capital loss carryforward:
Expires September 30, 2018	(4,658,255)	—
Deferred net capital losses (post-October 2010)	—	—
Unrealized appreciation (depreciation)	(4,353,424)	21,924,166

Total accumulated earnings (losses)	$(8,377,135)	$37,254,520

Capital loss carryforward utilized in the current year	$1,352,672	$1,367,506

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

h.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

31  |

Notes To Financial Statements – continued

September 30, 2011

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2011, neither Fund had loaned securities under this agreement.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$53,745,464	$—	$53,745,464
Senior Loans(a)	—	124,699	—	124,699
Preferred Stocks
Convertible Preferred Stocks
Automotive	1,134,271	—	—	1,134,271
Banking	—	4,825	—	4,825
Consumer Products	—	240,408	—	240,408
Electric	388,542	—	—	388,542
Pipelines	359,996	—	—	359,996

Total Convertible Preferred Stocks	1,882,809	245,233	—	2,128,042

Non-Convertible Preferred Stocks(a)	198,058	—	481,800	679,858

Total Preferred Stocks	2,080,867	245,233	481,800	2,807,900

Common Stocks(a)	716,792	—	—	716,792
Warrants(b)	—	—	—	—
Short-Term Investments	—	3,468,225	—	3,468,225

Total	$2,797,659	$57,583,621	$481,800	$60,863,080

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 3 inputs.

|  32

Notes To Financial Statements – continued

September 30, 2011

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Other	$—	$21,678,819	$3,125,850	$24,804,669
All Other Bonds and Notes(a)	—	795,632,273	—	795,632,273

Total Bonds and Notes	—	817,311,092	3,125,850	820,436,942

Short-Term Investments	—	4,004,809	—	4,004,809

Total	$—	$821,315,901	$3,125,850	$824,441,751

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts Sold (unrealized depreciation)	$(193,940)	$—	$—	$(193,940)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2011:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	$—	$—	$—	$(238,717)	$335,250	$—	$385,267	$—	$481,800	$(238,717)

A preferred stock valued at $385,267 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
ABS Home Equity	$345,569	$—	$—	$—	$—	$—	$—	(345,569)	$—	$—
ABS Other	4,588,503	—	—	—	—	(1,462,653)	—	—	3,125,850	—

Total	$4,934,072	$—	$—	$—	$—	$(1,462,653)	$—	(345,569)	$3,125,850	$—

33  |

Notes To Financial Statements – continued

September 30, 2011

A debt security valued at $345,569 was transferred from Level 3 to level 2 during the period ended September 30, 2011. At September 30, 2010, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service.

All transfers are recognized as of the beginning of the reporting period.

4.   Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Securitized Asset Fund used during the period include futures contracts.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage their duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2011, Securitized Asset Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Interest Rate Contracts
Liabilities
Unrealized depreciation on futures contracts*	$(193,940)

*	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2011 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$(1,447,247)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	(193,940)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures activity, as a percentage of net assets, for Securitized Asset Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2011:

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	1.65%
Highest Notional Amount Outstanding	4.71%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2011	4.56%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.   Purchases and Sales of Securities. For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$21,150,259	$22,991,518
Securitized Asset Fund	1,814,418,365	1,880,745,403	332,428,471	111,011,483

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing

|  34

Notes To Financial Statements – continued

September 30, 2011

and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, neither Fund had borrowings under these agreements.

35  |

Notes To Financial Statements – continued

September 30, 2011

8.  Concentration of Ownership. From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2011, each Fund had shareholder accounts that comprised more than 5% of the Fund’s total outstanding shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record. The number of shareholder accounts owning more than 5% of total outstanding shares of a Fund and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholder Accounts	Percentage of Ownership
High Income Opportunities Fund	4	39.83%
Securitized Asset Fund	1	83.20%

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	911,554	$9,368,420	696,898	$6,634,833
Issued in connection with the reinvestment of distributions	396,670	4,031,669	492,408	4,619,407
Redeemed	(1,336,121)	(13,746,798)	(2,487,653)	(23,802,300)

Increase (decrease) from capital share transactions	(27,897)	$(346,709)	(1,298,347)	$(12,548,060)

	Securitized Asset Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	15,571,776	$171,889,032	43,829,638	$463,734,471
Issued in connection with the reinvestment of distributions	56,303	622,843	50,062	521,565
Redeemed	(13,489,707)	(149,273,642)	(13,015,425)	(138,295,521)

Increase (decrease) from capital share transactions	2,138,372	$23,238,233	30,864,275	$325,960,515

|  36

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of

Loomis Sayles High Income Opportunities Fund and

Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

37  |

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2011, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Opportunities	3.09%

Qualified Dividend Income. For the fiscal year ended September 30, 2011, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities

|  38

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee since 2003 and Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)***	Trustee from 2005 to 2009 and since 2011 and Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee since 2002 and Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee since 2003 and Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 and Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

39  |

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee since 2009 and Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee since 2009 and Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee since 2009 and Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trust; mutual fund industry and executive experience, including roles and president and chief executive officer for an investment advisor

|  40

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee since 2005 and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

Interested Trustees

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis Sayles & Company, L.P.

David L. Giunta[2] (1965)***	Trustee since 2011 Executive Vice President	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

41  |

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
***	Messrs. Baker and Giunta were appointed as trustees effective January 1, 2011.
[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

|  42

Loomis Sayles Bond Fund

ANNUAL REPORT

SEPTEMBER 30, 2011

LOOMIS SAYLES BOND FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSBDX
Retail Class	LSBRX
Admin Class	LBFAX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

The Fund will invest primarily in fixed-income securities, including investing primarily in investment-grade fixed-income securities, although it may also invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

Fund Inception Date:

May 16, 1991

Class Inception Date:

Institutional Class:

May 16, 1991

Retail Class:

December 31, 1996

Admin Class:

January 2, 1998

Net Assets:

$19,067.4 million

Market Conditions

Fixed-income markets rallied through the start of 2011, fueled by the Federal Reserve Board’s (the Fed) large-scale asset purchase program, its second effort at quantitative easing. Riskier assets were the primary beneficiaries of the program, and high-yield bonds and equity-sensitive convertible bonds posted strong returns at the start of the year. The rally stalled in the summer months, after a series of setbacks: Standard & Poor’s downgraded U.S. government debt, the European sovereign debt situation worsened and economic data suggested a possible slowdown in global growth. Investors shunned risk during the third quarter of 2011, and a sudden flight to quality drove down U.S. Treasury yields to historical lows.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Bond Fund returned 3.34%. The fund underperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 5.14% for the period.

Explanation of Fund Performance

Strong security selection among investment-grade financials helped boost the fund’s return. A long duration (price sensitivity to interest rate changes) within this allocation helped buoy performance, as yields fell throughout most of the period. (When yields fall, funds with longer durations tend to experience greater price appreciation.) Overall, the fund’s non-U.S.-dollar holdings made positive contributions to performance, primarily due to prudent security selection. In addition, solid returns from individual names within the fund’s high-yield industrials and utilities allocations helped performance. These sectors were able to capture sufficient returns in the first half of the period to overcome the flight to quality that dominated in the second half.

The fund’s allocation to convertible bonds primarily accounted for the underperformance relative to the benchmark. Convertible bonds were among the weaker

1  |

contributors, as they mirrored the volatile swings in the equity markets. Nevertheless, we believe convertibles will continue to play an important role in the fund’s performance despite the sector’s recent instability. While the overall non-U.S.-dollar allocation was strong, certain foreign currency holdings were weak, primarily due to anxiety stemming from the unrest in the Middle East and North Africa, the aftermath of Japan’s historic earthquake and the resurgent European debt crisis. In particular, the euro and Swiss franc foundered, as inaction regarding a solution for Greece’s debt woes stymied the markets, while Mexico’s peso suffered due to its proximity to a weaker-than-expected United States dollar.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the United States and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform, the Dodd-Frank Act and, the Basel III financial regulation) have yet to be implemented, and election posturing in the United States will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

3  |

LOOMIS SAYLES BOND FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 5/16/91)	3.34%	6.59%	10.02%
Retail Class (Inception 12/31/96)	2.97	6.26	9.72
Admin Class (Inception 1/2/98)	2.77	5.99	9.44

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(c)	5.14	6.52	5.74
Lipper BBB-Rated Funds Index(c)	5.36	6.18	5.98

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.64% Retail: 0.94% Admin: 1.21%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.64% Retail: 0.94% Admin: 1.20%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(a)

September 30, 2001 through September 30, 2011(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower, due to higher fees.
(b)	The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 5 for a description of the indices.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the fund’s website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the fund’s website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

5  |

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$978.20	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14

Retail Class
Actual	$1,000.00	$976.00	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

Admin Class
Actual	$1,000.00	$975.20	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

*   Expenses are equal to the Fund’s annualized expense ratio: 0.62%, 0.91% and 1.20% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  6

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Loomis Sayles Bond Fund’s (the “Fund”) advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing

7  |

the Fund’s performance and fee differentials against the Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its peer group. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2011. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund’s respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement. When the Fund had performance that lagged that of a relevant

|  8

peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Fund’s performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for the Fund other than those for which current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser

9  |

profitability was an issue, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps and the overall profit margin of the Adviser compared to other investment managers. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund had breakpoints in its advisory fees and it was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

|  10

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2012.

11  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 83.7% of Net Assets

Non-Convertible Bonds – 75.2%

	ABS Car Loan – 0.1%
$10,423,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.371%, 8/20/2013, 144A(b)	$10,261,950
5,917,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	6,380,541

		16,642,491

	Aerospace & Defense – 0.1%
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	1,447,562
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	13,732,320

		15,179,882

	Airlines – 2.0%
51,400,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	46,843,210
1,586,263	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	1,729,027
141,229	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	143,700
5,274,400	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	5,215,063
2,090,679	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	2,027,959
2,898,403	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,681,023
8,608,574	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	8,221,188
4,228,349	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	4,101,498
2,507,068	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	2,607,351
2,365,219	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	2,436,176
3,384,461	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,282,927
2,741,509	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,810,046
1,482,263	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,452,618
16,763,146	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	16,846,962
26,006,658	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	24,186,192
23,200,156	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	25,056,169

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$28,200,538	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	$29,709,831
2,789,384	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,810,304
4,302,266	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	4,194,709
32,292,294	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	31,807,910
2,825,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	2,909,750
3,487,100	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	3,434,793
24,150,496	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	24,150,496
2,000,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	2,098,048
40,565,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	43,322,852
25,335,086	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	24,592,261
15,255,043	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	16,475,446
27,843,000	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	26,659,672
19,107,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	18,151,650

		379,958,831

	Automotive – 1.8%
385,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	340,725
3,700,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021, 144A	2,849,000
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,838,516
9,800,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	13,162,372
6,550,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	8,950,869
2,590,000	Ford Motor Co., 6.375%, 2/01/2029	2,504,173
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	2,727,887
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,548,308
64,950,000	Ford Motor Co., 6.625%, 10/01/2028	64,459,498
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	2,683,606
122,204,000	Ford Motor Co., 7.450%, 7/16/2031	137,953,651
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,597,096
55,235,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	57,996,750
7,040,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	7,604,805
6,041,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,467,105
9,198,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	9,956,835
3,700,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	3,885,000
6,400,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	6,816,000

		334,342,196

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – 6.8%
$100,540,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	$133,275,723
33,073,000	Associates Corp. of North America, 6.950%, 11/01/2018	36,608,140
35,170,000	BAC Capital Trust VI, 5.625%, 3/08/2035	25,183,971
2,682,000	Bank of America Corp., 5.420%, 3/15/2017	2,330,022
7,290,000	Bank of America Corp., 6.000%, 9/01/2017	7,013,731
1,065,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	950,144
12,823,000	Bank of America NA, 5.300%, 3/15/2017	11,581,208
87,880,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	74,809,636
5,250,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	3,516,843
3,260,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	3,419,323
12,028,000	BNP Paribas Capital Trust VI, (fixed rate to 1/16/2013, variable rate thereafter), 5.868%, 1/29/2049, (EUR)	11,602,448
17,400,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, 10/29/2049, (GBP)	19,395,077
16,550,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, 4/29/2049, (EUR)	14,190,630
8,350,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, 4/29/2049, (EUR)	7,159,623
20,500,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, 4/29/2049, (GBP)	21,114,675
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 6/29/2049, 144A	16,983,000
32,175,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	22,200,750
13,150,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, 7/29/2049, (GBP)	13,841,630
42,420,000	Citigroup, Inc., 5.000%, 9/15/2014	41,603,797
5,900,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	4,231,233
1,445,000	Citigroup, Inc., 5.850%, 12/11/2034	1,395,127
36,155,000	Citigroup, Inc., 5.875%, 2/22/2033	30,242,573
13,210,000	Citigroup, Inc., 6.000%, 10/31/2033	11,574,879
43,650,000	Citigroup, Inc., 6.125%, 5/15/2018	46,819,165
8,805,000	Citigroup, Inc., 6.125%, 8/25/2036	7,448,194
72,120,000	Citigroup, Inc., 6.375%, 8/12/2014	76,354,814
4,900,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	5,068,583
87,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	90,388,650
14,370,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	16,162,298
900,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	817,884
54,175,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	49,556,202
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,036,850
4,680,000	HBOS PLC, 6.000%, 11/01/2033, 144A	3,024,801
1,505,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,283,106

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	$10,246,350
599,419,948,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	63,528,967
327,370,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	35,042,370
266,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	29,063,299
78,515,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	66,720,163
4,825,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	4,335,069
900,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	809,942
12,835,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	9,944,956
14,000,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	11,840,150
100,400,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	49,125,382
4,887,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,831,865
8,660,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	8,663,109
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	3,213,821
1,970,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,910,004
8,040,000	Morgan Stanley, 4.750%, 4/01/2014	7,640,565
24,355,000	Morgan Stanley, 5.500%, 7/24/2020	22,058,738
4,100,000	Morgan Stanley, 5.750%, 1/25/2021	3,772,275
117,500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	112,691,539
9,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	9,005,482
11,700,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	11,607,125
7,795,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	7,558,695
7,500,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	11,011,330
6,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, 12/29/2049, (EUR)	4,421,174

		1,304,227,100

	Brokerage – 0.0%
1,295,000	Jefferies Group, Inc., 6.250%, 1/15/2036	1,174,734
4,860,000	Jefferies Group, Inc., 8.500%, 7/15/2019	5,405,200

		6,579,934

	Building Materials – 0.9%
4,805,000	Masco Corp., 4.800%, 6/15/2015	4,647,170
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,116,509
19,873,000	Masco Corp., 6.125%, 10/03/2016	19,379,812
9,110,000	Masco Corp., 6.500%, 8/15/2032	8,068,508
16,811,000	Masco Corp., 7.125%, 3/15/2020	16,290,481
6,650,000	Masco Corp., 7.750%, 8/01/2029	6,523,251
26,195,000	Owens Corning, Inc., 6.500%, 12/01/2016	28,257,516
51,180,000	Owens Corning, Inc., 7.000%, 12/01/2036	53,028,621
35,870,000	USG Corp., 6.300%, 11/15/2016	26,274,775
17,605,000	USG Corp., 9.750%, 1/15/2018	14,150,019

		179,736,662

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Chemicals – 0.7%
$51,205,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	$64,607,294
21,094,000	Hercules, Inc., 6.500%, 6/30/2029	15,609,560
2,915,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	2,404,875
10,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	10,875,780
31,054,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	23,911,580
2,886,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	2,409,810
11,305,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	8,478,750

		128,297,649

	Collateralized Mortgage Obligations – 0.2%
2,129,070	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.542%, 4/25/2037(b)	1,495,716
4,611,389	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.723%, 4/25/2035(b)	3,852,608
9,653,942	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.600%, 7/25/2047(b)	5,347,908
27,918,681	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.739%, 4/25/2035(b)	25,808,643

		36,504,875

	Construction Machinery – 0.5%
60,172,000	Case New Holland, Inc., 7.750%, 9/01/2013	62,729,310
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	2,305,333
1,902,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,892,490
27,030,000	Toro Co., 6.625%, 5/01/2037(c)	30,891,830

		97,818,963

	Consumer Cyclical Services – 0.4%
1,000,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	875,000
6,175,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	5,032,625
56,765,000	Western Union Co. (The), 6.200%, 11/17/2036	60,133,322
1,575,000	Western Union Co. (The), 6.200%, 6/21/2040	1,673,883

		67,714,830

	Consumer Products – 0.1%
695,000	Acco Brands Corp., 7.625%, 8/15/2015	672,412
7,210,000	Snap-on, Inc., 6.700%, 3/01/2019	8,943,515

		9,615,927

	Distributors – 0.0%
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,152,008
3,805,000	ONEOK, Inc., 6.000%, 6/15/2035	4,091,825

		6,243,833

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Diversified Manufacturing – 0.4%
$8,473,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	$7,964,620
1,435,000	Textron Financial Corp., 5.400%, 4/28/2013	1,472,403
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	571,020
19,900,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	26,710,931
7,145,000	Textron, Inc., 5.600%, 12/01/2017	7,536,310
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	37,323,536

		81,578,820

	Electric – 2.8%
4,875,000	AES Corp. (The), 7.750%, 3/01/2014	4,972,500
12,026,801	AES Ironwood LLC, 8.857%, 11/30/2025	12,297,404
1,372,017	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,406,318
72,717,768	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	78,021,075
3,105,000	Ameren Illinois Co., 6.250%, 4/01/2018	3,591,358
93,100,864	Bruce Mansfield Unit, 6.850%, 6/01/2034	99,617,924
4,372,910	CE Generation LLC, 7.416%, 12/15/2018	4,618,589
46,650,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	48,835,926
67,000	Commonwealth Edison Co., 4.750%, 12/01/2011(c)	66,499
5,295,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	3,097,575
11,835,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	6,627,600
3,504,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	2,119,920
23,200,000	Edison Mission Energy, 7.625%, 5/15/2027	12,760,000
36,800,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	26,599,960
2,300,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	2,415,550
2,000,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	2,103,380
250,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	269,207
11,581,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	13,735,645
7,425,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	7,202,250
4,250,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	4,982,079
25,460,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	28,828,867
23,775,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(d)	8,559,000
296,324	Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	296,615
4,528,125	Quezon Power Philippines Ltd. Co., 8.860%, 6/15/2017	4,754,531
199,179	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	218,378
23,535,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	18,828,000
70,980,000	TXU Corp., Series P, 5.550%, 11/15/2014	43,652,700
140,586,000	TXU Corp., Series Q, 6.500%, 11/15/2024	53,422,680
9,406,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,480,220
9,175,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	9,892,944
14,695,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	15,842,239
5,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	4,850,250

		527,967,183

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Entertainment – 0.0%
$10,000	Time Warner, Inc., 7.625%, 4/15/2031	$12,482

	Financial Other – 0.6%
71,260,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	68,559,959
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	52,184,306

		120,744,265

	Food & Beverage – 0.2%
30,905,000	Corn Products International, Inc., 6.625%, 4/15/2037	37,338,710
6,400,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	6,390,289

		43,728,999

	Gaming – 0.0%
485,000	MGM Resorts International, 6.625%, 7/15/2015	411,038
1,360,000	MGM Resorts International, 6.875%, 4/01/2016	1,156,000
890,000	MGM Resorts International, 7.500%, 6/01/2016	772,075
945,000	MGM Resorts International, 7.625%, 1/15/2017	810,337

		3,149,450

	Government Guaranteed – 0.1%
14,905,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	14,264,752

	Government Owned - No Guarantee – 0.7%
34,515,000	DP World Ltd., 6.850%, 7/02/2037, 144A	31,408,650
152,980,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	16,283,059
691,350,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	74,436,137
17,955,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	8,214,412

		130,342,258

	Healthcare – 2.2%
7,100,000	Boston Scientific Corp., 5.125%, 1/12/2017	7,626,380
3,725,000	Boston Scientific Corp., 5.450%, 6/15/2014	4,007,649
15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	17,276,506
7,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	8,080,855
22,142,000	Boston Scientific Corp., 7.000%, 11/15/2035	25,887,585
13,400,000	HCA, Inc., 5.750%, 3/15/2014	13,065,000
7,800,000	HCA, Inc., 6.250%, 2/15/2013	7,907,250
17,380,000	HCA, Inc., 6.375%, 1/15/2015	16,902,050
63,735,000	HCA, Inc., 6.500%, 2/15/2016	60,866,925
3,045,000	HCA, Inc., 6.750%, 7/15/2013	3,090,675
27,204,000	HCA, Inc., 7.050%, 12/01/2027	22,715,340
20,287,000	HCA, Inc., 7.190%, 11/15/2015	19,678,390
27,148,000	HCA, Inc., 7.500%, 12/15/2023	24,433,200
26,465,000	HCA, Inc., 7.500%, 11/06/2033	22,561,413
70,501,000	HCA, Inc., 7.690%, 6/15/2025	63,450,900
44,984,000	HCA, Inc., 8.360%, 4/15/2024	43,072,180

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	$19,621,980
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	10,765,790
3,875,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019, 144A	2,959,531
4,710,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	5,065,473
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	25,990,480
560,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	560,000

		425,585,552

	Home Construction – 0.4%
6,430,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	2,379,100
19,270,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	7,129,900
6,249,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	3,202,613
4,050,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	2,268,000
1,650,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	577,500
895,000	KB Home, 5.875%, 1/15/2015	724,950
6,007,000	Pulte Group, Inc., 5.200%, 2/15/2015	5,436,335
65,355,000	Pulte Group, Inc., 6.000%, 2/15/2035	43,787,850
17,240,000	Pulte Group, Inc., 6.375%, 5/15/2033	11,981,800

		77,488,048

	Independent Energy – 0.2%
9,585,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	10,752,683
13,805,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	14,426,225
8,782,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	9,392,639
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	10,267,125

		44,838,672

	Industrial Other – 0.1%
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,430,156

	Life Insurance – 1.2%
24,380,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	21,515,350
2,800,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	3,709,741
3,245,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	3,210,240
29,065,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	28,794,695
7,075,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	6,774,843
4,145,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	3,876,420
6,655,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	8,946,501

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
3,800,000	AXA, S.A., EMTN (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	$3,658,174
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	15,444,480
22,550,000	MetLife, Inc., 6.400%, 12/15/2066	19,988,049
12,020,000	MetLife, Inc., 10.750%, 8/01/2069	15,025,000
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	65,539,576
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	13,235,159
5,670,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	6,351,188
9,965,000	Unum Group, 7.125%, 9/30/2016	11,482,480

		227,551,896

	Local Authorities – 2.0%
19,650,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	19,494,112
110,680,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	108,120,404
15,305,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	14,922,826
95,840,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	97,464,510
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,075,925
12,296,643	Province of Alberta, 5.930%, 9/16/2016, (CAD)	13,367,304
730,000	Province of British Columbia, 5.750%, 1/09/2012, (CAD)	705,270
760,000	Province of Ontario, 4.400%, 12/02/2011, (CAD)	729,184
92,365,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	79,099,264
38,965,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	39,204,511

		374,183,310

	Lodging – 0.1%
8,450,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	8,629,470

	Media Cable – 0.5%
20,860,000	Comcast Corp., 6.950%, 8/15/2037	25,005,612
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	38,116,907
26,541,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	30,884,594

		94,007,113

	Metals & Mining – 0.5%
11,557,000	Alcoa, Inc., 5.720%, 2/23/2019	11,598,940
4,935,000	Alcoa, Inc., 5.870%, 2/23/2022	4,875,079
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	1,910,651
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	6,716,787
15,150,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	11,741,250
7,550,000	ArcelorMittal, 6.750%, 3/01/2041	6,524,740
3,635,000	ArcelorMittal, 7.000%, 10/15/2039	3,241,955
11,175,000	United States Steel Corp., 6.050%, 6/01/2017	10,169,250
9,625,000	United States Steel Corp., 6.650%, 6/01/2037	7,411,250
23,520,000	United States Steel Corp., 7.000%, 2/01/2018	21,168,000

		85,357,902

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Mortgage Related – 0.0%
$194,511		FHLMC, 5.000%, 12/01/2031	$210,003

		Non-Captive Consumer – 4.5%
3,100,000		AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	1,395,000
86,353,000		Residential Capital LLC, 9.625%, 5/15/2015	66,923,575
1,305,000		SLM Corp., 6.000%, 5/10/2012, (AUD)	1,232,576
150,125	(††)	SLM Corp., 6.000%, 12/15/2043	3,023,142
27,880,000		SLM Corp., MTN, 5.050%, 11/14/2014	26,902,025
4,875,000		SLM Corp., MTN, 5.125%, 8/27/2012	4,872,767
2,030,000		SLM Corp., MTN, 8.000%, 3/25/2020	2,004,010
76,745,000		SLM Corp., Series A, MTN, 5.000%, 10/01/2013	75,123,992
57,166,000		SLM Corp., Series A, MTN, 5.000%, 4/15/2015	53,310,611
23,623,000		SLM Corp., Series A, MTN, 5.000%, 6/15/2018	20,760,648
28,262,000		SLM Corp., Series A, MTN, 5.375%, 1/15/2013	28,263,300
34,835,000		SLM Corp., Series A, MTN, 5.375%, 5/15/2014	34,282,308
45,279,000		SLM Corp., Series A, MTN, 5.625%, 8/01/2033	36,055,441
140,870,000		SLM Corp., Series A, MTN, 8.450%, 6/15/2018	146,528,466
38,381,000		Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	45,558,592
4,690,000		Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	3,423,700
11,370,000		Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	10,460,400
17,024,000		Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	15,917,440
4,955,000		Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	3,617,150
23,472,000		Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	20,068,560
800,000		Springleaf Finance Corp., Series J, MTN, 5.200%, 12/15/2011	786,000
4,800,000		Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	4,410,000
935,000		Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	666,188
340,340,000		Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	245,044,800

			850,630,691

		Non-Captive Diversified – 7.0%
30,190,000		Ally Financial, Inc., 6.750%, 12/01/2014	28,869,187
23,588,000		Ally Financial, Inc., 7.500%, 12/31/2013	23,941,820
50,810,000		Ally Financial, Inc., 7.500%, 9/15/2020	45,983,050
44,981,000		Ally Financial, Inc., 8.000%, 12/31/2018	40,932,710
35,442,000		Ally Financial, Inc., 8.000%, 11/01/2031	31,100,355
72,545,000		Ally Financial, Inc., 8.300%, 2/12/2015	71,728,869
6,846,660		CIT Group, Inc., 7.000%, 5/01/2014	6,983,593
38,902,776		CIT Group, Inc., 7.000%, 5/01/2015	38,611,005
89,288,640		CIT Group, Inc., 7.000%, 5/01/2016	86,609,981
102,048,173		CIT Group, Inc., 7.000%, 5/01/2017	98,986,728
44,525,000		General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	43,481,092
89,985,000		General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	72,937,466

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
15,000,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	$11,576,103
150,000,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	115,408,135
84,065,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	69,552,953
22,590,000	General Electric Capital Corp., Series A, MTN, 0.549%, 5/13/2024(b)	18,417,130
266,643,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	214,765,298
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	347,400
20,380,000	International Lease Finance Corp., 6.250%, 5/15/2019	17,714,133
13,466,000	International Lease Finance Corp., 6.375%, 3/25/2013	13,095,685
28,375,000	International Lease Finance Corp., 8.250%, 12/15/2020	27,807,500
35,950,000	International Lease Finance Corp., 8.625%, 9/15/2015	35,680,375
6,665,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	6,398,400
3,545,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	3,287,988
52,875,000	iStar Financial, Inc., 5.150%, 3/01/2012	50,760,000
3,865,000	iStar Financial, Inc., 5.500%, 6/15/2012	3,700,738
33,955,000	iStar Financial, Inc., 5.850%, 3/15/2017	26,145,350
29,057,000	iStar Financial, Inc., 5.875%, 3/15/2016	22,955,030
12,655,000	iStar Financial, Inc., 6.050%, 4/15/2015	9,997,450
46,795,000	iStar Financial, Inc., 8.625%, 6/01/2013	42,583,450
9,690,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	7,752,000
60,205,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	52,227,837

		1,340,338,811

	Oil Field Services – 1.2%
10,680,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	10,466,400
15,693,000	Nabors Industries, Inc., 6.150%, 2/15/2018	17,497,821
134,360,000	Nabors Industries, Inc., 9.250%, 1/15/2019	169,967,415
4,497,000	Parker Drilling Co., 9.125%, 4/01/2018	4,541,970
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,215,826

		229,689,432

	Packaging – 0.1%
3,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	4,367,919
18,644,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	19,110,100

		23,478,019

	Paper – 1.6%
29,283,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	32,607,382
32,327,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	36,069,594
470,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	538,731
88,057,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	101,829,115
10,741,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	12,609,751

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – continued
$16,307,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	$20,352,799
4,447,000	International Paper Co., 6.875%, 11/01/2023	5,407,508
10,392,000	International Paper Co., 8.700%, 6/15/2038	13,112,584
24,586,000	Westvaco Corp., 7.950%, 2/15/2031	27,744,760
36,799,000	Westvaco Corp., 8.200%, 1/15/2030	41,719,284
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,416,393
12,470,000	Weyerhaeuser Co., 7.375%, 3/15/2032	12,436,593

		308,844,494

	Pharmaceuticals – 0.1%
18,730,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	19,291,900

	Pipelines – 2.5%
27,325,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	29,847,125
1,000,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	1,158,260
1,000,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	1,162,070
7,325,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	7,973,907
11,435,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	11,753,613
25,030,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	29,055,475
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	9,556,455
31,400,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	35,265,591
55,458,768	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	59,947,601
116,405,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	122,752,332
57,010,000	NiSource Finance Corp., 6.400%, 3/15/2018	66,373,208
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,440,524
28,845,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	32,466,173
56,655,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	62,592,274
5,572,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	4,903,360

		476,247,968

	Property & Casualty Insurance – 0.7%
22,060,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	23,124,991
4,090,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	4,611,475
16,825,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	16,236,596
2,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	1,690,000
51,522,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	57,100,029
8,600,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	3,870,000
3,375,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	3,133,134
12,080,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	12,126,810
6,575,000	XL Group PLC, 6.250%, 5/15/2027	6,739,572
2,110,000	XL Group PLC, 6.375%, 11/15/2024	2,227,962

		130,860,569

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property Trust – 0.4%
$68,360,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	$75,959,444

	Railroads – 0.0%
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	5,719,680
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	58,236

		5,777,916

	Real Estate Operations/Development – 0.0%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	7,128,055

	REITs – Apartments – 0.3%
2,565,000	Camden Property Trust, 5.000%, 6/15/2015	2,737,653
40,075,000	Camden Property Trust, 5.700%, 5/15/2017	43,829,106
4,680,000	ERP Operating LP, 5.125%, 3/15/2016	5,020,694
3,000,000	ERP Operating LP, 5.375%, 8/01/2016	3,268,572

		54,856,025

	REITs – Diversified – 0.0%
5,720,000	Duke Realty LP, 5.950%, 2/15/2017	5,992,083

	REITs – Office Property – 0.4%
57,890,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	61,059,188
5,640,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	6,543,545

		67,602,733

	REITs – Regional Malls – 0.1%
9,032,000	Simon Property Group LP, 5.750%, 12/01/2015	9,966,243
1,690,000	Simon Property Group LP, 6.125%, 5/30/2018	1,900,162

		11,866,405

	REITs – Warehouse/Industrials – 0.1%
6,022,000	ProLogis LP, 5.625%, 11/15/2015	6,216,812
6,110,000	ProLogis LP, 5.625%, 11/15/2016	6,198,057
6,375,000	ProLogis LP, 5.750%, 4/01/2016	6,514,236
2,332,000	ProLogis LP, 6.625%, 5/15/2018	2,418,240
1,595,000	ProLogis LP, 6.875%, 3/15/2020	1,664,022
3,020,000	ProLogis LP, 7.375%, 10/30/2019	3,266,731

		26,278,098

	Retailers – 1.0%
1,920,000	Dillard’s, Inc., 6.625%, 1/15/2018	1,881,600
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,165,200
1,740,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,740,000
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	6,822,900
1,000,000	Dillard’s, Inc., 7.750%, 5/15/2027	925,000
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022	14,483,035

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Retailers – continued
$5,160,000		J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$5,031,000
50,232,000		J.C. Penney Corp., Inc., 6.375%, 10/15/2036	42,194,880
2,798,000		J.C. Penney Corp., Inc., 7.125%, 11/15/2023	2,825,980
5,580,000		J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,687,200
28,445,000		Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	31,209,456
14,133,000		Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	14,240,072
2,098,000		Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,354,434
1,485,000		Macy’s Retail Holdings, Inc., 8.125%, 7/15/2015	1,728,919
9,245,000		Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,905,047
39,965,000		Toys R Us, Inc., 7.375%, 10/15/2018	33,970,250
11,255,000		Toys R Us, Inc., 7.875%, 4/15/2013	11,114,312

			189,279,285

		Sovereigns – 3.5%
10,000,000,000		Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	1,347,145
25,000,000,000		Indonesia Treasury Bond, 10.250%, 7/15/2027, (IDR)	3,565,984
145,156,000,000		Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	20,392,073
498,832,000,000		Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	69,795,280
317,658,000,000		Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	46,701,797
378,003,000,000		Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	40,699,914
28,585,700	(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	228,151,954
98,690,000		Republic of Brazil, 10.250%, 1/10/2028, (BRL)	55,112,086
10,025,000		Republic of Brazil, 12.500%, 1/05/2016, (BRL)	5,944,888
114,735,000		Republic of Brazil, 12.500%, 1/05/2022, (BRL)	71,699,840
26,800,000		Republic of Croatia, 6.750%, 11/05/2019, 144A	25,915,600
7,413,690,000		Republic of Iceland, 4.250%, 8/24/2012, (ISK)	38,639,154
5,188,170,000		Republic of Iceland, 6.000%, 10/13/2016, (ISK)	28,330,365
4,616,100,000		Republic of Iceland, 7.250%, 5/17/2013, (ISK)	25,211,560

			661,507,640

		Supermarkets – 0.7%
3,000,000		American Stores Co., 7.900%, 5/01/2017	2,775,000
13,145,000		American Stores Co., Series B, MTN, 7.100%, 3/20/2028	10,023,062
100,590,000		New Albertson’s, Inc., 7.450%, 8/01/2029	75,442,500
20,550,000		New Albertson’s, Inc., 7.750%, 6/15/2026	16,851,000
9,715,000		New Albertson’s, Inc., 8.000%, 5/01/2031	7,674,850
2,995,000		New Albertson’s, Inc., 8.700%, 5/01/2030	2,553,238
17,575,000		New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	12,214,625

			127,534,275

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranational – 2.1%
8,660,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	$4,703,735
11,505,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	6,340,370
837,962,640,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	82,127,965
16,500,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	12,704,366
71,230,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	72,560,128
345,270,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	33,819,963
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	153,299,763
40,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	31,190,305

		396,746,595

	Technology – 1.6%
1,940,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	1,901,200
65,276,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	76,377,620
1,500,000	Alcatel-Lucent, 8.500%, 1/15/2016, (EUR)	1,889,047
1,000,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,326,352
78,407,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	65,077,810
4,626,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,839,580
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,920,486
12,555,000	Avnet, Inc., 5.875%, 3/15/2014	13,439,876
50,915,000	Avnet, Inc., 6.000%, 9/01/2015	55,042,832
15,245,000	Avnet, Inc., 6.625%, 9/15/2016	16,952,989
10,821,000	Corning, Inc., 6.850%, 3/01/2029	13,272,357
5,645,000	Corning, Inc., 7.250%, 8/15/2036	6,965,366
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	910,000
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	18,394,035
143,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	145,145
6,016,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	6,121,280
929,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	1,036,169
4,385,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	5,215,217
11,895,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	12,251,850
4,301,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	5,170,305
40,000	Xerox Corp., 6.350%, 5/15/2018	45,466
615,000	Xerox Corp., MTN, 7.200%, 4/01/2016	712,141

		309,007,123

	Tobacco – 0.5%
71,085,000	Reynolds American, Inc., 6.750%, 6/15/2017	81,931,292
17,990,000	Reynolds American, Inc., 7.250%, 6/15/2037	20,198,974

		102,130,266

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – 0.4%
$20,469,000	APL Ltd., 8.000%, 1/15/2024(c)	$13,100,160
24,444,460	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	22,488,904
6,552,024	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(d)(k)	4,979,539
9,921,200	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	9,226,716
351,493	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 4/02/2014	323,374
11,697,876	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	9,592,258
15,689,997	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(d)	11,296,798
6,973,773	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017	6,415,871
201,720	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(d)(k)	155,324
2,675,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	3,116,375

		80,695,319

	Treasuries – 16.1%
587,055,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	566,108,358
228,647,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	227,617,118
94,395,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	91,794,386
246,645,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	267,002,215
297,760,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	330,104,709
6,058,224	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	2,403,253
3,240,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	1,354,760
1,950,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	1,072,828
102,205,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	43,146,370
126,665,000	Hellenic Republic Government International Bond, 2.125%, 7/05/2013, (CHF)	89,709,676
170,925,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	193,415,228
76,200,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	84,030,426
10,600,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	11,837,960
161,275,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	178,904,433
33,000,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	27,926,651
300,670,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	241,614,140
668,075,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	127,431,940
319,620,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	60,744,461
2,599,880,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	477,877,706
40,050,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	31,029,832
9,000,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	7,284,604
19,575,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	15,473,106

		3,077,884,160

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Utility Other – 0.0%
$4,800,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	$4,711,104

	Wireless – 1.0%
57,512,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	53,917,500
40,092,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	37,987,170
4,680,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	4,551,300
41,804,000	Sprint Capital Corp., 6.875%, 11/15/2028	31,248,490
38,286,000	Sprint Capital Corp., 6.900%, 5/01/2019	32,925,960
8,390,000	Sprint Capital Corp., 8.750%, 3/15/2032	7,288,813
15,252,000	Sprint Nextel Corp., 6.000%, 12/01/2016	13,116,720
12,665,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	13,424,900

		194,460,853

	Wirelines – 3.7%
8,395,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	7,051,800
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	6,233,077
3,695,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	4,140,276
31,176,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	31,566,332
3,940,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	4,668,640
107,425,000	CenturyLink, Inc., 6.450%, 6/15/2021	99,541,724
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	9,528,613
4,400,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	3,957,879
1,000,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	755,000
8,735,000	Embarq Corp., 7.995%, 6/01/2036	8,195,998
3,075,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,659,875
730,000	Frontier Communications Corp., 9.000%, 8/15/2031	622,325
17,205,000	GTE Corp., 6.940%, 4/15/2028	21,260,718
1,600,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,748,537
2,750,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	3,794,473
68,090,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	62,727,913
11,350,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	11,208,125
3,545,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	3,296,850
950,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	754,112
15,960,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	13,898,565
38,981,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	38,907,468
30,365,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	29,150,400
64,147,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	55,487,155
15,925,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,482,375
40,420,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	37,590,600
38,025,000	Qwest Corp., 6.875%, 9/15/2033	35,933,625
1,505,000	Qwest Corp., 7.200%, 11/10/2026	1,429,750
10,620,000	Qwest Corp., 7.250%, 9/15/2025	10,248,300
2,890,000	Qwest Corp., 7.500%, 6/15/2023	2,850,494

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$43,499,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	$35,585,879
28,320,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	24,227,788
5,845,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	7,770,370
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	47,109,557
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	27,952,382
15,250,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	15,499,505
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,631,680
7,860,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	8,757,612

		697,225,772

	Total Non-Convertible Bonds (Identified Cost $13,643,352,868)	14,329,958,539

Convertible Bonds – 7.1%

	Airlines – 0.1%
32,465,000	AMR Corp., 6.250%, 10/15/2014	19,194,931
6,445,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	5,671,600

		24,866,531

	Automotive – 1.3%
2,900,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	1,975,625
182,545,000	Ford Motor Co., 4.250%, 11/15/2016	237,080,319
12,335,000	Navistar International Corp., 3.000%, 10/15/2014	12,242,487

		251,298,431

	Diversified Manufacturing – 0.3%
44,380,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	39,942,000
24,037,000	Trinity Industries, Inc., 3.875%, 6/01/2036	21,603,254

		61,545,254

	Electric – 0.0%
1,000,000	CMS Energy Corp., 5.500%, 6/15/2029	1,457,500

	Healthcare – 0.4%
32,436,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037(f)	30,368,205
14,480,000	Life Technologies Corp., 1.500%, 2/15/2024	14,624,800
285,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	288,206
2,510,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,541,375
3,107,000	Omnicare, Inc., 3.250%, 12/15/2035	2,807,951
29,850,000	Omnicare, Inc., 3.750%, 12/15/2025	33,394,688

		84,025,225

	Independent Energy – 0.2%
27,750,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	23,552,812

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$9,405,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	$8,958,263

		32,511,075

	Life Insurance – 0.4%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	65,896,931

	Media Non-Cable – 0.0%
10,026,611	Liberty Media LLC, 3.500%, 1/15/2031	5,414,370

	Metals & Mining – 0.1%
1,255,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,291,081
16,535,000	United States Steel Corp., 4.000%, 5/15/2014	17,237,738

		18,528,819

	Non-Captive Diversified – 0.3%
60,585,000	iStar Financial, Inc., 0.746%, 10/01/2012(b)	53,011,875

	Pharmaceuticals – 0.3%
51,585,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	53,390,475

	REITs – Warehouse/Industrials – 0.2%
28,230,000	ProLogis LP, 3.250%, 3/15/2015	27,912,412

	Technology – 2.8%
330,000	Ciena Corp., 0.250%, 5/01/2013	314,738
49,074,000	Ciena Corp., 0.875%, 6/15/2017	35,824,020
8,030,000	Ciena Corp., 3.750%, 10/15/2018, 144A	7,116,587
8,680,000	Ciena Corp., 4.000%, 3/15/2015, 144A	8,321,950
11,651,000	Intel Corp., 2.950%, 12/15/2035	11,811,201
343,275,000	Intel Corp., 3.250%, 8/01/2039	403,777,219
10,025,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	9,837,031
3,545,000	Micron Technology, Inc., 1.875%, 6/01/2014	3,310,144
58,415,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	44,687,475

		525,000,365

	Textile – 0.0%
81,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	80,190

	Wirelines – 0.7%
5,755,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	5,675,869
64,473,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	77,045,235
48,975,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	58,525,125

		141,246,229

	Total Convertible Bonds (Identified Cost $1,242,258,802)	1,346,185,682

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Municipals – 1.4%

	California – 0.3%
$5,425,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$4,029,853
2,165,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,858,544
20,455,000	State of California, 4.500%, 10/01/2029	20,059,196
5,805,000	State of California, 4.500%, 8/01/2030	5,681,992
7,340,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	7,346,459
5,945,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	5,819,026
17,945,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	16,773,012
3,805,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	3,247,187

		64,815,269

	District of Columbia – 0.0%
5,610,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	6,332,568

	Illinois – 0.4%
2,440,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	2,334,787
69,245,000	State of Illinois, 5.100%, 6/01/2033	62,591,248

		64,926,035

	Michigan – 0.1%
20,690,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	15,640,399

	Ohio – 0.0%
10,390,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	7,276,844

	Virginia – 0.6%
178,970,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	118,064,719

	Total Municipals (Identified Cost $331,008,350)	277,055,834

	Total Bonds and Notes (Identified Cost $15,216,620,020)	15,953,200,055

Senior Loans – 0.4%

	Electric – 0.0%
6,935,533	Texas Competitive Electric Holdings Company, LLC, Non Extended Term Loan, 3.726%, 10/10/2014(g)	4,876,582

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Media Non-Cable – 0.1%
$4,124,998	Dex Media West, LLC, New Term Loan, 7.000%, 10/24/2014(b)	$2,745,723
46,690,454	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	20,380,383

		23,126,106

	Wireless – 0.1%
12,129,970	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(b)(h)	12,080,722

	Wirelines – 0.2%
1,765,000	Fairpoint Communications, Inc., New Term Loan B, 1/22/2016(i)	1,385,525
35,534,523	Fairpoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	27,894,601

		29,280,126

	Total Senior Loans (Identified Cost $110,451,858)	69,363,536

Shares

Preferred Stocks – 2.6%

Convertible Preferred Stocks – 1.9%

	Automotive – 0.9%
4,096,100	General Motors Co., Series B, 4.750%	143,691,188
949,385	Goodyear Tire & Rubber Co. (The), 5.875%	36,978,546

		180,669,734

	Banking – 0.3%
25,823	Bank of America Corp., Series L, 7.250%	19,780,160
305,595	Sovereign Capital Trust IV, 4.375%	14,744,959
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	12,895,688

		47,420,807

	Construction Machinery – 0.1%
263,437	United Rentals Trust I, 6.500%	10,537,480

	Consumer Products – 0.1%
275,316	Newell Financial Trust I, 5.250%	11,563,272

	Electric – 0.1%
346,577	AES Trust III, 6.750%	16,885,231
208,375	CMS Energy Trust I, 7.750%(c)(j)	9,376,875

		26,262,106

	Independent Energy – 0.1%
87,351	Chesapeake Energy Corp., 4.500%	8,123,643
144,600	SandRidge Energy, Inc., 8.500%	14,460,000

		22,583,643

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Pipelines – 0.1%
325,710	El Paso Energy Capital Trust I, 4.750%	$14,565,751
25,000	Williams Cos., Inc., 5.500%	2,810,938

		17,376,689

	REITs – Healthcare – 0.0%
172,150	Health Care REIT, Inc., Series I, 6.500%	7,970,545

	Technology – 0.2%
52,704	Lucent Technologies Capital Trust I, 7.750%	43,480,800

	Total Convertible Preferred Stocks (Identified Cost $423,798,708)	367,865,076

Non-Convertible Preferred Stocks – 0.7%
	Banking – 0.2%
53,000	Bank of America Corp., 6.375%	971,490
1,226,700	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	32,397,147
534,725	Countrywide Capital IV, 6.750%	10,261,373

		43,630,010

	Electric – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	106,397
100	Entergy Arkansas, Inc., 4.320%	8,178
5,000	Entergy Mississippi, Inc., 4.360%	436,719
665	Entergy New Orleans, Inc., 4.360%	57,834
200	Entergy New Orleans, Inc., 4.750%	17,169
645	MDU Resources Group, Inc., 5.100%	63,170
360	Public Service Company of Oklahoma, 4.000%	25,200
50,100	Southern California Edison Co., 4.780%	1,202,901
1,100	Xcel Energy, Inc., 3.600%	113,355

		2,030,923

	Government Sponsored – 0.2%
38,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	39,757,500

	Home Construction – 0.0%
36,783	Hovnanian Enterprises, Inc., 7.625%(d)	73,566

	Non-Captive Consumer – 0.0%
149,767	SLM Corp., Series A, 6.970%	6,303,693

	Non-Captive Diversified – 0.2%
52,843	Ally Financial, Inc., Series G, 7.000%, 144A	31,705,800

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,351,321

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Inc., Series Q, 8.540%	$9,472,842

	Total Non-Convertible Preferred Stocks (Identified Cost $109,179,445)	135,325,655

	Total Preferred Stocks (Identified Cost $532,978,153)	503,190,731

Common Stocks – 4.8%

	Biotechnology – 0.3%
1,409,794	Vertex Pharmaceuticals, Inc.(d)	62,792,225

	Chemicals – 0.3%
750,000	PPG Industries, Inc.	52,995,000

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(d)	9,760,081
2,766	Rock-Tenn Co., Class A	134,649

		9,894,730

	Diversified Telecommunication Services – 0.3%
269,619	FairPoint Communications, Inc.(d)	1,159,362
403,884	Hawaiian Telcom Holdco, Inc.(d)	5,630,143
2,629,337	Telefonica S.A., Sponsored ADR	50,272,923

		57,062,428

	Electronic Equipment, Instruments & Components – 0.0%
630,490	Corning, Inc.	7,792,856

	Media – 0.0%
4,746	Dex One Corp.(d)	2,658
79,727	SuperMedia, Inc.(d)	123,577

		126,235

	Oil, Gas & Consumable Fuels – 0.5%
1,026,979	Chesapeake Energy Corp.	26,239,313
813,333	Repsol YPF S.A., Sponsored ADR	21,358,125
750,000	Royal Dutch Shell PLC, ADR	46,140,000

		93,737,438

	Pharmaceuticals – 1.2%
3,372,358	Bristol-Myers Squibb Co.	105,824,594
3,384,721	Valeant Pharmaceuticals International, Inc.	125,640,843

		231,465,437

	Semiconductors & Semiconductor Equipment – 1.8%
16,210,621	Intel Corp.	345,772,546

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 0.3%
2,568,090	Microsoft Corp.	$63,919,760

	Total Common Stocks (Identified Cost $764,164,730)	925,558,655

Closed End Investment Companies – 0.1%
680,008	Highland Credit Strategies Fund	4,216,050
337,212	Morgan Stanley Emerging Markets Debt Fund, Inc.	3,260,840
1,616,744	Western Asset High Income Opportunity Fund, Inc.	9,344,780

	Total Closed End Investment Companies (Identified Cost $23,350,221)	16,821,670

Principal Amount (‡)

Short-Term Investments – 7.1%
$1,489,290	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2011 at 0.000% to be repurchased at $1,489,290 on 10/03/2011 collateralized by $1,485,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $1,519,045 including accrued interest (Note 2 of Notes to Financial Statements)	1,489,290

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$1,347,979,613	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $1,347,979,613 on 10/03/2011 collateralized by $15,000,000 Federal Home Loan Bank, 0.500% due 8/28/2013 valued at $15,037,500; $64,400,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $64,481,062; $100,000,000 Federal Home Loan Mortgage Corp., 0.375% due 10/30/2013 valued at $99,750,000; $20,000,000 Federal National Mortgage Association, 1.000% due 10/18/2013 valued at $20,100,000; $50,000,000 Federal National Mortgage Association, 0.875% due 11/08/2013 valued at $50,187,500; $29,000,000 Federal National Mortgage Association, 0.750% due 12/18/2013 valued at $29,233,871; $224,480,000 U.S. Treasury Note, 1.500% due 12/31/2013 valued at $231,214,400; $29,925,000 Federal Home Loan Bank, 3.625% due 5/29/2013 valued at $31,870,125; $50,000,000 Federal Home Loan Bank, 1.750% due 3/08/2013 valued at $50,937,500; $19,000,000 Federal Home Loan Mortgage Corp., 1.625% due 4/15/2013 valued at $19,522,500; $219,555,000 U.S Treasury Note, 1.375% due 2/15/2013 valued at $223,397,213; $182,000,000 U.S. Treasury Note, 0.750% due 3/31/2013 valued at $184,275,000; $18,015,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $18,037,676; $100,890,000 Federal Home Loan Mortgage Corp., 0.500% due 8/23/2013 valued at $100,890,000; $235,910,000 Federal National Mortgage Association, 0.550% due 8/23/2013 valued at $236,016,207 including accrued interest (Note 2 of Notes to Financial Statements)	$1,347,979,613

	Total Short-Term Investments (Identified Cost $1,349,468,903)	1,349,468,903

	Total Investments – 98.7% (Identified Cost $17,997,033,885)(a)	18,817,603,550
	Other Assets Less Liabilities—1.3%	249,835,384

	Net Assets – 100.0%	$19,067,438,934

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $18,118,760,545 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,574,938,127
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(876,095,122)

	Net unrealized appreciation	$698,843,005

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	Illiquid security. At September 30, 2011, the value of these securities amounted to $444,154,342 or 2.3% of net assets.
(d)	Non-income producing security.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2011.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Position is unsettled. Contract rate was not determined at September 30, 2011 and does not take effect until settlement date.
(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2011, the value of this security amounted to $9,376,875 or less than 0.1% of net assets.
(k)	Maturity has been extended under the terms of a plan of reorganization.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $1,944,785,046 or 10.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	16.1%
Non-Captive Diversified	7.5
Banking	7.3
Technology	4.6
Wirelines	4.6
Non-Captive Consumer	4.5
Automotive	4.0
Sovereigns	3.5
Electric	2.9
Healthcare	2.6
Pipelines	2.6
Airlines	2.1
Supranational	2.1
Local Authorities	2.0
Other Investments, less than 2% each	25.2
Short-Term Investments	7.1

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

Currency Exposure at September 30, 2011 (Unaudited)

United States Dollar	67.0%
Canadian Dollar	9.0
New Zealand Dollar	4.6
Euro	4.2
Norwegian Krone	3.5
Australian Dollar	2.7
Indonesian Rupiah	2.7
Other, less than 2% each	5.0

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Statement of Assets and Liabilities

September 30, 2011

ASSETS
Investments at cost	$17,997,033,885
Net unrealized appreciation	820,569,665

Investments at value	18,817,603,550
Cash	16,216,947
Foreign currency at value (identified cost $27,260,066)	26,357,794
Receivable for Fund shares sold	22,938,893
Receivable for securities sold	10,613,453
Dividends and interest receivable	280,607,662
Tax reclaims receivable	296,451

TOTAL ASSETS	19,174,634,750

LIABILITIES
Payable for securities purchased	32,215,203
Payable for Fund shares redeemed	63,566,074
Foreign taxes payable (Note 2)	416,781
Management fees payable (Note 5)	8,364,700
Deferred Trustees’ fees (Note 5)	902,954
Administrative fees payable (Note 5)	757,579
Other accounts payable and accrued expenses	972,525

TOTAL LIABILITIES	107,195,816

NET ASSETS	$19,067,438,934

NET ASSETS CONSIST OF:
Paid-in capital	$18,873,101,454
Undistributed net investment income	84,743,529
Accumulated net realized loss on investments and foreign currency transactions	(702,046,720)
Net unrealized appreciation on investments and foreign currency translations	811,640,671

NET ASSETS	$19,067,438,934

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$10,897,693,904

Shares of beneficial interest	784,865,838

Net asset value, offering and redemption price per share	$13.88

Retail Class:
Net assets	$7,907,177,947

Shares of beneficial interest	571,670,639

Net asset value, offering and redemption price per share	$13.83

Admin Class:
Net assets	$262,567,083

Shares of beneficial interest	19,032,032

Net asset value, offering and redemption price per share	$13.80

See accompanying notes to financial statements.

39  |

Statement of Operations

For the Year Ended September 30, 2011

INVESTMENT INCOME
Interest	$1,082,881,203
Dividends	57,272,004
Less net foreign taxes withheld	(3,860,772)

1,136,292,435

Expenses
Management fees (Note 5)	102,796,662
Service and distribution fees (Note 5)	22,185,847
Administrative fees (Note 5)	9,320,327
Trustees’ fees and expenses (Note 5)	447,477
Transfer agent fees and expenses (Notes 5 and 6)	13,268,685
Audit and tax services fees	68,822
Custodian fees and expenses	1,121,461
Legal fees	323,384
Registration fees	233,650
Shareholder reporting expenses	1,240,225
Miscellaneous expenses	562,616

Total expenses	151,569,156
Fee/expense recovery (Note 5)	18,548

Net expenses	151,587,704

Net investment income	984,704,731

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	451,913,969
Foreign currency transactions	6,278,181
Net change in unrealized appreciation (depreciation) on:
Investments	(811,746,144)
Foreign currency translations	(10,906,196)

Net realized and unrealized loss on investments and foreign currency transactions	(364,460,190)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$620,244,541

See accompanying notes to financial statements.

|  40

Statement of Changes in Net Assets

	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$984,704,731	$1,070,035,077
Net realized gain (loss) on investments and foreign currency transactions	458,192,150	(80,917,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(822,652,340)	1,805,551,398

Net increase in net assets resulting from operations	620,244,541	2,794,668,913

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(627,062,160)	(642,070,620)
Retail Class	(433,707,815)	(448,114,393)
Admin Class	(13,290,620)	(13,185,534)

Total distributions	(1,074,060,595)	(1,103,370,547)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(180,549,809)	(717,934,887)

Net increase (decrease) in net assets	(634,365,863)	973,363,479
NET ASSETS
Beginning of the year	19,701,804,797	18,728,441,318

End of the year	$19,067,438,934	$19,701,804,797

UNDISTRIBUTED NET INVESTMENT INCOME	$84,743,529	$8,550,062

See accompanying notes to financial statements.

41  |

This Page Intentionally Left Blank

|  42

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Institutional Class
9/30/2011	$14.20	$0.73	$(0.25)	$0.48	$(0.80)	$—	$(0.80)
9/30/2010	12.99	0.78	1.24	2.02	(0.81)	—	(0.81)
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)
9/30/2008	14.71	0.96	(2.77)	(1.81)	(1.01)	—	(1.01)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)

Retail Class
9/30/2011	14.15	0.69	(0.25)	0.44	(0.76)	—	(0.76)
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)
9/30/2008	14.67	0.92	(2.77)	(1.85)	(0.97)	—	(0.97)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)

Admin Class
9/30/2011	14.11	0.65	(0.25)	0.40	(0.71)	—	(0.71)
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)
9/30/2008	14.64	0.88	(2.76)	(1.88)	(0.94)	—	(0.94)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

43  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$13.88	3.34	$10,897,694	0.63		0.63		5.04	22
—	14.20	16.00	11,194,527	0.64		0.64		5.76	27
—	12.99	19.84	10,855,818	0.65		0.65		7.69	39
0.00	11.89	(13.14)	7,616,621	0.64		0.64		6.78	26
0.00	14.71	10.28	7,716,061	0.67	(g)	0.67		5.75	20

—	13.83	2.97	7,907,178	0.92		0.92		4.75	22
—	14.15	15.72	8,241,062	0.93	(h)	0.93	(h)	5.46	27
—	12.94	19.46	7,646,591	0.95		0.96		7.44	39
0.00	11.85	(13.44)	6,863,594	0.94	(h)	0.94	(h)	6.49	26
0.00	14.67	9.93	6,432,333	0.97	(g)	0.97		5.49	20

—	13.80	2.77	262,567	1.20	(i)	1.20	(i)	4.47	22
—	14.11	15.37	266,215	1.20		1.21		5.20	27
—	12.91	19.21	226,032	1.20		1.25		7.22	39
0.00	11.82	(13.69)	210,494	1.20		1.24		6.23	26
0.00	14.64	9.66	193,850	1.23	(g)(h)	1.23	(h)	5.20	20

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective July 1, 2007, the expense limitations decreased to 0.70%, 0.95% and 1.20% for the Institutional Class, Retail Class and Admin Class, respectively.
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  44

Notes to Financial Statements

September 30, 2011

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class and Admin Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.   Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ

45  |

Notes to Financial Statements – continued

September 30, 2011

Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

|  46

Notes to Financial Statements – continued

September 30, 2011

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes

47  |

Notes to Financial Statements – continued

September 30, 2011

of items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, preferred securities adjustments and return of capital and capital gain distributions from real estate investment trusts (“REITs”). Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, securities lending collateral gain/loss adjustments, forward foreign currency contract mark to market, defaulted bond interest, REIT basis adjustments and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 was as follows:

2011 Distributions Paid From:			2010 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$1,074,060,595	$ —	$1,074,060,595	$1,103,370,547	$ —	$1,103,370,547

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$145,774,890
Undistributed long-term capital gains	—

Total undistributed earnings	145,774,890

Capital loss carryforward:
Expires September 30, 2018	(628,747,521)

Unrealized appreciation	689,995,557

Total accumulated earnings	$207,022,926

Capital loss carryforward utilized in the current year	$111,749,516

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

f.  Repurchase Agreements. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including

|  48

Notes to Financial Statements – continued

September 30, 2011

interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2011, the Fund did not loan securities under this agreement.

h.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

49  |

Notes to Financial Statements – continued

September 30, 2011

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$—	$5,032,625	$5,032,625
Non-Captive Consumer	3,023,142	—	—	3,023,142
Technology	—	—	910,000	910,000
Treasuries	—	—	1,072,828	1,072,828
All Other Non-Convertible Bonds(a)	—	14,319,919,944	—	14,319,919,944

Total Non-Convertible Bonds	3,023,142	14,319,919,944	7,015,453	14,329,958,539

Convertible Bonds(a)	—	1,346,185,682	—	1,346,185,682
Municipals(a)	—	277,055,834	—	277,055,834

Total Bonds and Notes	3,023,142	15,943,161,460	7,015,453	15,953,200,055

Senior Loans(a)	—	69,363,536	—	69,363,536

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  50

Notes to Financial Statements – continued

September 30, 2011

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Automotive	$180,669,734	$—	$—	$180,669,734
Banking	32,675,848	14,744,959	—	47,420,807
Construction Machinery	10,537,480	—	—	10,537,480
Consumer Products	—	11,563,272	—	11,563,272
Electric	16,885,231	—	9,376,875	26,262,106
Independent Energy	8,123,643	—	14,460,000	22,583,643
Pipelines	14,565,751	2,810,938	—	17,376,689
REITs—Healthcare	7,970,545	—	—	7,970,545
Technology	43,480,800	—	—	43,480,800

Total Convertible Preferred Stocks	314,909,032	29,119,169	23,836,875	367,865,076

Non-Convertible Preferred Stocks
Banking	43,630,010	—	—	43,630,010
Electric	1,316,256	714,667	—	2,030,923
Government Sponsored	—	39,757,500	—	39,757,500
Home Construction	73,566	—	—	73,566
Non-Captive Consumer	6,303,693	—	—	6,303,693
Non-Captive Diversified	—	—	31,705,800	31,705,800
REITs—Office Property	—	2,351,321	—	2,351,321
REITs—Warehouse/Industrials	9,472,842	—	—	9,472,842

Total Non-Convertible Preferred Stocks	60,796,367	42,823,488	31,705,800	135,325,655

Total Preferred Stocks	375,705,399	71,942,657	55,542,675	503,190,731

Common Stocks(a)	925,558,655	—	—	925,558,655
Closed End Investment Companies	16,821,670	—	—	16,821,670
Short-Term Investments	—	1,349,468,903	—	1,349,468,903

Total	$1,321,108,866	$17,433,936,556	$62,558,128	$18,817,603,550

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

51  |

Notes to Financial Statements – continued

September 30, 2011

Preferred stocks valued at $76,158,100 were transferred from Level 2 to Level 1 during the period ended September 30, 2011. At September 30, 2010, these securities were valued at original purchase price ($30,667,500) or on the basis of evaluated bids furnished to the Fund by a pricing service ($45,490,600); at September 31, 2011, these securities were valued at a market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2011:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$50,705,608	$—	$—	$—	$—
Consumer Cyclical Services	—	34,580	—	305,045	—
Technology	—	139,345	—	(2,723,745)	—
Treasuries	—	70,589	—	(839,582)	1,841,821
Preferred Stocks
Convertible Preferred Stocks
Electric	7,293,125	—	—	2,083,750	—
Independent Energy	—	—	—	(629,328)	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	—	(15,861,159)	—

Total	$57,998,733	$244,514	$—	$(17,665,019)	$1,841,821

|  52

Notes to Financial Statements – continued

September 30, 2011

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$(50,705,608)	$—	$—
Consumer Cyclical Services	—	4,693,000	—	5,032,625	305,045
Technology	—	3,494,400	—	910,000	(2,723,745)
Treasuries	—	—	—	1,072,828	(839,582)
Preferred Stocks
Convertible Preferred Stocks
Electric	—	—	—	9,376,875	2,083,750
Independent Energy	—	15,089,328	—	14,460,000	(629,328)
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	47,566,959	—	31,705,800	(15,861,159)

Total	$—	$70,843,687	$(50,705,608)	$62,558,128	$(17,665,019)

A debt security valued at $50,705,608 was transferred from Level 3 to Level 2 during the period ended September 30, 2011. At September 30, 2010, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service.

Debt securities valued at $8,187,400 and preferred stocks valued at $62,656,287 were transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

53  |

Notes to Financial Statements – continued

September 30, 2011

4.  Purchases and Sales of Securities. For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $3,189,217,015 and $4,582,950,682, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $960,932,042 and $1,009,720,134, respectively.

5.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $1 billion	Next $1 billion	Next $1 billion	Next $12 billion	Over $15 billion
0.60%	0.60%	0.60%	0.50%	0.49%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2012 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class
0.70%	0.95%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees for the Fund were $102,796,662 (effective rate of 0.51% of average daily net assets).

For the year ended September 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

Recovered Expenses
Institutional Class	Retail Class	Admin Class	Total
$—	$—	$18,548	$18,548

|  54

Notes to Financial Statements – continued

September 30, 2011

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan relating to the Fund’s Retail Class shares (the “Retail Class Plan”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2011, the Fund paid the following service and distribution fees:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$671,881	$20,842,085	$671,881

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank

55  |

Notes to Financial Statements – continued

September 30, 2011

to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, the Fund paid $9,320,327 in administrative fees to Natixis Advisors.

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Fund paid the following sub-transfer agent fees which are reflected in transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Institutional Class	Retail Class	Admin Class
$5,047,193	$6,482,333	$299,150

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she

|  56

Notes to Financial Statements – continued

September 30, 2011

attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.   Class Specific Expenses. For the year ended September 30, 2011, the Fund paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class
$5,521,442	$7,446,723	$300,520

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, the Fund had no borrowings under these agreements.

8.  Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

57  |

Notes to Financial Statements – continued

September 30, 2011

9.  Concentration of Ownership. At September 30, 2011, the Loomis Sayles Funded Pension Plan and Trust and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Fund representing 0.07% of net assets and 0.16% of net assets, respectively.

From time to time, the Fund may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Fund. As of September 30, 2011, one shareholder account comprised more than 5% of the Fund’s total outstanding shares, representing 35.10% of the Fund’s net assets, based on accounts that represent more than 5% of an individual class of shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record.

10.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	206,070,542	$2,996,892,553	225,791,097	$3,060,935,314
Issued in connection with the reinvestment of distributions	38,018,239	551,093,903	41,506,088	563,071,668
Redeemed	(247,570,544)	(3,586,490,923)	(314,876,391)	(4,250,749,039)

Net change	(3,481,763)	$(38,504,467)	(47,579,206)	$(626,742,057)

Retail Class
Issued from the sale of shares	152,512,839	$2,212,444,914	155,856,734	$2,110,792,790
Issued in connection with the reinvestment of distributions	28,322,257	409,047,393	31,177,594	421,514,998
Redeemed	(191,624,020)	(2,766,218,079)	(195,407,565)	(2,642,018,934)

Net change	(10,788,924)	$(144,725,772)	(8,373,237)	$(109,711,146)

|  58

Notes to Financial Statements – continued

September 30, 2011

	Bond Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,958,423	$86,183,597	6,876,197	$92,742,622
Issued in connection with the reinvestment of distributions	837,745	12,063,830	878,950	11,862,601
Redeemed	(6,625,444)	(95,566,997)	(6,397,886)	(86,086,907)

Net change	170,724	$2,680,430	1,357,261	$18,518,316

Increase (decrease) from capital share transactions	(14,099,963)	$(180,549,809)	(54,595,182)	$(717,934,887)

59  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds I (the “Fund”), at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

|  60

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2011, 2.74% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income. For the fiscal year ended September 30, 2011, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

61  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 2003 and Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)***	Trustee from 2005 to 2009 and since 2011 and Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee since 2002 and Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

|  62

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee since 2003 and Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 and Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee since 2009 and Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

63  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 and Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trust; Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee since 2009 and Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trust; Mutual fund industry and executive experience, including roles and president and chief executive officer for an investment advisor

Cynthia L. Walker (1956)	Trustee since 2005 and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

|  64

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis Sayles & Company, L.P.

David L. Giunta[2] (1965)***	Trustee since 2011 Executive Vice President	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global
		Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

65  |

Trustee and Officer Information – continued

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
***	Messrs. Baker and Giunta were appointed as trustees effective January 1, 2011.
[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles & Company, L.P.

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  66

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management
Advisors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management
Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

67  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11
Loomis Sayles Funds I	$343,510	$348,710	$7,955	$13,093	$84,983	$74,890	$—	$—

1.	Audit-related fees consist of:
2010—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, review of Form N-1A filings, and consulting services with respect to regulatory matters.
2011—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, and consulting services with respect to regulatory matters.

2.	Tax fees consist of:
2010—review of Registrant’s tax returns, consulting services with respect to complex security types and consulting services related to new Massachusetts filing requirements.
2011— review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2010 and 2011 were $92,938 and $87,983, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11
Control Affiliates	$12,000	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/09-9/30/10	10/1/10-9/30/11
Control Affiliates	$174,242	$56,589

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a)	(2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.
(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 22, 2011

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 22, 2011